UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2013

Date of reporting period:	9/30/2013

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ASSET ALLOCATION FUND

ANNUAL REPORT • SEPTEMBER 30, 2013

Fund Type

Balanced/Allocation

Objective

Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

November 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Asset Allocation Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Asset Allocation Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charge) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	11.86%	47.31%	84.57%	—
Class B	11.01	42.25	71.69	—
Class C	11.10	42.25	71.70	—
Class R	11.58	45.33	N/A	50.35% (12/17/04)
Class X	11.10	42.25	N/A	22.03 (3/26/07)
Class Z	12.18	49.59	89.76	—
Customized Blend Index	11.29	50.55	93.66	—
Barclays U.S. Aggregate Bond Index	-1.68	30.14	56.70	—
S&P 500 Index	19.34	61.14	107.29	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	13.64	47.77	88.07	—

Average Annual Total Returns (With Sales Charge) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	5.70%	6.84%	5.72%	—
Class B	6.01	7.15	5.55	—
Class C	10.10	7.30	5.55	—
Class R	11.58	7.76	N/A	4.75% (12/17/04)
Class X	5.10	6.85	N/A	2.84 (3/26/07)
Class Z	12.18	8.39	6.62	—
Customized Blend Index	11.29	8.53	6.83	—
Barclays U.S. Aggregate Bond Index	-1.68	5.41	4.59	—
S&P 500 Index	19.34	10.01	7.56	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	13.64	8.08	6.46	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	11.86%	8.05%	6.32%	—
Class B	11.01	7.30	5.55	—
Class C	11.10	7.30	5.55	—
Class R	11.58	7.76	N/A	4.75% (12/17/04)
Class X	11.10	7.30	N/A	3.10 (3/26/07)
Class Z	12.18	8.39	6.62	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Customized Blend Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2003) and the account values at the end of the current fiscal year (September 30, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods

Prudential Asset Allocation Fund	3

Your Fund’s Performance (continued)

shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class X	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	6% (Yr.1) 5% (Yr.2) 4% (Yr.3) 4% (Yr.4) 3% (Yr.5) 2% (Yr.6) 2% (Yr.7) 1% (Yr.8) 0% (Yr.9)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	1%	None

Class X shares are closed to new initial purchases. Class X shares are only available through exchanges from the same class of shares of certain other Prudential Investments funds.

Benchmark Definitions

Customized Blend Index

The Customized Blend Index is made up of the S&P 500 Index (50%), the Barclays U.S. Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the Morgan Stanley Capital International Europe, Australasia and Far East Net Dividend (MSCI EAFE ND) Index (5%). The Customized Blend Index is intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each class. Customized Blend Index Closest Month-End to Inception cumulative total returns are 64.79% for Class R; and 39.46% for Class X. Customized Blend Index Closest Month-End to Inception average annual total returns are 5.87% for Class R; and 5.25% for Class X.

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Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed. Barclays U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 49.71% for Class R; and 38.01% for Class X. Barclays U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns are 4.72% for Class R; and 5.08% for Class X.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 66.68% for Class R; and 36.35% for Class X. S&P 500 Index Closest Month-End to Inception average annual total returns are 6.01% for Class R; and 4.89% for Class X.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock:bond ratio ranges around 60%:40%. Lipper Average Closest Month-End to Inception cumulative total returns are 56.08% for Class R; and 28.92% for Class X. Lipper Average Closest Month-End to Inception average annual total returns are 5.17% for Class R; and 3.93% for Class X.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Equity Holdings expressed as a percentage of net assets as of 9/30/13
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	1.5%
Apple, Inc., Computers & Peripherals	1.5
Chevron Corp., Oil, Gas & Consumable Fuels	1.1
General Electric Co., Industrial Conglomerates	1.0
Google, Inc. (Class A Stock), Internet Software & Services	1.0

Holdings reflect only long-term equity investments and are subject to change.

Five Largest Equity Industries expressed as a percentage of net assets as of 9/30/13
Oil, Gas & Consumable Fuels	5.4%
Pharmaceuticals	3.6
Commercial Banks	2.6
Software	2.5
Diversified Financial Services	2.5

Industry weightings reflect only long-term equity investments and are subject to change.

Prudential Asset Allocation Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Asset Allocation Fund’s Class A shares returned 11.86% for the 12-month reporting period that ended September 30, 2013. The Fund’s Class A shares outperformed the 11.29% gain of the Customized Blend Index (described on page 4), but underperformed the 13.64% gain of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

How did the U.S. stock market perform?

The equity market in the United States returned 19.34% for the period, according to the S&P 500 Index.

•

During the reporting period, U.S. equities markets closed the fourth quarter of 2012 in negative territory, as the S&P 500 Index declined slightly. European sovereign debt issues, the U.S. economy, and later in the quarter, the “fiscal cliff,” which involved potential tax raises and mandatory spending cuts, dampened investor sentiment during the quarter.

•

Stocks roared to close the first quarter of 2013, as the S&P 500 Index reached a record high. Investors greeted the resolution of the U.S. “fiscal cliff” negotiations with enthusiasm. Pessimism over the European sovereign debt crisis lifted and investors grew more confident that central banks would maintain accommodative monetary policy.

•

Market gains continued in February. In March, U.S. equity markets encountered turbulence as a banking crisis flared up in Cyprus, a member of the European Union. While this event temporarily sidetracked U.S. equity markets, stocks recovered on generally strong corporate earnings.

•

U.S. equities pushed higher, closing the second quarter of 2013 in record territory. Stocks ended the month of April at record highs and hit their peak in mid-May before selling off and weathering a very volatile month of June.

•

The major news event affecting stocks was the U.S. Federal Reserve’s (the “Fed”) announcement in May suggesting that it might begin to “taper” its bond-buying stimulus program later in the year on upbeat U.S. economic news. The Fed’s announcement sent interest rate yields on U.S. Treasuries higher, as investors feared that the “punch-bowl” effect of extremely low borrowing rates for investors would end sooner rather than later.

•

U.S. equities advanced in the third quarter of 2013 in record territory, but with modest gains. July was a strong month for U.S. stocks, but August proved to be more challenging. Domestic stocks slumped on anxiety over the possibility of the Federal Reserve scaling back its quantitative easing program. Events in Syria also rattled markets as the U.S. announced a possible intervention.

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•

Investor confidence recovered around the middle of September on the Federal Open Market Committee’s (FOMC) announcement that more signs of economic improvement, especially in labor markets, were necessary before the Fed would reel in its stimulus measures. Toward the very end of the reporting period, budget-ceiling debates and a looming shutdown of the Federal government pressured stocks.

How did international stock markets perform?

At the end of the reporting period, international equity markets rose 23.77% overall in U.S. dollar terms, as measured by the Morgan Stanley Capital International Europe Australasia and Far East (MSCI-EAFE) Net Dividend Index, which tracks equity markets of economically developed nations other than the United States and Canada.

•

In the beginning of the reporting period, international equities markets maintained their positive trend during the fourth quarter of 2012. In Europe, countries in the euro zone agreed to take additional steps to forge a closer political and fiscal union. In Asia, GDP growth in China, a major engine of global growth, decelerated from double-digit to single-digit levels. Also in the Pacific region, Japan embarked on a large stimulus program, while also attempting to lower the value of the yen, as a potential benefit for its export industries.

•

In the first quarter of 2013, a significant divergence in the performance of regional equity markets took place. Japan and the United States outperformed, while Europe and emerging markets were the laggards. More drama took place in the euro zone. A financial crisis in Cyprus temporarily roiled markets.

•

International equities declined slightly for the second quarter of 2013. Fortunes were mixed across developed and emerging economies. Japan overcame its prevailing trend of progressively weaker growth amid cautious optimism over stimulative policy measures. In Europe, austerity fatigue reached an apex, as euro zone governments begin to address the limitations of austerity measures and examine policies to boost growth and fight unemployment.

•

In the third quarter, international stocks gained traction. Returns were solid in Europe, and the trend continued globally. Returns in the Pacific region were stronger, as concerns over growth in China eased and most markets in Asia experienced low-to-moderate gains.

How did the U.S. investment-grade bond market perform?

A volatile investment-grade bond market in the United States declined by 1.68% for the reporting period, according to the Barclays U.S. Aggregate Bond Index.

Prudential Asset Allocation Fund	7

Strategy and Performance Overview (continued)

•

For the fourth quarter of 2012, the Barclays U.S. Aggregate Bond Index returned 0.22%. While this return appeared unimpressive, there were bright spots in specific sectors, including U.S. Agency bonds and corporate bonds.

•

In the first and second quarter of 2013, the Barclays U.S. Aggregate Bond Index finished in negative territory. U.S. Treasury securities declined and U.S. investment-grade corporate bonds succumbed to the sharp rise in interest rates due to the Fed’s announcement that it might begin “tapering” its quantitative easing (QE) program.

•

Bonds perked up in the third quarter, as the Barclays U.S. Aggregate Bond Index rose by 0.57%. U.S. corporate bonds rallied in July as interest rates stabilized, lagged in August as rates rose, then rallied again in September as interest rates fell following the Fed’s decision to delay the tapering of its QE program.

How did asset allocation decisions affect the Fund’s performance?

Quantitative Management Associates LLC (QMA) determines the Fund’s asset allocation strategy, which had a positive impact on its performance for the reporting period, a period in which equities outperformed fixed income securities by over 20.00%.

•

During the period, the Fund was consistently positioned with an overweight in equities and an underweight in fixed income securities, relative to guidelines. This decision reflected QMA’s belief that a synchronized global economic recovery was developing, and that equity valuations appeared attractive on both an absolute and relative basis.

•

The Fund continues to hold an overweight position in equities and an underweight in fixed income securities, relative to guidelines, as QMA believes that economic growth is poised to reaccelerate over the next year, providing a tailwind for earnings growth going forward, supporting equities. In this scenario, QMA also believes that yields will rise, providing downward pressure on fixed income returns.

•

The Fund uses derivatives, such as futures contracts on major market indexes and interest rate swaps, to gain exposure to different types of investments, provide liquidity for cash flows, adjust exposure to interest rate risk, or for other purposes intended to help the Fund meet its objective. During the period, exposure to derivatives did not have a material impact on its performance.

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What impact did the quantitative stock strategy have on the Fund’s performance?

The equity portion of the Fund outperformed the Customized Blend Index (the Index) by 0.49%.

•	The strong performance of the quantitative equity strategy resulted in an outperformance of the Fund’s stock holdings against the Index.

•

Smaller stocks in the portfolio did better than their Russell 2000® benchmark at the end of 2012, but lost some relative value in 2013. Although the earnings revisions, quality, and valuation factors in the quantitative model were strong predictors of performance in the beginning of the period, valuation measures began to detract from value-added in 2013, resulting in a return in line with the Index over the full period for the smaller stocks.

•

Overall, large-cap stocks added to performance relative to the Index for the reporting period. Earnings estimate revisions and valuation helped performance, and quality enhanced security selection when combined with the other factors in the model.

What impact did the bond market strategy have on the Fund’s performance?

The portion of the Fund invested in bonds, which is managed by Prudential Fixed Income, outperformed the Barclays U.S. Aggregate Bond Index by 1.58% for the period. The strong performance was mainly due to favorable security selection.

•

The positive impact of security selection was mainly derived within corporate bonds, with overweight positions in insurance and banking as key highlights. Verizon, which issued the largest corporate debt deal ever was also a strong positive in debt-issuer selection. Security selection across other sectors was positive as well.

•

Sector allocation added to performance as well, though it was a more modest contributor compared to security selection, marked by overweights in spread sectors (“spread” is the difference in interest rate yields between U.S. Treasuries and investment-grade bonds with similar maturities).

Prudential Asset Allocation Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2013, at the beginning of the period, and held through the six-month period ended September 30, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Asset Allocation Fund		Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,044.00	1.19%	$6.10
	Hypothetical	$1,000.00	$1,019.10	1.19%	$6.02

Class B	Actual	$1,000.00	$1,040.30	1.89%	$9.67
	Hypothetical	$1,000.00	$1,015.59	1.89%	$9.55

Class C	Actual	$1,000.00	$1,040.30	1.89%	$9.67
	Hypothetical	$1,000.00	$1,015.59	1.89%	$9.55

Class R	Actual	$1,000.00	$1,042.60	1.39%	$7.12
	Hypothetical	$1,000.00	$1,018.10	1.39%	$7.03

Class X	Actual	$1,000.00	$1,040.30	1.89%	$9.67
	Hypothetical	$1,000.00	$1,015.59	1.89%	$9.55

Class Z	Actual	$1,000.00	$1,045.90	0.89%	$4.56
	Hypothetical	$1,000.00	$1,020.61	0.89%	$4.51

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2013, and divided by the 365 days in the Fund's fiscal year ended September 30, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Asset Allocation Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended September 30, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.24%	1.22%
B	1.94%	1.92%
C	1.94%	1.92%
R	1.69%	1.42%
X	1.94%	1.92%
Z	0.94%	0.92%

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 97.2%
COMMON STOCKS 63.1%

Aerospace & Defense 1.7%
2,700	AAR Corp.	$73,791
5,186	BAE Systems PLC (United Kingdom)	38,116
1,845	Cobham PLC (United Kingdom)	8,579
1,600	Esterline Technologies Corp.*	127,824
923	European Aeronautic Defence and Space Co. NV (France)	58,816
17,500	Exelis, Inc.	274,925
561	Finmeccanica SpA (Italy)*(a)	3,359
16,700	General Dynamics Corp.	1,461,584
1,600	HEICO Corp.	108,384
7,100	Honeywell International, Inc.	589,584
4,400	L-3 Communications Holdings, Inc.	415,800
1,209	Meggitt PLC (United Kingdom)	10,738
1,000	Moog, Inc. (Class A Stock)*	58,670
16,700	Northrop Grumman Corp.	1,590,842
18,500	Raytheon Co.	1,425,795
2,929	Rolls-Royce Holdings PLC (United Kingdom)	52,698
388	Safran SA (France)	23,897
2,400	Singapore Technologies Engineering Ltd. (Singapore)	7,988
8,000	Spirit Aerosystems Holdings, Inc. (Class A Stock)*	193,920
1,800	Teledyne Technologies, Inc.*	152,874
146	Thales SA (France)	8,026
500	United Technologies Corp.	53,910
53	Zodiac Aerospace (France)	8,437

		6,748,557

Air Freight & Logistics 0.5%
1,401	Deutsche Post AG (Germany)	46,468
300	Forward Air Corp.	12,105
700	Park-Ohio Holdings Corp.*	26,894
496	TNT Express NV (Netherlands)	4,528
1,069	Toll Holdings Ltd. (Australia)	5,823
20,900	United Parcel Service, Inc. (Class B Stock)	1,909,633
600	Yamato Holdings Co. Ltd. (Japan)	13,551

		2,019,002

Airlines 0.1%
750	Allegiant Travel Co.	79,020
1,800	ANA Holdings, Inc. (Japan)(a)	3,929
2,000	Cathay Pacific Airways Ltd. (Hong Kong)	3,923

See Notes to Financial Statements.

Prudential Asset Allocation Fund	13

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Airlines (cont’d.)
378	Deutsche Lufthansa AG (Germany)*	$7,374
246	easyJet PLC (United Kingdom)	5,083
1,400	International Consolidated Airlines Group SA (United Kingdom)*	7,650
50	Japan Airlines Co. Ltd. (Japan)	3,030
1,762	Qantas Airways Ltd. (Australia)*	2,429
800	Singapore Airlines Ltd. (Singapore)	6,662
4,100	Spirit Airlines, Inc.*	140,507

		259,607

Auto Components 0.2%
350	Aisin Seiki Co. Ltd. (Japan)	15,005
900	BorgWarner, Inc.(a)	91,251
1,000	Bridgestone Corp. (Japan)	36,648
306	CIE Generale des Etablissements Michelin (France)	33,936
176	Continental AG (Germany)	29,837
7,000	Dana Holding Corp.	159,880
750	Denso Corp. (Japan)	35,191
2,704	GKN PLC (United Kingdom)	14,960
200	Koito Manufacturing Co Ltd. (Japan)	3,814
1,700	Modine Manufacturing Co.*	24,871
300	NGK Spark Plug Co. Ltd. (Japan)	6,658
300	NHK Spring Co. Ltd. (Japan)	3,082
200	NOK Corp. (Japan)	3,124
171	Nokian Renkaat OYJ (Finland)	8,694
339	Pirelli & C. SpA (Italy)	4,414
800	Standard Motor Products, Inc.	25,728
300	Stanley Electric Co. Ltd. (Japan)	6,396
300	Sumitomo Rubber Industries Ltd. (Japan)	4,643
1,700	Tenneco, Inc.*	85,850
1,400	Tower International, Inc.*	27,986
100	Toyoda Gosei Co. Ltd. (Japan)	2,472
100	Toyota Boshoku Corp. (Japan)	1,344
300	Toyota Industries Corp. (Japan)	12,990

		638,774

Automobiles 0.7%
515	Bayerische Motoren Werke AG (Germany)	55,385
300	Daihatsu Motor Co. Ltd. (Japan)	5,830
1,507	Daimler AG (Germany)	117,501
1,358	Fiat SpA (Italy)*	10,837

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Automobiles (cont’d.)
117,200	Ford Motor Co.	$1,977,164
1,000	Fuji Heavy Industries Ltd. (Japan)	27,866
2,600	Honda Motor Co. Ltd. (Japan)	99,379
1,900	Isuzu Motors Ltd. (Japan)	12,595
4,400	Mazda Motor Corp. (Japan)*	19,780
670	Mitsubishi Motors Corp. (Japan)*(a)	7,444
4,000	Nissan Motor Co. Ltd. (Japan)	40,371
237	Porsche Automobil Holding SE (Germany)	20,689
299	Renault SA (France)	23,845
600	Suzuki Motor Corp. (Japan)	14,461
4,350	Toyota Motor Corp. (Japan)	278,998
47	Volkswagen AG (Germany)	10,662
500	Yamaha Motor Co. Ltd. (Japan)	7,354

		2,730,161

Beverages 1.5%
1,260	Anheuser-Busch InBev NV (Belgium)	124,989
600	Asahi Group Holdings Ltd. (Japan)	15,795
168	Carlsberg A/S (Denmark) (Class B Stock)	17,315
886	Coca-Cola Amatil Ltd. (Australia)	10,147
600	Coca-Cola Bottling Co. Consolidated	37,572
43,640	Coca-Cola Co. (The)	1,653,083
31,300	Coca-Cola Enterprises, Inc.	1,258,573
322	Coca-Cola HBC AG (United Kingdom)	9,646
100	Coca-Cola West Co. Ltd. (Japan)	1,999
3,935	Diageo PLC (United Kingdom)	125,084
156	Heineken Holding NV (Netherlands)	9,863
368	Heineken NV (Netherlands)	26,072
1,400	Kirin Holdings Co. Ltd. (Japan)	20,440
1,700	National Beverage Corp.	30,362
30,800	PepsiCo, Inc.	2,448,600
339	Pernod-Ricard SA (France)	42,096
36	Remy Cointreau SA (France)	3,835
1,503	SABMiller PLC (United Kingdom)	76,447
1,004	Treasury Wine Estates Ltd. (Australia)	4,146

		5,916,064

Biotechnology 1.9%
2,200	Acorda Therapeutics, Inc.*	75,416
188	Actelion Ltd. (Switzerland)	13,348

See Notes to Financial Statements.

Prudential Asset Allocation Fund	15

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
1,500	Aegerion Pharmaceuticals, Inc.*	$128,565
4,400	Alexion Pharmaceuticals, Inc.*	511,104
3,600	Alnylam Pharmaceuticals, Inc.*	230,436
15,200	Amgen, Inc.	1,701,488
7,200	Biogen Idec, Inc.*	1,733,472
16,400	Celgene Corp.*	2,524,452
773	CSL Ltd. (Australia)	46,139
754	Elan Corp. PLC (Ireland)*	11,721
2,700	Emergent Biosolutions, Inc.*	51,435
2,500	Genomic Health, Inc.*	76,450
231	Grifols SA (Spain)	9,486
6,900	ImmunoGen, Inc.*	117,438
400	Isis Pharmaceuticals, Inc.*	15,016
3,200	Ligand Pharmaceuticals, Inc.*	138,496
379	Novozymes A/S (Denmark)	14,505
300	Prothena Corp. PLC (Ireland)*	6,069
1,800	Targacept, Inc.*	9,558

		7,414,594

Building Products 0.3%
2,050	AAON, Inc.	54,448
1,000	American Woodmark Corp.*	34,650
4,300	AO Smith Corp.	194,360
1,600	Asahi Glass Co. Ltd. (Japan)	9,941
521	Assa Abloy AB (Sweden) (Class B Stock)	23,941
624	Cie de Saint-Gobain (France)	30,971
350	Daikin Industries Ltd. (Japan)	18,681
62	Geberit AG (Switzerland)	16,753
1,500	Gibraltar Industries, Inc.*	21,390
500	Griffon Corp.	6,270
1,300	Insteel Industries, Inc.	20,930
5,200	Lennox International, Inc.	391,352
400	LIXIL Group Corp. (Japan)	8,246
6,500	Masco Corp.	138,320
200	Nortek, Inc.*	13,742
900	PGT, Inc.*	8,919
500	TOTO Ltd. (Japan)	7,014
1,200	Universal Forest Products, Inc.	50,520
600	USG Corp.*	17,148

		1,067,596

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Capital Markets 1.5%
1,507	3i Group PLC (United Kingdom)	$8,869
1,531	Aberdeen Asset Management PLC (United Kingdom)	9,376
1,500	Arlington Asset Investment Corp.	35,670
10,900	BGC Partners, Inc. (Class A Stock)	61,585
1,000	BlackRock, Inc.	270,620
200	Capital Southwest Corp.	6,842
1,700	Cowen Group, Inc.*	5,865
2,350	Credit Suisse Group AG (Switzerland)	71,868
2,700	Daiwa Securities Group, Inc. (Japan)	24,367
1,599	Deutsche Bank AG (Germany)	73,396
1,000	Evercore Partners, Inc. (Class A Stock)	49,230
1,700	Fifth Street Finance Corp.	17,493
900	Financial Engines, Inc.	53,496
2,500	Franklin Resources, Inc.	126,375
800	GAMCO Investors, Inc. (Class A Stock)	60,744
2,900	GFI Group, Inc.	11,455
13,815	Goldman Sachs Group, Inc. (The)	2,185,671
368	Hargreaves Lansdown PLC (United Kingdom)	5,835
890	ICAP PLC (United Kingdom)	5,386
1,000	Invesco Ltd. (Bermuda)	31,900
878	Investec PLC (United Kingdom)	5,686
300	JMP Group, Inc.	1,857
357	Julius Baer Group Ltd. (Switzerland)	16,670
479	Macquarie Group Ltd. (Australia)	21,460
7,100	MCG Capital Corp.	35,784
749	Mediobanca SpA (Italy)	5,233
40,500	Morgan Stanley	1,091,475
800	New Mountain Finance Corp.	11,528
5,800	Nomura Holdings, Inc. (Japan)	45,366
27	Partners Group Holding AG (Switzerland)	6,627
1,400	PennantPark Investment Corp.	15,764
268	Ratos AB (Sweden) (Class B Stock)	2,495
340	SBI Holdings, Inc. (Japan)	4,413
175	Schroders PLC (United Kingdom)	7,296
14,300	State Street Corp.	940,225
3,800	T. Rowe Price Group, Inc.	273,334
400	TCP Capital Corp.	6,488
5,714	UBS AG (Switzerland)	117,111
130	Virtus Investment Partners, Inc.*	21,143
600	Walter Investment Management Corp.*	23,724

		5,769,722

See Notes to Financial Statements.

Prudential Asset Allocation Fund	17

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals 1.7%
3,100	A. Schulman, Inc.	$91,326
489	Air Liquide SA (France)	68,136
300	Air Water, Inc. (Japan)	4,434
379	Akzo Nobel NV (Netherlands)	24,901
96	Arkema SA (France)	10,698
2,000	Asahi Kasei Corp. (Japan)	15,105
500	Axiall Corp.	18,895
1,440	BASF SE (Germany)	138,097
4,000	CF Industries Holdings, Inc.	843,320
210	Croda International PLC (United Kingdom)	9,017
500	Daicel Corp. (Japan)	4,523
13	EMS-Chemie Holding AG (Switzerland)	4,600
58	Fuchs Petrolub AG (Germany)	4,855
4,300	FutureFuel Corp.	77,228
13	Givaudan SA (Switzerland)	19,001
1,900	HB Fuller Co.	85,861
200	Hitachi Chemical Co. Ltd. (Japan)	3,229
2,600	Huntsman Corp.	53,586
2,555	Incitec Pivot Ltd. (Australia)	6,415
2,900	International Flavors & Fragrances, Inc.	238,670
712	Israel Chemicals Ltd. (Israel)	6,012
4	Israel Corp. Ltd. (The) (Israel)*	2,113
317	Johnson Matthey PLC (United Kingdom)	14,405
300	JSR Corp. (Japan)	5,582
267	K+S AG (Germany)(a)	6,902
500	Kaneka Corp. (Japan)	3,271
400	Kansai Paint Co. Ltd. (Japan)	5,316
246	Koninklijke DSM NV (Netherlands)	18,557
2,600	Koppers Holdings, Inc.	110,890
600	Kuraray Co. Ltd. (Japan)	7,212
129	Lanxess AG (Germany)	8,375
299	Linde AG (Germany)	59,252
1,500	LSB Industries, Inc.*	50,295
22,400	LyondellBasell Industries NV (Netherlands) (Class A Stock)	1,640,352
1,900	Mitsubishi Chemical Holdings Corp. (Japan)	8,903
600	Mitsubishi Gas Chemical Co., Inc. (Japan)	5,056
1,300	Mitsui Chemicals, Inc. (Japan)	3,577
300	Nitto Denko Corp. (Japan)	19,564
1,400	OM Group, Inc.*	47,292
567	Orica Ltd. (Australia)	10,623

See Notes to Financial Statements.

18

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Chemicals (cont’d.)
8,500	PPG Industries, Inc.	$1,420,010
600	Shin-Etsu Chemical Co. Ltd. (Japan)	36,814
3,000	Showa Denko KK (Japan)	4,078
3	Sika AG (Switzerland)	8,753
92	Solvay SA (Belgium)(a)	13,799
340	Stepan Co.	19,628
2,300	Sumitomo Chemical Co. Ltd. (Japan)	8,801
146	Syngenta AG (Switzerland)	59,671
400	Taiyo Nippon Sanso Corp. (Japan)	2,689
1,500	Teijin Ltd. (Japan)	3,467
2,300	Toray Industries, Inc. (Japan)	15,168
1,500	Ube Industries Ltd. (Japan)	2,833
177	Umicore SA (Belgium)	8,595
4,800	Valspar Corp. (The)	304,464
9,900	Westlake Chemical Corp.	1,036,134
290	Yara International ASA (Norway)	11,975

		6,712,325

Commercial Banks 2.6%
1,600	Aozora Bank Ltd. (Japan)	4,752
4,382	Australia & New Zealand Banking Group Ltd. (Australia)	125,992
9,967	Banca Monte dei Paschi di Siena SpA (Italy)*	2,770
500	Bancfirst Corp.	27,035
8,675	Banco Bilbao Vizcaya Argentaria SA (Spain)	97,007
4,411	Banco de Sabadell SA (Spain)	11,107
2,070	Banco Espirito Santo SA (Portugal)*	2,203
900	Banco Latinoamericano de Comercio Exterior SA (Class E Stock)	22,428
2,014	Banco Popular Espanol SA (Spain)*	10,812
17,981	Banco Santander SA (Spain)	146,602
3,500	BancorpSouth, Inc.	69,790
1,555	Bank Hapoalim BM (Israel)	7,869
1,944	Bank Leumi Le-Israel BM (Israel)*	7,228
2,000	Bank of East Asia Ltd. (Hong Kong)	8,472
33,830	Bank of Ireland (Ireland)*	9,596
500	Bank of Kyoto Ltd. (The) (Japan)	4,405
1,900	Bank of Yokohama Ltd. (The) (Japan)	10,897
6,436	Bankia SA (Spain)*	7,027
5	Banque Cantonale Vaudoise (Switzerland)	2,752
21,175	Barclays PLC (United Kingdom)*	90,496
20,500	BB&T Corp.	691,875

See Notes to Financial Statements.

Prudential Asset Allocation Fund	19

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
1,700	BBCN Bancorp, Inc.	$23,392
649	Bendigo and Adelaide Bank Ltd. (Australia)	6,072
1,578	BNP Paribas SA (France)	106,743
6,000	BOC Hong Kong Holdings Ltd. (Hong Kong)	19,278
1,838	CaixaBank (Spain)	8,076
500	Camden National Corp.	20,450
3,100	Capital Bank Financial Corp.*	68,045
800	Cathay General BanCorp	18,696
200	Centerstate Banks, Inc.	1,936
1,400	Chemical Financial Corp.	39,088
1,200	Chiba Bank Ltd. (The) (Japan)	8,788
300	Chugoku Bank Ltd. (The) (Japan)	4,226
900	Citizens & Northern Corp.	17,946
1,545	Commerzbank AG (Germany)*	17,793
2,553	Commonwealth Bank of Australia (Australia)	169,672
1,400	Community Trust BanCorp, Inc.	56,826
1,554	Credit Agricole SA (France)*	17,135
1,700	Customers Bancorp, Inc.*	27,370
1,021	Danske Bank A/S (Denmark)*	22,018
2,800	DBS Group Holdings Ltd. (Singapore)	36,654
1,560	DNB ASA (Norway)	23,690
990	Eagle BanCorp, Inc.*	28,007
900	Enterprise Financial Services Corp.	15,102
378	Erste Group Bank AG (Austria)	11,945
300	Fidelity Southern Corp.	4,602
1,900	Financial Institutions, Inc.	38,874
300	First BanCorp	4,335
2,200	First Community Bancshares, Inc.	35,970
2,900	First Interstate Bancsystem, Inc.	70,035
1,100	First Merchants Corp.	19,063
1,100	First NBC Bank Holding Co.*	26,818
1,300	Fukuoka Financial Group, Inc. (Japan)	5,886
400	Great Southern BanCorp, Inc.	11,292
600	Gunma Bank Ltd. (The) (Japan)	3,521
600	Hachijuni Bank Ltd. (The) (Japan)	3,735
1,200	Hang Seng Bank Ltd. (Hong Kong)	19,570
2,100	Hanmi Financial Corp.	34,797
200	Heartland Financial USA, Inc.	5,572
800	Hiroshima Bank Ltd. (The) (Japan)	3,414
1,900	Hokuhoku Financial Group, Inc. (Japan)	3,997

See Notes to Financial Statements.

20

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
350	Horizon BanCorp	$8,172
29,374	HSBC Holdings PLC (United Kingdom)	317,927
120,400	Huntington Bancshares, Inc.	994,504
3,200	International Bancshares Corp.	69,216
18,563	Intesa Sanpaolo SpA (Italy)	38,398
400	Iyo Bank Ltd. (The) (Japan)	4,200
1,200	Joyo Bank Ltd. (The) (Japan)	6,455
358	KBC Groep NV (Belgium)	17,614
26,000	KeyCorp	296,400
600	Lakeland Financial Corp.	19,590
72,499	Lloyds Banking Group PLC (United Kingdom)*	86,321
3,600	MainSource Financial Group, Inc.	54,684
2,200	MB Financial, Inc.	62,128
20,000	Mitsubishi UFJ Financial Group, Inc. (Japan)	128,287
180	Mizrahi Tefahot Bank Ltd. (Israel)	1,982
35,960	Mizuho Financial Group, Inc. (Japan)	78,175
3,673	National Australia Bank Ltd. (Australia)	117,687
1,361	Natixis (France)	6,517
1,000	Nishi-Nippon City Bank Ltd. (The) (Japan)	2,729
4,403	Nordea Bank AB (Sweden)	53,131
5,700	OFG Bancorp	92,283
4,400	Old National BanCorp	62,480
4,074	Oversea-Chinese Banking Corp. Ltd. (Singapore)	33,479
1,300	Peoples BanCorp, Inc.	27,144
3,400	PNC Financial Services Group, Inc. (The)	246,330
500	Preferred Bank*	8,895
3,500	PrivateBanCorp, Inc.	74,900
76	Raiffeisen Bank International AG (Austria)	2,488
2,900	Resona Holdings, Inc. (Japan)	14,889
3,336	Royal Bank of Scotland Group PLC (United Kingdom)*	19,362
600	Sandy Spring BanCorp, Inc.	13,956
1,200	Seven Bank Ltd. (Japan)	4,020
2,600	Shinsei Bank Ltd. (Japan)	6,346
900	Shizuoka Bank Ltd. (The) (Japan)	10,267
2,425	Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	25,706
1,121	Societe Generale SA (France)	55,847
3,784	Standard Chartered PLC (United Kingdom)	90,656
2,067	Sumitomo Mitsui Financial Group, Inc. (Japan)	100,095
5,280	Sumitomo Mitsui Trust Holdings, Inc. (Japan)	26,242
300	Suruga Bank Ltd. (Japan)	5,172

See Notes to Financial Statements.

Prudential Asset Allocation Fund	21

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
4,100	Susquehanna Bancshares, Inc.	$51,455
794	Svenska Handelsbanken AB (Sweden) (Class A Stock)	33,971
1,446	Swedbank AB (Sweden) (Class A Stock)	33,682
500	Trico Bancshares	11,390
6,683	UniCredit SpA (Italy)	42,676
1,329	Unione di Banche Italiane ScpA (Italy)	6,734
2,500	United Community Banks, Inc.*	37,500
2,000	United Overseas Bank Ltd. (Singapore)	32,990
300	Washington Trust BanCorp, Inc.	9,429
4,100	Webster Financial Corp.	104,673
93,541	Wells Fargo & Co.	3,865,114
2,000	WesBanco, Inc.	59,460
900	West Bancorporation, Inc.	12,420
4,867	Westpac Banking Corp. (Australia)	148,768
1,400	Wilshire Bancorp, Inc.	11,452
300	Yamaguchi Financial Group, Inc. (Japan)	2,952

		10,170,884

Commercial Services & Supplies 0.2%
415	Aggreko PLC (United Kingdom)	10,769
580	Babcock International Group PLC (United Kingdom)	11,223
2,485	Brambles Ltd. (Australia)	21,132
1,000	Brink’s Co. (The)	28,300
1,100	Courier Corp.	17,402
900	Dai Nippon Printing Co. Ltd. (Japan)	9,542
3,200	Deluxe Corp.	133,312
315	Edenred (France)	10,234
2,189	G4S PLC (United Kingdom)	9,017
3,100	Knoll, Inc.	52,514
700	Performant Financial Corp.*	7,644
1,300	Rollins, Inc.	34,463
300	Secom Co. Ltd. (Japan)	18,803
486	Securitas AB (Sweden) (Class B Stock)	5,550
773	Serco Group PLC (United Kingdom)	6,839
45	Societe BIC SA (France)	5,233
8,100	Steelcase, Inc. (Class A Stock)	134,622
900	Toppan Printing Co. Ltd. (Japan)	7,274
1,400	UniFirst Corp.	146,188
1,300	Viad Corp.	32,435

		702,496

See Notes to Financial Statements.

22

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Communications Equipment 1.4%
1,000	AAC Technologies Holdings, Inc. (China)	$4,559
3,800	Aruba Networks, Inc.*	63,232
1,300	Aviat Networks, Inc.*	3,354
112,666	Cisco Systems, Inc.	2,638,638
900	Digi International, Inc.*	9,009
600	F5 Networks, Inc.*	51,456
7,100	Harmonic, Inc.*	54,599
2,000	Harris Corp.	118,600
16,500	Juniper Networks, Inc.*	327,690
5,979	Nokia OYJ (Finland)*	39,114
3,000	Plantronics, Inc.	138,150
31,100	QUALCOMM, Inc.	2,094,896
500	Symmetricom, Inc.*	2,410
4,746	Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	63,211
400	Tessco Technologies, Inc.	13,480

		5,622,398

Computers & Peripherals 2.2%
12,700	Apple, Inc.	6,054,725
2,100	Cray, Inc.*	50,547
1,700	Electronics for Imaging, Inc.*	53,856
123	Gemalto NV (Netherlands)	13,203
85,900	Hewlett-Packard Co.	1,802,182
3,100	Immersion Corp.*	40,889
4,000	NEC Corp. (Japan)	9,293
600	SanDisk Corp.	35,706
3,100	Synaptics, Inc.*	137,268
5,000	Western Digital Corp.	317,000

		8,514,669

Construction & Engineering 0.3%
225	ACS Actividades de Construccion y Servicios SA (Spain)	7,165
10,600	AECOM Technology Corp.*	331,462
700	Argan, Inc.	15,379
296	Bouygues SA (France)	10,835
300	Chiyoda Corp. (Japan)	3,620
3,700	EMCOR Group, Inc.	144,781
625	Ferrovial SA (Spain)	11,257
48	Hochtief AG (Germany)	4,190
300	JGC Corp. (Japan)	10,861

See Notes to Financial Statements.

Prudential Asset Allocation Fund	23

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Construction & Engineering (cont’d.)
1,300	Kajima Corp. (Japan)	$5,295
200	Kinden Corp. (Japan)	2,158
120	Koninklijke Boskalis Westminster NV (Netherlands)	5,319
269	Leighton Holdings Ltd. (Australia)	4,836
1,000	Obayashi Corp. (Japan)	5,984
73	OCI N.V. (Netherlands)*	2,469
1,700	Primoris Services Corp.	43,299
18,200	Quanta Services, Inc.*	500,682
1,000	Shimizu Corp. (Japan)	4,886
588	Skanska AB (Sweden) (Class B Stock)	11,317
1,500	Taisei Corp. (Japan)	7,383
739	Vinci SA (France)	43,022

		1,176,200

Construction Materials
1,220	Boral Ltd. (Australia)	5,475
1,160	CRH PLC (Ireland)	27,873
1,071	Fletcher Building Ltd. (New Zealand)	8,442
3,500	Headwaters, Inc.*	31,465
222	HeidelbergCement AG (Germany)	17,154
366	Holcim Ltd. (Switzerland)	27,288
53	Imerys SA (France)	3,701
681	James Hardie Industries PLC (Ireland)	6,783
293	Lafarge SA (France)	20,444
2,000	Taiheiyo Cement Corp. (Japan)	8,746

		157,371

Consumer Finance 0.5%
100	AEON Financial Service Co. Ltd. (Japan)	3,150
4,200	Capital One Financial Corp.	288,708
940	Credit Acceptance Corp.*	104,161
200	Credit Saison Co. Ltd. (Japan)	5,446
3,800	DFC Global Corp.*	41,762
29,500	Discover Financial Services	1,490,930
2,100	EzCorp., Inc. (Class A Stock)*	35,448
4,800	Nelnet, Inc. (Class A Stock)	184,560

		2,154,165

See Notes to Financial Statements.

24

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Containers & Packaging
1,866	Amcor Ltd. (Australia)	$18,206
3,400	Graphic Packaging Holding Co.*	29,104
1,224	Rexam PLC (United Kingdom)	9,538
300	Toyo Seikan Group Holdings Ltd. (Japan)	5,912

		62,760

Distributors
1,200	Core-Mark Holding Co, Inc.	79,728
200	Jardine Cycle & Carriage Ltd. (Singapore)	6,091

		85,819

Diversified Consumer Services
500	American Public Education, Inc.*	18,900
150	Benesse Holdings, Inc. (Japan)	5,456
1,500	Bridgepoint Education, Inc.*	27,060
2,000	Grand Canyon Education, Inc.*	80,560
1,000	Lincoln Educational Services Corp.	4,610

		136,586

Diversified Financial Services 2.5%
309	ASX Ltd. (Australia)	9,950
78,145	Bank of America Corp.	1,078,401
12,100	Berkshire Hathaway, Inc. (Class B Stock)*	1,373,471
62,770	Citigroup, Inc.	3,044,973
308	Deutsche Boerse AG (Germany)	23,180
48	Eurazeo (France)	3,084
155	Exor SpA (Italy)	5,832
4,000	First Pacific Co. Ltd. (China)	4,421
125	Groupe Bruxelles Lambert SA (Belgium)	10,642
1,700	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	27,275
183	Industrivarden AB (Sweden) (Class C Stock)	3,369
6,105	ING Groep NV (Netherlands) (Class B Stock)*	69,273
5,600	ING US, Inc.	163,576
319	Investment AB Kinnevik (Sweden)	11,043
710	Investor AB (Sweden) (Class B Stock)	21,533
72,930	JPMorgan Chase & Co.	3,769,752
257	London Stock Exchange Group PLC (United Kingdom)	6,393
700	Marlin Business Services Corp.	17,472
900	Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	4,785
1,960	ORIX Corp. (Japan)	32,042

See Notes to Financial Statements.

Prudential Asset Allocation Fund	25

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
58	Pargesa Holding SA (Switzerland)	$4,351
193	Pohjola Bank PLC (Finland) (Class A Stock)	3,216
1,300	Singapore Exchange Ltd. (Singapore)	7,530
51	Wendel SA (France)	6,916

		9,702,480

Diversified Telecommunication Services 1.6%
3,900	8x8, Inc.*	39,273
97,810	AT&T, Inc.(a)	3,307,934
200	Atlantic Tele-Network, Inc.	10,426
236	Belgacom SA (Belgium)	6,277
2,949	Bezeq the Israeli Telecommunication Corp. Ltd. (Israel)	5,423
12,845	BT Group PLC (United Kingdom) (Class A Stock)	71,120
1,300	Cbeyond, Inc.*	8,333
29,900	CenturyLink, Inc.(a)	938,262
5,700	Cincinnati Bell, Inc.*	15,504
4,397	Deutsche Telekom AG (Germany)	63,683
215	Elisa OYJ (Finland)	5,134
379	Hellenic Telecommunications Organization SA (Greece)*	3,944
4,000	HKT Trust and HKT Ltd. (Hong Kong)	3,761
400	IDT Corp. (Class B Stock)	7,100
35	Iliad SA (France)	8,168
715	Inmarsat PLC (United Kingdom)	8,201
700	Nippon Telegraph & Telephone Corp. (Japan)	36,435
2,961	Orange SA (France)	37,076
6,200	PCCW Ltd. (Hong Kong)	2,743
974	Portugal Telecom SGPS SA (Portugal)	4,392
3,500	Premiere Global Services, Inc.*	34,860
12,700	Singapore Telecommunications Ltd. (Singapore)	37,822
38	Swisscom AG (Switzerland)	18,260
1,186	TDC A/S (Denmark)	10,036
2,896	Telecom Corp. of New Zealand Ltd. (New Zealand)	5,586
16,067	Telecom Italia SpA (Italy)	13,220
9,349	Telecom Italia SpA-RSP (Italy)	6,213
446	Telefonica Deutschland Holding AG (Germany)	3,521
6,537	Telefonica SA (Spain)*	101,625
322	Telekom Austria AG (Austria)	2,696
1,066	Telenor ASA (Norway)	24,362
3,803	TeliaSonera AB (Sweden)	29,097
6,954	Telstra Corp. Ltd. (Australia)	32,268

See Notes to Financial Statements.

26

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
24,850	Verizon Communications, Inc.	$1,159,501
1,868	Vivendi SA (France)	42,970
3,500	Vonage Holdings Corp.*	10,990
271	Ziggo NV (Netherlands)	10,982

		6,127,198

Electric Utilities 0.7%
37	Acciona SA (Spain)	2,109
9,000	American Electric Power Co., Inc.	390,150
1,000	Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)	6,936
1,000	Chubu Electric Power Co., Inc. (Japan)	13,736
500	Chugoku Electric Power Co., Inc. (The) (Japan)	7,958
2,800	CLP Holdings Ltd. (Hong Kong)	22,804
574	Contact Energy Ltd. (New Zealand)	2,579
12,000	Edison International	552,720
3,205	EDP - Energias de Portugal SA (Portugal)	11,709
3,500	El Paso Electric Co.	116,900
375	Electricite de France SA (France)	11,862
10,510	Enel SpA (Italy)	40,356
689	Fortum OYJ (Finland)	15,553
300	Hokkaido Electric Power Co., Inc. (Japan)*	4,049
300	Hokuriku Electric Power Co. (Japan)	4,390
7,962	Iberdrola SA (Spain)	46,281
3,000	IDACORP., Inc.	145,200
1,100	Kansai Electric Power Co., Inc. (The) (Japan)*	14,150
700	Kyushu Electric Power Co., Inc. (Japan)*	10,016
600	Portland General Electric Co.	16,938
2,000	Power Assets Holdings Ltd. (China)	17,906
168	Red Electrica Corp. SA (Spain)	9,563
300	Shikoku Electric Power Co., Inc. (Japan)*	5,110
3,200	Southern Co. (The)(a)	131,776
2,330	SP AusNet (Australia)	2,609
1,523	SSE PLC (United Kingdom)	36,323
2,338	Terna Rete Elettrica Nazionale SpA (Italy)	10,555
700	Tohoku Electric Power Co., Inc. (Japan)*	8,623
2,400	Tokyo Electric Power Co., Inc. (Japan)*	14,952
129	Verbund AG (Austria)	2,919
37,400	Xcel Energy, Inc.	1,032,614

		2,709,346

See Notes to Financial Statements.

Prudential Asset Allocation Fund	27

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electrical Equipment 0.4%
3,448	ABB Ltd. (Switzerland)	$81,439
335	Alstom SA (France)	11,923
11,400	Babcock & Wilcox Co. (The)	384,408
2,900	Brady Corp.	88,450
900	Coleman Cable, Inc.	18,999
11,600	Emerson Electric Co.	750,520
100	Enersys, Inc.	6,063
1,000	Fuji Electric Co. Ltd. (Japan)	4,091
1,000	Furukawa Electric Co. Ltd. (Japan)	2,313
200	Generac Holdings, Inc.	8,528
400	Legrand SA (France)	22,199
3,100	Mitsubishi Electric Corp. (Japan)	32,711
200	Nidec Corp. (Japan)	16,851
127	OSRAM Licht AG (Germany)*	5,962
200	Powell Industries, Inc.*	12,258
293	Prysmian SpA (Italy)	7,184
400	Rockwell Automation, Inc.	42,776
825	Schneider Electric SA (France)	69,810
1,200	Sumitomo Electric Industries Ltd. (Japan)	17,453
1,500	Thermon Group Holdings, Inc.*	34,665

		1,618,603

Electronic Equipment, Instruments & Components 0.8%
300	Agilysys, Inc.*	3,576
300	Anixter International, Inc.*	26,298
3,400	Arrow Electronics, Inc.*	165,002
13,500	Avnet, Inc.	563,085
400	Belden, Inc.	25,620
1,300	Benchmark Electronics, Inc.*	29,757
400	Citizen Holdings Co. Ltd. (Japan)	2,816
700	Fabrinet*	11,788
700	FUJIFILM Holdings Corp. (Japan)	16,870
150	Hamamatsu Photonics KK (Japan)	5,665
370	Hexagon AB (Sweden) (Class B Stock)	11,154
50	Hirose Electric Co. Ltd. (Japan)	7,697
100	Hitachi High-Technologies Corp. (Japan)	2,251
7,700	Hitachi Ltd. (Japan)	51,022
700	Hoya Corp. (Japan)	16,558
200	Ibiden Co. Ltd. (Japan)	3,282
6,000	Ingram Micro, Inc. (Class A Stock)*	138,300

See Notes to Financial Statements.

28

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
3,300	Insight Enterprises, Inc.*	$62,436
18,700	Jabil Circuit, Inc.	405,416
66	Keyence Corp. (Japan)	25,113
500	Kyocera Corp. (Japan)	26,664
1,200	Littelfuse, Inc.	93,864
100	Multi-Fineline Electronix, Inc.*	1,622
350	Murata Manufacturing Co. Ltd. (Japan)	26,811
600	Nippon Electric Glass Co. Ltd. (Japan)	3,222
300	Omron Corp. (Japan)	10,867
1,200	PC Connection, Inc.	18,108
4,200	Sanmina Corp.*	73,458
3,000	ScanSource, Inc.*	103,800
500	Shimadzu Corp. (Japan)	4,749
200	TDK Corp. (Japan)	7,879
18,900	TE Connectivity Ltd.	978,642
2,700	TTM Technologies, Inc.*	26,325
400	Yaskawa Electric Corp. (Japan)	5,651
400	Yokogawa Electric Corp. (Japan)	5,713

		2,961,081

Energy Equipment & Services 0.9%
251	Aker Solutions ASA (Norway)	3,525
485	AMEC PLC (United Kingdom)	8,426
2,300	Bristow Group, Inc.	167,348
267	CGG (France)*	6,155
400	Dawson Geophysical Co.*	12,988
12,900	Diamond Offshore Drilling, Inc.(a)	803,928
22,100	Ensco PLC (Class A Stock)	1,187,875
114	Fugro NV (Netherlands)	6,950
1,300	Global Geophysical Services, Inc.*	3,523
400	Gulf Island Fabrication, Inc.	9,804
3,800	Helix Energy Solutions Group, Inc.*	96,406
2,700	Matrix Service Co.*	52,974
4,200	Parker Drilling Co.*	23,940
402	Petrofac Ltd. (United Kingdom)	9,132
411	Saipem SpA (Italy)	8,928
6,000	Schlumberger Ltd.	530,160
400	SEACOR Holdings, Inc.	36,176
599	Seadrill Ltd. (Bermuda)	26,903
437	Subsea 7 SA (Luxembourg)	9,084

See Notes to Financial Statements.

Prudential Asset Allocation Fund	29

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
24,500	Superior Energy Services, Inc.*	$613,480
158	Technip SA (France)	18,550
768	Tenaris SA (Luxembourg)	17,967
720	TGC Industries, Inc.	5,681
572	Transocean Ltd.	25,421
321	WorleyParsons Ltd. (Australia)	7,298

		3,692,622

Food & Staples Retailing 1.7%
1,000	Aeon Co. Ltd. (Japan) (Class A Stock)	13,803
800	Andersons, Inc. (The)	55,920
100	Arden Group, Inc.	13,000
953	Carrefour SA (France)	32,688
87	Casino Guichard Perrachon SA (France)	8,968
121	Colruyt SA (Belgium)	6,712
36,100	CVS Caremark Corp.	2,048,675
157	Delhaize Group SA (Belgium)	9,895
949	Distribuidora Internacional de Alimentacion SA (Spain)	8,227
100	FamilyMart Co. Ltd. (Japan)	4,331
1,894	J Sainsbury PLC (United Kingdom)	12,004
402	Jeronimo Martins SGPS SA (Portugal)	8,250
119	Kesko OYJ (Finland) (Class B Stock)	3,574
1,609	Koninklijke Ahold NV (Netherlands)	27,876
35,000	Kroger Co. (The)	1,411,900
100	Lawson, Inc. (Japan)	7,840
1,342	Metcash Ltd. (Australia)	4,009
201	Metro AG (Germany)	7,982
2,500	Olam International Ltd. (Singapore)	3,054
1,150	Seven & I Holdings Co. Ltd. (Japan)	42,159
1,100	Spartan Stores, Inc.	24,266
12,626	Tesco PLC (United Kingdom)	73,402
600	Village Super Market, Inc. (Class A Stock)	22,812
36,900	Wal-Mart Stores, Inc.	2,729,124
200	Weis Markets, Inc.	9,788
1,579	Wesfarmers Ltd. (Australia)	60,659
3,468	WM Morrison Supermarkets PLC (United Kingdom)	15,724
1,941	Woolworths Ltd. (Australia)	63,428

		6,730,070

See Notes to Financial Statements.

30

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Food Products 1.0%
1,000	Ajinomoto Co., Inc. (Japan)	$13,157
32,200	Archer-Daniels-Midland Co.	1,186,248
136	Aryzta AG (Switzerland)	9,090
555	Associated British Foods PLC (United Kingdom)	16,844
4	Barry Callebaut AG (Switzerland)	4,016
1,300	Cal-Maine Foods, Inc.	62,530
1,200	Chiquita Brands International, Inc.*	15,192
895	Danone SA (France)	67,388
8,200	Darling International, Inc.*	173,512
4,800	General Mills, Inc.	230,016
11,000	Golden Agri-Resources Ltd. (Singapore)	4,562
14,400	Ingredion, Inc.	952,848
400	J&J Snack Foods Corp.	32,288
233	Kerry Group PLC (Ireland) (Class A Stock)	14,170
300	Kikkoman Corp. (Japan)	5,501
1	Lindt & Spruengli AG (Switzerland)	4,103
100	Meiji Holdings Co. Ltd. (Japan)	5,481
5,097	Nestle SA (Switzerland)	355,435
300	Nippon Meat Packers, Inc. (Japan)	4,306
550	Nisshin Seifun Group, Inc. (Japan)	5,559
100	Nissin Foods Holdings Co. Ltd. (Japan)	4,109
1,100	Omega Protein Corp.*	11,187
1,198	Orkla ASA (Norway)	8,727
9,700	Pilgrim’s Pride Corp.*	162,863
300	Sanderson Farms, Inc.	19,572
16	Seaboard Corp.	43,968
130	Suedzucker AG (Germany)	3,828
724	Tate & Lyle PLC (United Kingdom)	8,627
100	Toyo Suisan Kaisha Ltd. (Japan)	2,936
6,600	Tyson Foods, Inc. (Class A Stock)	186,648
2,590	Unilever NV - CVA (Netherlands)	98,852
2,013	Unilever PLC (United Kingdom), CVA	78,266
3,000	Wilmar International Ltd. (Singapore)	7,584
150	Yakult Honsha Co. Ltd. (Japan)	7,531
200	Yamazaki Baking Co. Ltd. (Japan)	2,160

		3,809,104

Gas Utilities 0.1%
1,284	APA Group (Australia)	7,154
800	Chesapeake Utilities Corp.	41,992

See Notes to Financial Statements.

Prudential Asset Allocation Fund	31

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Gas Utilities (cont’d.)
337	Enagas SA (Spain)	$8,259
542	Gas Natural SDG SA (Spain)	11,332
9,041	Hong Kong & China Gas Co. Ltd. (Hong Kong)	21,763
300	Laclede Group, Inc. (The)	13,500
800	New Jersey Resources Corp.	35,240
3,200	Osaka Gas Co. Ltd. (Japan)	13,641
3,428	Snam SpA (Italy)	17,373
2,300	Southwest Gas Corp.	115,000
600	Toho Gas Co. Ltd. (Japan)	3,145
4,000	Tokyo Gas Co. Ltd. (Japan)	21,940
700	UGI Corp.	27,391

		337,730

Healthcare Equipment & Supplies 1.2%
52,600	Abbott Laboratories	1,745,794
300	Anika Therapeutics, Inc.*	7,188
300	ArthroCare Corp.*	10,674
190	Atrion Corp.	49,168
9,400	Baxter International, Inc.	617,486
5,900	Becton Dickinson and Co.(a)	590,118
88	Cochlear Ltd. (Australia)	4,970
185	Coloplast A/S (Denmark) (Class B Stock)	10,537
2,700	Covidien PLC (Ireland)	164,538
2,300	Cyberonics, Inc.*	116,702
568	Elekta AB (Sweden) (Class B Stock)	9,158
326	Essilor International SA (France)	35,061
311	Getinge AB (Sweden) (Class B Stock)	11,119
4,500	Invacare Corp.	77,715
300	Masimo Corp.	7,992
4,100	Medtronic, Inc.	218,325
300	Meridian Bioscience, Inc.	7,095
300	Olympus Corp. (Japan)*	9,164
2,200	Orthofix International NV*	45,892
1,398	Smith & Nephew PLC (United Kingdom)	17,442
85	Sonova Holding AG (Switzerland)	10,578
1,300	Staar Surgical Co.*	17,602
3,300	STERIS Corp.	141,768
5,400	Stryker Corp.	364,986
1,600	SurModics, Inc.*	38,048
2,600	Symmetry Medical, Inc.*	21,216

See Notes to Financial Statements.

32

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
150	Sysmex Corp. (Japan)	$9,593
200	Terumo Corp. (Japan)	10,296
2,500	Thoratec Corp.*	93,225
1,500	Vascular Solutions, Inc.*	25,200
3,200	West Pharmaceutical Services, Inc.	131,680
41	William Demant Holding A/S (Denmark)*	3,790

		4,624,120

Healthcare Providers & Services 1.6%
8,400	Aetna, Inc.	537,768
100	Alfresa Holdings Corp. (Japan)	5,163
123	Celesio AG (Germany)	2,768
300	Chemed Corp.	21,450
12,100	Cigna Corp.	930,006
20,200	Express Scripts Holding Co.*	1,247,956
338	Fresenius Medical Care AG & Co. KGaA (Germany)	21,975
199	Fresenius SE & Co. KGaA (Germany)	24,720
2,200	HealthSouth Corp.	75,856
11,600	Humana, Inc.	1,082,628
300	LHC Group, Inc.*	7,038
1,200	Magellan Health Services, Inc.*	71,952
200	Medipal Holdings Corp. (Japan)	2,471
100	Miraca Holdings, Inc. (Japan)	4,469
1,100	National Healthcare Corp.	51,997
1,900	Providence Service Corp. (The)*	54,511
190	Ramsay Health Care Ltd. (Australia)	6,417
10,800	Select Medical Holdings Corp.	87,156
590	Sonic Healthcare Ltd. (Australia)	8,912
100	Suzuken Co. Ltd. (Japan)	3,294
1,000	Team Health Holdings, Inc.*	37,940
1,400	Triple-S Management Corp. (Class B Stock)*	25,746
15,600	UnitedHealth Group, Inc.	1,117,116
9,900	WellPoint, Inc.	827,739

		6,257,048

Healthcare Technology 0.1%
1,600	Computer Programs & Systems, Inc.	93,600
3,900	MedAssets, Inc.*	99,138
1,400	Medidata Solutions, Inc.*	138,502
1,200	Omnicell, Inc.*	28,416

		359,656

See Notes to Financial Statements.

Prudential Asset Allocation Fund	33

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 1.4%
254	Accor SA (France)	$10,555
700	AFC Enterprises, Inc.*	30,513
283	Carnival PLC (United Kingdom)	9,588
500	Cec Entertainment, Inc.	22,930
500	Chipotle Mexican Grill, Inc.*	214,350
2,824	Compass Group PLC (United Kingdom)	38,847
622	Crown Ltd. (Australia)	9,031
1,518	Echo Entertainment Group Ltd. (Australia)	3,933
800	Fiesta Restaurant Group, Inc.*	30,128
85	Flight Centre Ltd. (Australia)	3,833
3,300	Galaxy Entertainment Group Ltd. (Hong Kong)*	23,189
9,500	Genting Singapore PLC (Singapore)	10,892
421	InterContinental Hotels Group PLC (United Kingdom)	12,290
400	International Speedway Corp.	12,920
3,600	Jack in the Box, Inc.*	144,000
2,000	Marcus Corp.	29,060
2,800	Marriott Vacations Worldwide Corp.*	123,200
24,868	McDonald’s Corp.	2,392,550
100	McDonald’s Holdings Co. Japan Ltd. (Japan)	2,755
1,600	MGM China Holdings Ltd. (Hong Kong)	5,321
307	OPAP SA (Greece)	3,427
100	Oriental Land Co. Ltd. (Japan)	16,536
1,500	Papa John’s International, Inc.	104,820
3,100	Ruth’s Hospitality Group, Inc.	36,766
3,800	Sands China Ltd. (Hong Kong)	23,524
2,000	Shangri-La Asia Ltd. (Hong Kong)	3,313
3,000	SJM Holdings Ltd. (Hong Kong)	8,453
895	SKYCITY Entertainment Group Ltd. (New Zealand)	2,981
146	Sodexo (France)	13,623
8,500	Sonic Corp.*	150,875
26,800	Starbucks Corp.	2,062,796
1,051	Tabcorp Holdings Ltd. (Australia)	3,217
2,333	Tatts Group Ltd. (Australia)	6,748
3,700	Texas Roadhouse, Inc.	97,236
668	TUI Travel PLC (United Kingdom)	3,975
277	Whitbread PLC (United Kingdom)	13,287
1,338	William Hill PLC (United Kingdom)	8,724
2,500	Wynn Macau Ltd. (Hong Kong)	8,545

		5,698,731

See Notes to Financial Statements.

34

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Household Durables 0.4%
400	Casio Computer Co. Ltd. (Japan)	$3,714
600	CSS Industries, Inc.	14,406
373	Electrolux AB Ser B. (Sweden)	9,659
500	Helen of Troy Ltd.*	22,100
644	Husqvarna AB (Sweden) (Class B Stock)	4,180
5,900	La-Z-Boy, Inc. (Class Z Stock)	133,989
1,200	Libbey, Inc.*	28,536
1,000	Meritage Homes Corp.*	42,950
990	NACCO Industries, Inc. (Class A Stock)	54,866
3,500	Panasonic Corp. (Japan)	33,883
470	Persimmon PLC (United Kingdom)	8,260
50	Rinnai Corp. (Japan)	3,716
500	Ryland Group, Inc. (The)	20,270
700	Sekisui Chemical Co. Ltd. (Japan)	7,140
900	Sekisui House Ltd. (Japan)	12,141
1,800	Sharp Corp. (Japan)*(a)	6,638
1,600	Sony Corp. (Japan)	34,344
8,100	Whirlpool Corp.	1,186,164

		1,626,956

Household Products 0.8%
17,700	Colgate-Palmolive Co.	1,049,610
202	Henkel AG & Co. KGaA (Germany)	17,896
27,475	Procter & Gamble Co. (The)	2,076,835
1,014	Reckitt Benckiser Group PLC (United Kingdom)	74,139
931	Svenska Cellulosa AB (Sweden) (Class B Stock)	23,461
200	Unicharm Corp. (Japan)	11,704

		3,253,645

Independent Power Producers & Energy Traders 0.3%
88,300	AES Corp. (The)	1,173,507
200	Electric Power Development Co. Ltd. (Japan)	6,530
2,716	Enel Green Power SpA (Italy)	5,831

		1,185,868

Industrial Conglomerates 1.1%
173,150	General Electric Co.	4,136,553
1,000	Hopewell Holdings Ltd. (Hong Kong)	3,350
3,300	Hutchison Whampoa Ltd. (Hong Kong)	39,579
2,300	Keppel Corp. Ltd. (Singapore)	19,121

See Notes to Financial Statements.

Prudential Asset Allocation Fund	35

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Industrial Conglomerates (cont’d.)
1,546	Koninklijke Philips NV (Netherlands)	$49,876
2,100	NWS Holdings Ltd. (Hong Kong)	3,264
1,500	SembCorp Industries Ltd. (Singapore)	6,333
1,243	Siemens AG (Germany)	149,904
609	Smiths Group PLC (United Kingdom)	13,774
6,400	Toshiba Corp. (Japan)	28,843

		4,450,597

Insurance 1.8%
315	Admiral Group PLC (United Kingdom)	6,283
2,811	Aegon NV (Netherlands)	20,799
362	Ageas (Belgium)	14,669
19,600	AIA Group Ltd. (Hong Kong)	92,229
735	Allianz SE (Germany)	115,636
11,500	Allstate Corp. (The)	581,325
10,600	American Financial Group, Inc.	573,036
12,500	American International Group, Inc.	607,875
4,589	AMP Ltd. (Australia)	19,754
1,865	Assicurazioni Generali SpA (Italy)	37,314
3,100	Assured Guaranty Ltd.	58,125
4,593	Aviva PLC (United Kingdom)	29,481
2,867	AXA SA (France)	66,540
85	Baloise Holding AG (Switzerland)	9,402
10,800	Chubb Corp. (The)	964,008
331	CNP Assurances (France)	5,965
1,400	Dai-ichi Life Insurance Co. Ltd. (The) (Japan)	20,049
299	Delta Lloyd NV (Netherlands)	6,369
1,317	Direct Line Insurance Group PLC (United Kingdom)	4,546
200	Donegal Group, Inc.	2,798
100	EMC Insurance Group, Inc.	3,018
110	Enstar Group Ltd.*	15,026
200	Erie Indemnity Co. (Class A Stock)	14,494
1,400	FBL Financial Group, Inc. (Class A Stock)	62,860
327	Gjensidige Forsikring ASA (Norway)	4,936
500	Global Indemnity PLC (Class A Stock)*	12,730
900	Greenlight Capital Re Ltd. (Cayman Islands) (Class A Stock)*	25,596
97	Hannover Rueckversicherung SE (Germany)	7,128
1,000	HCI Group, Inc.	40,840
3,483	Insurance Australia Group Ltd. (Australia)	19,093
800	Kansas City Life Insurance Co.	35,376

See Notes to Financial Statements.

36

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
1,300	Kemper Corp.	$43,680
9,441	Legal & General Group PLC (United Kingdom)	29,958
1,129	Mapfre SA (Spain)	4,041
28,200	MetLife, Inc.	1,323,990
790	MS&AD Insurance Group Holdings (Japan)	20,706
293	Muenchener Rueckversicherungs AG (Germany)	57,276
60	National Western Life Insurance Co. (Class A Stock)	12,106
500	Navigators Group, Inc. (The)*	28,885
575	NKSJ Holdings, Inc. (Japan)	14,833
7,813	Old Mutual PLC (United Kingdom)	23,716
700	PartnerRe Ltd.	64,078
200	Primerica, Inc.	8,068
4,161	Prudential PLC (United Kingdom)	77,413
1,907	QBE Insurance Group Ltd. (Australia)	26,116
2,187	Resolution Ltd. (Guernsey)	11,241
5,525	RSA Insurance Group PLC (United Kingdom)	10,808
200	Safety Insurance Group, Inc.	10,594
669	Sampo OYJ (Finland) (Class A Stock)	28,778
253	SCOR SE (France)	8,385
300	Sony Financial Holdings, Inc. (Japan)	5,512
3,664	Standard Life PLC (United Kingdom)	20,475
2,054	Suncorp Group Ltd. (Australia)	25,119
51	Swiss Life Holding AG (Switzerland)	9,657
580	Swiss Re AG (Switzerland)	48,053
5,700	Symetra Financial Corp.	101,574
900	T&D Holdings, Inc. (Japan)	11,175
1,100	Tokio Marine Holdings, Inc. (Japan)	36,064
18,000	Travelers Cos., Inc. (The)	1,525,860
38	Tryg A/S (Denmark)	3,501
54	Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	2,773
4,900	XL Group PLC	151,018
232	Zurich Insurance Group AG (Switzerland)	59,807

		7,282,560

Internet & Catalog Retail 0.3%
1,500	Amazon.com, Inc.*	468,960
400	Blue Nile, Inc.*	16,372
12,400	Expedia, Inc.(a)	642,196
2,400	HSN, Inc.	128,688
1,210	Rakuten, Inc. (Japan)	18,367

		1,274,583

See Notes to Financial Statements.

Prudential Asset Allocation Fund	37

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services 1.7%
3,900	Active Network, Inc. (The)*	$55,809
3,700	Akamai Technologies, Inc.*	191,290
600	Bankrate, Inc.*	12,342
1,600	Blucora, Inc.*	36,768
600	comScore, Inc.*	17,382
240	CoStar Group, Inc.*	40,296
200	Dena Co. Ltd. (Japan)(a)	4,071
1,300	Dice Holdings, Inc.*	11,063
1,000	Digital River, Inc.*	17,870
4,600	Google, Inc. (Class A Stock)*	4,029,186
200	Gree, Inc. (Japan)	1,557
5,700	IntraLinks Holdings, Inc.*	50,160
2,100	LogMeIn, Inc.*	65,205
2,900	NIC, Inc.	67,019
1,100	Perficient, Inc.*	20,196
2,300	QuinStreet, Inc.*	21,735
300	RealNetworks, Inc.*	2,568
2,100	Shutterstock, Inc.*	152,712
600	Travelzoo, Inc.*	15,924
190	United Internet AG (Germany)	7,199
13,600	United Online, Inc.	108,528
1,600	ValueClick, Inc.*	33,360
6,100	Vocus, Inc.*	56,791
1,800	XO Group, Inc.*	23,256
2,300	Yahoo Japan Corp. (Japan)	13,086
55,600	Yahoo!, Inc.*	1,843,696
700	Zix Corp.*	3,423

		6,902,492

IT Services 1.7%
12,700	Accenture PLC (Ireland) (Class A Stock)	935,228
607	Amadeus IT Holding SA (Spain) (Class A Stock)	21,523
84	AtoS (France)	6,559
226	Cap Gemini SA (France)	13,440
1,200	Cardtronics, Inc.*	44,520
1,000	Cognizant Technology Solutions Corp. (Class A Stock)*	82,120
819	Computershare Ltd. (Australia)	7,587
33,200	CoreLogic, Inc.*	898,060
8,600	Fiserv, Inc.*	869,030
800	Forrester Research, Inc.	29,408

See Notes to Financial Statements.

38

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
2,900	Fujitsu Ltd. (Japan)*	$10,855
4,700	iGATE Corp.*	130,472
9,941	International Business Machines Corp.	1,840,874
50	ITOCHU Techno-Solutions Corp. (Japan)	1,779
1,400	MasterCard, Inc. (Class A Stock)	941,892
150	Nomura Research Institute Ltd. (Japan)	5,211
200	NTT Data Corp. (Japan)	6,769
30	Otsuka Corp. (Japan)	3,839
700	Sykes Enterprises, Inc.*	12,537
1,900	Syntel, Inc.	152,190
11,400	Total System Services, Inc.	335,388
1,200	Visa, Inc. (Class A Stock)	229,320

		6,578,601

Leisure Equipment & Products 0.2%
2,000	Arctic Cat, Inc.	114,100
300	Namco Bandai Holdings, Inc. (Japan)	5,610
1,600	Nautilus, Inc.*	11,552
500	Nikon Corp. (Japan)	8,764
5,500	Polaris Industries, Inc.(a)	710,490
50	Sankyo Co. Ltd. (Japan)	2,445
300	Sega Sammy Holdings, Inc. (Japan)	8,656
100	Shimano, Inc. (Japan)	8,943
5,500	Smith & Wesson Holding Corp.*	60,445
300	Yamaha Corp. (Japan)	4,298

		935,303

Life Sciences Tools & Services 0.1%
1,400	Cambrex Corp.*	18,480
81	Lonza Group AG (Switzerland)	6,634
400	Mettler-Toledo International, Inc.*(a)	96,036
366	QIAGEN NV (Netherlands)*	7,879
1,100	Techne Corp.	88,066

		217,095

Machinery 1.0%
3,700	AGCO Corp.	223,554
100	Alamo Group, Inc.	4,891
521	Alfa Laval AB (Sweden)	12,576
700	Amada Co. Ltd. (Japan)	6,326

See Notes to Financial Statements.

Prudential Asset Allocation Fund	39

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
113	Andritz AG (Austria)	$6,650
1,075	Atlas Copco AB (Sweden) (Class A Stock)	31,492
605	Atlas Copco AB (Sweden) (Class B Stock)	15,988
4,000	Blount International, Inc.*	48,440
1,392	CNH Industrial NV*	17,400
1,700	Columbus McKinnon Corp.*	40,851
300	FANUC Corp. (Japan)	49,718
3,800	Federal Signal Corp.*	48,906
292	GEA Group AG (Germany)	12,001
400	Hino Motors Ltd. (Japan)	5,928
200	Hitachi Construction Machinery Co. Ltd. (Japan)	4,501
1,280	Hyster-Yale Materials Handling, Inc.	114,778
2,300	IHI Corp. (Japan)	9,726
3,300	Illinois Tool Works, Inc.	251,691
499	IMI PLC (United Kingdom)	11,748
1,008	Invensys PLC (United Kingdom)	8,130
500	Japan Steel Works Ltd. (The) (Japan)	2,911
400	John Bean Technologies Corp.	9,952
400	JTEKT Corp. (Japan)	5,501
900	Kadant, Inc.	30,231
2,200	Kawasaki Heavy Industries Ltd. (Japan)	9,581
1,500	Komatsu Ltd. (Japan)	37,453
257	Kone OYJ (Finland) (Class B Stock)	22,956
1,700	Kubota Corp. (Japan)	24,708
200	Kurita Water Industries Ltd. (Japan)	4,250
700	LB Foster Co. (Class A Stock)	32,018
3,100	Lincoln Electric Holdings, Inc.	206,522
1,300	Lindsay Corp.	106,106
900	Lydall, Inc.*	15,453
150	Makita Corp. (Japan)	8,739
53	MAN SE (Germany)	6,319
2,022	Melrose Industries PLC (United Kingdom)	9,817
182	Metso OYJ (Finland)	7,153
240	Middleby Corp.*	50,138
4,800	Mitsubishi Heavy Industries Ltd. (Japan)	27,680
700	Mueller Industries, Inc.	38,969
200	Nabtesco Corp. (Japan)	4,888
400	NGK Insulators Ltd. (Japan)	6,094
800	NSK Ltd. (Japan)	8,206
30,700	Oshkosh Corp.*	1,503,686

See Notes to Financial Statements.

40

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
1,653	Sandvik AB (Sweden)	$22,831
497	Scania AB (Sweden) (Class B Stock)	10,655
33	Schindler Holding AG (Switzerland)	4,803
76	Schindler Holding AG - Part Certification (Switzerland)	11,420
1,300	SembCorp. Marine Ltd. (Singapore)	4,700
611	SKF AB (Sweden) (Class B Stock)	17,007
100	SMC Corp. (Japan)	23,867
600	Standex International Corp.	35,640
43	Sulzer AG (Switzerland)	6,658
900	Sumitomo Heavy Industries Ltd. (Japan)	4,104
150	THK Co. Ltd. (Japan)	3,341
161	Vallourec SA (France)	9,647
5,600	Valmont Industries, Inc. (Class B Stock)	777,896
2,400	Volvo AB (Sweden)	35,964
283	Wartsila OYJ Abp (Finland)	12,802
361	Weir Group PLC (The) (United Kingdom)	13,608
2,700	Yangzijiang Shipbuilding Holdings Ltd. (Singapore)	2,359
229	Zardoya Otis SA (Spain)	3,718

		4,105,646

Marine 0.1%
1	A.P. Moeller - Maersk A/S (Denmark) (Class A Stock)	8,644
2	A.P. Moeller - Maersk A/S (Denmark) (Class B Stock)	18,346
84	Kuehne + Nagel International AG (Switzerland)	11,018
12,700	Matson, Inc.	333,121
1,700	Mitsui OSK Lines Ltd. (Japan)*	7,701
2,500	Nippon Yusen K.K. (Japan)	7,928
500	Orient Overseas International Ltd. (Hong Kong)	2,940

		389,698

Media 1.7%
4,500	AMC Networks, Inc. (Class A Stock)*	308,160
57	Axel Springer AG (Germany)	3,179
1,640	British Sky Broadcasting Group PLC (United Kingdom)	23,099
4,000	CBS Corp.	220,640
62,300	Comcast Corp. (Class A Stock)	2,812,845
1,000	Cumulus Media, Inc.*	5,300
350	Dentsu, Inc. (Japan)	13,352
13,500	DIRECTV*	806,625
228	Eutelsat Communications SA (France)	7,206

See Notes to Financial Statements.

Prudential Asset Allocation Fund	41

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Media (cont’d.)
4,200	EW Scripps Co. (The) (Class A Stock)*	$77,070
3,500	Global Sources Ltd.*	25,970
500	Hakuhodo DY Holdings, Inc. (Japan)	3,726
4,500	Harte-Hanks, Inc.	39,735
5,934	ITV PLC (United Kingdom)	16,838
95	JCDecaux SA (France)	3,498
35	Kabel Deutschland Holding AG (Germany)	4,446
183	Lagardere SCA (France)	5,944
800	Live Nation Entertainment, Inc.*	14,840
1,306	Pearson PLC (United Kingdom)	26,579
165	ProSiebenSat 1 Media AG (Germany)	7,009
291	Publicis Groupe SA (France)	23,149
1,070	Reed Elsevier NV (Netherlands)	21,517
1,892	Reed Elsevier PLC (United Kingdom)	25,503
8,900	Scripps Networks Interactive, Inc. (Class A Stock)	695,179
467	SES SA (Luxembourg)	13,363
2,500	Singapore Press Holdings Ltd. (Singapore)	8,191
86	Telenet Group Holding NV (Belgium)	4,282
200	Toho Co. Ltd. (Japan)	4,176
7,800	Viacom, Inc. (Class B Stock)	651,924
9,875	Walt Disney Co. (The)(a)	636,839
500	Washington Post Co. (The) (Class B Stock)	305,675
459	Wolters Kluwer NV (Netherlands)	11,834
2,019	WPP PLC (United Kingdom)	41,491

		6,869,184

Metals & Mining 0.3%
4,039	Alumina Ltd. (Australia)*	3,860
2,165	Anglo American PLC (United Kingdom)	53,161
612	Antofagasta PLC (United Kingdom)	8,105
1,573	ArcelorMittal (Netherlands)	21,567
5,082	BHP Billiton Ltd. (Australia)	169,091
3,311	BHP Billiton PLC (United Kingdom)	97,398
420	Boliden AB (Sweden)	6,288
11,500	Cliffs Natural Resources, Inc.(a)	235,750
6,600	Coeur Mining, Inc.*	79,530
500	Daido Steel Co. Ltd. (Japan)	2,944
2,486	Fortescue Metals Group Ltd. (Australia)	11,072
270	Fresnillo PLC (United Kingdom)	4,251
16,461	Glencore Xstrata PLC (Switzerland)	89,636

See Notes to Financial Statements.

42

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Metals & Mining (cont’d.)
300	Hitachi Metals Ltd. (Japan)	$3,697
642	Iluka Resources Ltd. (Australia)	6,885
800	JFE Holdings, Inc. (Japan)	20,859
4,000	Kobe Steel Ltd. (Japan)*	7,456
100	Maruichi Steel Tube Ltd. (Japan)	2,488
1,700	Mitsubishi Materials Corp. (Japan)	7,044
1,181	Newcrest Mining Ltd. (Australia)	12,989
12,175	Nippon Steel & Sumitomo Metal Corp. (Japan)	41,469
2,000	Noranda Aluminum Holding Corp.	4,920
1,445	Norsk Hydro ASA (Norway)	5,993
146	Randgold Resources Ltd. (United Kingdom)	10,466
696	Rio Tinto Ltd. (Australia)	40,287
1,993	Rio Tinto PLC (United Kingdom)	97,285
900	Sumitomo Metal Mining Co. Ltd. (Japan)	12,789
1,200	SunCoke Energy, Inc.*	20,400
599	ThyssenKrupp AG (Germany)*(a)	14,345
165	Vedanta Resources PLC (United Kingdom)	2,887
171	Voestalpine AG (Austria)	8,175
4,300	Worthington Industries, Inc.	148,049
150	Yamato Kogyo Co. Ltd. (Japan)	5,582

		1,256,718

Multiline Retail 0.7%
11,100	Dillard’s, Inc. (Class A Stock)	869,130
9,700	Dollar General Corp.*	547,662
689	Harvey Norman Holdings Ltd. (Australia)	2,048
600	Isetan Mitsukoshi Holdings Ltd. (Japan)	8,920
700	J. Front Retailing Co. Ltd. (Japan)	5,686
29,000	Macy’s, Inc.	1,254,830
2,507	Marks & Spencer Group PLC (United Kingdom)	20,144
400	Marui Group Co. Ltd. (Japan)	3,758
253	Next PLC (United Kingdom)	21,139
400	Takashimaya Co. Ltd. (Japan)	3,762

		2,737,079

Multi-Utilities 0.5%
875	AGL Energy Ltd. (Australia)	12,604
4,500	Avista Corp.	118,800
8,298	Centrica PLC (United Kingdom)	49,663
8,600	DTE Energy Co.	567,428

See Notes to Financial Statements.

Prudential Asset Allocation Fund	43

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Utilities (cont’d.)
2,959	E.ON SE (Germany)	$52,657
2,119	GDF Suez (France)	53,114
5,939	National Grid PLC (United Kingdom)	70,155
2,100	NorthWestern Corp.	94,332
6,400	PG&E Corp.	261,888
781	RWE AG (Germany)	26,573
17,700	SCANA Corp.	814,908
491	Suez Environnement Co. (France)	7,970
547	Veolia Environnement SA (France)	9,351

		2,139,443

Office Electronics
400	Brother Industries Ltd. (Japan)	4,529
1,750	Canon, Inc. (Japan)	56,034
1,000	Konica Minolta Holdings, Inc. (Japan)	8,424
1,100	Ricoh Co. Ltd. (Japan)	12,746

		81,733

Oil, Gas & Consumable Fuels 5.4%
300	Adams Resources & Energy, Inc.	16,653
2,500	Alon USA Energy, Inc.	25,525
17,500	Anadarko Petroleum Corp.	1,627,325
6,800	Apache Corp.	578,952
470	Apco Oil and Gas International, Inc.*	6,702
5,335	BG Group PLC (United Kingdom)	101,844
30,750	BP PLC (United Kingdom)	215,585
209	Caltex Australia Ltd. (Australia)	3,611
34,892	Chevron Corp.	4,239,378
32,300	ConocoPhillips	2,245,173
1,000	Cosmo Oil Co. Ltd. (Japan)*	1,877
7	Delek Group Ltd. (Israel)	2,284
5,300	Delek US Holdings, Inc.	111,777
2,400	Devon Energy Corp.	138,624
2,000	Energy XXI Ltd. (Bermuda)	60,400
3,989	Eni SpA (Italy)	91,700
1,200	EOG Resources, Inc.	203,136
1,300	Evolution Petroleum Corp.*	14,638
71,154	Exxon Mobil Corp.	6,122,090
419	Galp Energia SGPS SA (Portugal) (Class B Stock)	6,971
2,000	Green Plains Renewable Energy, Inc.	32,100

See Notes to Financial Statements.

44

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
9,900	Hess Corp.	$765,666
60	Idemitsu Kosan Co. Ltd. (Japan)	5,200
1,600	Inpex Corp. (Japan)	18,910
3,510	JX Holdings, Inc. (Japan)	18,241
19,500	Kinder Morgan, Inc.	693,615
5,124	Koninklijke KPN NV (Netherlands)*	16,315
109	Koninklijke Vopak NV (Netherlands)	6,247
333	Lundin Petroleum AB (Sweden)*	7,170
1,656	Marathon Oil Corp.	57,761
15,878	Marathon Petroleum Corp.	1,021,273
1,800	Matador Resources Co.*	29,394
8,800	MRC Global, Inc.*	235,840
185	Neste Oil OYJ (Finland)	4,095
228	OMV AG (Austria)	11,258
1,694	Origin Energy Ltd. (Australia)	22,306
23,000	Phillips 66	1,329,860
1,342	Repsol YPF SA (Spain)	33,273
300	REX American Resources Corp.*	9,222
6,056	Royal Dutch Shell PLC (Netherlands) (Class A Stock)	199,640
4,099	Royal Dutch Shell PLC (Netherlands) (Class B Stock)	141,428
1,504	Santos Ltd. (Australia)	21,194
300	Showa Shell Sekiyu KK (Japan)	3,361
1,723	Statoil ASA (Norway)	39,135
1,400	Stone Energy Corp.*	45,402
2,000	Targa Resources Corp.	145,920
1,300	Tesoro Corp.	57,174
500	TonenGeneral Sekiyu KK (Japan)	4,625
3,379	Total SA (France)	195,857
1,408	Tullow Oil PLC (United Kingdom)	23,343
8,500	Vaalco Energy, Inc.*	47,430
11,100	Valero Energy Corp.	379,065
3,000	Western Refining, Inc.	90,120
708	Whitehaven Coal Ltd. (Australia)*	1,329
1,052	Woodside Petroleum Ltd. (Australia)	37,644

		21,564,658

Paper & Forest Products 0.1%
2,000	Clearwater Paper Corp.*	95,540
1,300	Neenah Paper, Inc.	51,103
1,200	OJI Holdings Corp. (Japan)	5,642

See Notes to Financial Statements.

Prudential Asset Allocation Fund	45

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Paper & Forest Products (cont’d.)
800	P.H. Glatfelter Co.	$21,656
1,300	Schweitzer-Mauduit International, Inc.	78,689
851	Stora ENSO OYJ (Finland) (Class R Stock)	7,216
815	UPM-Kymmene OYJ (Finland)	11,277

		271,123

Personal Products 0.1%
10,300	Avon Products, Inc.	212,180
155	Beiersdorf AG (Germany)	13,762
2,800	Inter Parfums, Inc.	83,972
800	Kao Corp. (Japan)	24,983
384	L’Oreal SA (France)	65,913
3,800	Medifast, Inc.*	102,182
600	Shiseido Co. Ltd. (Japan)	10,807

		513,799

Pharmaceuticals 3.6%
28,900	AbbVie, Inc.	1,292,697
14,100	Allergan, Inc.	1,275,345
700	Astellas Pharma, Inc. (Japan)	35,756
1,984	AstraZeneca PLC (United Kingdom)	103,139
1,319	Bayer AG (Germany)	155,551
400	Chugai Pharmaceutical Co. Ltd. (Japan)	8,226
1,100	Daiichi Sankyo Co. Ltd. (Japan)	19,978
300	Dainippon Sumitomo Pharma Co. Ltd. (Japan)	4,100
1,800	Depomed, Inc.*	13,464
400	Eisai Co. Ltd. (Japan)	16,279
31,700	Eli Lilly & Co.	1,595,461
7,745	GlaxoSmithKline PLC (United Kingdom)	194,732
100	Hisamitsu Pharmaceutical Co., Inc. (Japan)	5,589
5,400	Jazz Pharmaceuticals PLC*	496,638
41,800	Johnson & Johnson	3,623,642
400	Kyowa Hakko Kirin Co. Ltd. (Japan)	4,119
20,389	Merck & Co., Inc.	970,720
100	Merck KGaA (Germany)	15,608
400	Mitsubishi Tanabe Pharma Corp. (Japan)	5,614
3,631	Novartis AG (Switzerland)	279,290
639	Novo Nordisk A/S (Denmark) (Class B Stock)	108,224
100	Ono Pharmaceutical Co. Ltd. (Japan)	6,144
171	Orion OYJ (Finland) (Class B Stock)	4,315

See Notes to Financial Statements.

46

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
600	Otsuka Holdings Co. Ltd. (Japan)	$17,397
103,619	Pfizer, Inc.	2,974,901
2,300	Questcor Pharmaceuticals, Inc.	133,400
1,112	Roche Holding AG (Switzerland)	300,099
1,882	Sanofi (France)	190,603
5,200	Santarus, Inc.*	117,364
150	Santen Pharmaceutical Co. Ltd. (Japan)	7,284
4,900	Sciclone Pharmaceuticals, Inc.*	24,843
500	Shionogi & Co. Ltd. (Japan)	10,526
890	Shire PLC (Ireland)	35,604
30	Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	1,981
1,200	Takeda Pharmaceutical Co. Ltd. (Japan)	56,676
1,383	Teva Pharmaceutical Industries Ltd. (Israel)	52,262
100	Tsumura & Co. (Japan)	2,935
171	UCB SA (Belgium)	10,407

		14,170,913

Professional Services 0.1%
225	Adecco SA (Switzerland)	16,051
528	ALS Ltd. (Australia)	5,172
200	Barrett Business Services, Inc.	13,462
340	Bureau Veritas SA (France)	10,732
1,100	Capita PLC (United Kingdom)	17,730
1,613	Experian PLC (United Kingdom)	30,711
300	Exponent, Inc.	21,552
1,400	Huron Consulting Group, Inc.*	73,654
1,600	ICF International, Inc.*	56,656
1,900	Insperity, Inc.	71,440
252	Intertek Group PLC (United Kingdom)	13,495
4,700	Navigant Consulting, Inc.*	72,662
194	Randstad Holding NV (Netherlands)	10,942
2,300	Resources Connection, Inc.	31,211
526	Seek Ltd. (Australia)	5,833
9	SGS SA (Switzerland)	21,509

		472,812

Real Estate Investment Trusts 1.1%
600	Agree Realty Corp.	18,108
3,300	American Assets Trust, Inc.	100,683
6,000	American Capital Agency Corp.	135,420

See Notes to Financial Statements.

Prudential Asset Allocation Fund	47

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
6,900	American Capital Mortgage Investment Corp.	$136,344
67,800	Annaly Capital Management, Inc.	785,124
2,900	Anworth Mortgage Asset Corp.	14,007
800	Apollo Residential Mortgage, Inc.	11,672
7,000	ARMOUR Residential REIT, Inc.	29,400
3,500	Ascendas Real Estate Investment Trust (Singapore)	6,368
4,400	Ashford Hospitality Trust, Inc.	54,296
1,458	British Land Co. PLC (United Kingdom)	13,620
2,400	Campus Crest Communities, Inc.	25,920
3,000	CapitaCommercial Trust (Singapore)	3,464
3,600	CapitaMall Trust (Singapore)	5,625
1,500	Capstead Mortgage Corp.	17,655
2,100	Cedar Realty Trust, Inc.	10,878
3,387	CFS Retail Property Trust Group (Australia)	6,334
2,000	Chatham Lodging Trust	35,720
105	Corio NV (Netherlands)	4,523
600	CyrusOne, Inc.	11,388
8,432	Dexus Property Group (Australia)	7,893
11,400	DiamondRock Hospitality Co.	121,638
900	Dynex Capital, Inc.	7,893
2,269	Federation Centres Ltd. (Australia)	4,839
40	Fonciere des Regions (France)	3,317
9,800	Franklin Street Properties Corp.	124,852
34	Gecina SA (France)	4,348
3,100	Geo Group, Inc. (The)	103,075
2,640	Goodman Group (Australia)	12,030
2,824	GPT Group (Australia)	9,163
1,125	Hammerson PLC (United Kingdom)	9,121
11,200	Hospitality Properties Trust	316,960
46	ICADE (France)	4,200
1,031	Intu Properties PLC (United Kingdom)	5,356
9,000	Invesco Mortgage Capital, Inc.	138,510
7,000	Investors Real Estate Trust	57,750
1	Japan Prime Realty Investment Corp. (Japan)	3,512
1	Japan Real Estate Investment Corp. (Japan)	11,659
4	Japan Retail Fund Investment Corp. (Japan)	8,236
500	JAVELIN Mortgage Investment Corp.	5,915
184	Keppel REIT (Singapore)	180
1,200	Kite Realty Group Trust	7,116
155	Klepierre (France)	6,722

See Notes to Financial Statements.

48

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (cont’d.)
1,222	Land Securities Group PLC (United Kingdom)	$18,164
4,300	Lexington Realty Trust	48,289
4,000	Link REIT (The) (Hong Kong)	19,557
5,798	Mirvac Group (Australia)	9,426
1	Nippon Building Fund, Inc. (Japan)	12,408
2,500	Parkway Properties, Inc.	44,425
3,100	Potlatch Corp.	123,008
18,600	Resource Capital Corp.	110,484
6,100	RLJ Lodging Trust	143,289
500	Saul Centers, Inc.	23,125
1,151	Segro PLC (United Kingdom)	5,773
2,300	Select Income REIT	59,340
2,700	Simon Property Group, Inc.	400,221
1,800	Starwood Property Trust, Inc.	43,146
3,514	Stockland (Australia)	12,702
3,900	Summit Hotel Properties, Inc.	35,841
1,800	Sunstone Hotel Investors, Inc.	22,932
153	Unibail-Rodamco SE (France)	37,958
13,200	Ventas, Inc.	811,800
900	Western Asset Mortgage Capital Corp.	14,391
3,380	Westfield Group (Australia)	34,734
5,179	Westfield Retail Trust (Australia)	14,357
3,100	Winthrop Realty Trust	34,565

		4,480,769

Real Estate Management & Development 0.5%
220	Aeon Mall Co. Ltd. (Japan)	6,549
200	Alexander & Baldwin, Inc.*	7,204
4,000	CapitaLand Ltd. (Singapore)	9,863
2,100	CapitaMalls Asia Ltd. (Singapore)	3,276
35,100	CBRE Group, Inc. (Class A Stock)*	811,863
2,200	Cheung Kong Holdings Ltd. (Hong Kong)	33,491
600	City Developments Ltd. (Singapore)	4,918
100	Daito Trust Construction Co. Ltd. (Japan)	10,007
800	Daiwa House Industry Co. Ltd. (Japan)	15,113
1,900	Forestar Group, Inc.*	40,907
4,900	Global Logistic Properties Ltd. (Singapore)	11,280
3,500	Hang Lung Properties Ltd. (Hong Kong)	11,918
1,650	Henderson Land Development Co. Ltd. (Hong Kong)	10,181
1,000	Hysan Development Co. Ltd. (Hong Kong)	4,464

See Notes to Financial Statements.

Prudential Asset Allocation Fund	49

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Management & Development (cont’d.)
1,769	IMMOFINANZ AG (Austria)	$7,723
9,700	Jones Lang LaSalle, Inc.	846,810
1,200	Keppel Land Ltd. (Singapore)	3,387
1,000	Kerry Properties Ltd. (Bermuda)	4,271
881	Lend Lease Group (Australia)	8,355
2,000	Mitsubishi Estate Co. Ltd. (Japan)	59,271
1,300	Mitsui Fudosan Co. Ltd. (Japan)	43,900
6,600	New World Development Co. Ltd. (Hong Kong)	9,919
200	Nomura Real Estate Holdings, Inc. (Japan)	4,938
1	Nomura Real Estate Office Fund, Inc. (Japan)	5,141
200	NTT Urban Development Corp. (Japan)	2,637
5,300	Sino Land Co. Ltd. (Hong Kong)	7,808
550	Sumitomo Realty & Development Co. Ltd. (Japan)	26,214
2,500	Sun Hung Kai Properties Ltd. (Hong Kong)	34,027
1,000	Swire Pacific Ltd. (Hong Kong) (Class A Stock)	11,996
1,600	Swire Properties Ltd. (Hong Kong)	4,493
88	Swiss Prime Site AG (Switzerland)	6,810
300	Tokyo Tatemono Co. Ltd. (Japan)	2,758
700	Tokyu Land Corp. (Japan)*	7,234
700	UOL Group Ltd. (Singapore)	3,437
2,400	Wharf Holdings Ltd. (Hong Kong)	20,796
1,500	Wheelock & Co. Ltd. (Hong Kong)	7,957

		2,110,916

Road & Rail 0.9%
400	AMERCO	73,652
1,513	Asciano Ltd. (Australia)	8,243
3,242	Aurizon Holdings Ltd. (Australia)	14,165
230	Central Japan Railway Co. (Japan)	29,522
3,000	ComfortDelGro Corp. Ltd. (Singapore)	4,721
35,600	CSX Corp.	916,344
300	DSV A/S (Denmark)	8,513
500	East Japan Railway Co. (Japan)	43,092
2,000	Hankyu Hanshin Holdings, Inc. (Japan)	11,116
1,500	Heartland Express, Inc.	21,285
800	Keikyu Corp. (Japan)	7,574
900	Keio Corp. (Japan)	6,465
500	Keisei Electric Railway Co. Ltd. (Japan)	5,220
2,800	Kintetsu Corp. (Japan)	10,454
2,500	MTR Corp. Ltd. (Hong Kong)	9,898

See Notes to Financial Statements.

50

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Road & Rail (cont’d.)
1,300	Nippon Express Co. Ltd. (Japan)	$6,532
12,900	Norfolk Southern Corp.	997,815
1,000	Odakyu Electric Railway Co. Ltd. (Japan)	9,954
450	Saia, Inc.*	14,031
300	Swift Transportation Co.*	6,057
1,600	Tobu Railway Co. Ltd. (Japan)	8,460
1,800	Tokyu Corp. (Japan)	12,865
9,700	Union Pacific Corp.	1,506,798
300	West Japan Railway Co. (Japan)	12,862

		3,745,638

Semiconductors & Semiconductor Equipment 0.9%
3,100	Advanced Energy Industries, Inc.*	54,312
300	Advantest Corp. (Japan)	3,482
400	Alpha & Omega Semiconductor Ltd.*	3,364
1,000	Applied Materials, Inc.	17,540
2,230	ARM Holdings PLC (United Kingdom)	35,694
400	ASM Pacific Technology Ltd. (Hong Kong)	4,063
556	ASML Holding NV (Netherlands)	54,919
5,200	Cirrus Logic, Inc.*	117,936
9,900	Entegris, Inc.*	100,485
1,769	Infineon Technologies AG (Germany)	17,729
85,600	Intel Corp.	1,961,952
7,800	Intersil Corp.	87,594
1,900	Linear Technology Corp.	75,354
82,300	LSI Corp.	643,586
800	M/A-COM Technology Solutions Holdings, Inc.*	13,616
900	MKS Instruments, Inc.	23,931
2,300	Pericom Semiconductor Corp.*	17,940
2,400	PLX Technology, Inc.*	14,448
700	Power Integrations, Inc.	37,905
23,500	RF Micro Devices, Inc.*	132,540
150	Rohm Co. Ltd. (Japan)	6,186
2,300	Sigma Designs, Inc.*	12,857
13,000	Silicon Image, Inc.*	69,420
1,019	STMicroelectronics NV (Netherlands)	9,404
200	Sumco Corp. (Japan)	1,632
250	Tokyo Electron Ltd. (Japan)	13,450
1,700	Ultra Clean Holdings*	11,747

		3,543,086

See Notes to Financial Statements.

Prudential Asset Allocation Fund	51

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Software 2.5%
24,500	Activision Blizzard, Inc.	$408,415
900	ANSYS, Inc.*	77,868
4,400	Aspen Technology, Inc.*	152,020
3,700	AVG Technologies NV*	88,578
21,700	CA, Inc.	643,839
2,400	CommVault Systems, Inc.*	210,792
200	Comverse, Inc.*	6,390
95	Dassault Systemes SA (France)	12,680
200	Fair Isaac Corp.	11,056
11,400	Intuit, Inc.	755,934
200	Konami Corp. (Japan)	4,625
1,700	Manhattan Associates, Inc.*	162,265
99,613	Microsoft Corp.	3,318,109
2,000	Monotype Imaging Holdings, Inc.	57,320
2,300	Netscout Systems, Inc.*	58,811
101	NICE Systems Ltd. (Israel)	4,185
150	Nintendo Co. Ltd. (Japan)	16,990
84,000	Oracle Corp.	2,786,280
100	Oracle Corp. (Japan)	3,731
3,400	Pegasystems, Inc.	135,354
200	PTC, Inc.*	5,686
1,800	Red Hat, Inc.*	83,052
1,771	Sage Group PLC (The) (United Kingdom)	9,457
1,445	SAP AG (Germany)	106,865
2,100	Solera Holdings, Inc.	111,027
3,800	SS&C Technologies Holdings, Inc.*	144,780
19,100	Symantec Corp.	472,725
2,500	Telenav, Inc.*	14,600
5,500	TiVo, Inc.*	68,420
200	Trend Micro, Inc. (Japan)	7,474

		9,939,328

Specialty Retail 1.8%
1,200	Cato Corp. (The) (Class A Stock)	33,576
1,100	Children’s Place Retail Stores, Inc. (The)*	63,646
500	Citi Trends, Inc.*	8,740
1,100	Destination Maternity Corp.	34,980
8,000	Express, Inc.*	188,720
100	Fast Retailing Co. Ltd. (Japan)	37,715
31,400	Gap, Inc. (The)	1,264,792

See Notes to Financial Statements.

52

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
1,200	Genesco, Inc.*	$78,696
1,000	Haverty Furniture Cos., Inc	24,530
1,480	Hennes & Mauritz AB (Sweden) (Class B Stock)	64,301
25,900	Home Depot, Inc. (The)	1,964,515
348	Inditex SA (Spain)	53,680
3,698	Kingfisher PLC (United Kingdom)	23,101
500	Kirkland’s, Inc.*	9,220
2,300	Lowe’s Cos., Inc.	109,503
160	Lumber Liquidators Holdings, Inc.*	17,064
725	Murphy USA, Inc.*	29,283
3,600	New York & Co., Inc.*	20,808
50	Nitori Holdings Co Ltd. (Japan)	4,579
3,100	PetSmart, Inc.	236,406
2,200	Pier 1 Imports, Inc.	42,944
20,000	Ross Stores, Inc.	1,456,000
50	Sanrio Co. Ltd. (Japan)	3,082
600	Sears Hometown and Outlet Stores, Inc.*	19,050
500	Systemax, Inc.	4,635
1,900	Tilly’s, Inc.*	27,569
25,600	TJX Cos., Inc.	1,443,584
400	USS Co. Ltd. (Japan)	5,792
100	Winmark Corp.	7,371
1,500	Yamada Denki Co. Ltd. (Japan)	4,437

		7,282,319

Textiles, Apparel & Luxury Goods 0.7%
334	Adidas AG (Germany)	36,230
300	Asics Corp. (Japan)	5,185
691	Burberry Group PLC (United Kingdom)	18,285
4,400	Carter’s, Inc.(a)	333,916
86	Christian Dior SA (France)	16,879
819	Cie Financiere Richemont SA (Switzerland)	82,060
4,600	Coach, Inc.	250,838
1,400	Crocs, Inc.*	19,054
400	Culp, Inc.	7,484
600	G-III Apparel Group Ltd.*	32,754
49	Hugo Boss AG (Germany)	6,337
121	Kering (France)	27,116
9,000	Li & Fung Ltd. (Hong Kong)	13,109
265	Luxottica Group SpA (Italy)	14,043

See Notes to Financial Statements.

Prudential Asset Allocation Fund	53

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
397	LVMH Moet Hennessy Louis Vuitton SA (France)	$78,235
5,400	Michael Kors Holdings Ltd.*	402,408
800	Perry Ellis International, Inc.	15,072
4,600	Ralph Lauren Corp.	757,758
100	RG Barry Corp.	1,891
2,600	Steven Madden Ltd.*	139,958
49	Swatch Group AG (The) (Switzerland) (Bearer Shares)	31,557
70	Swatch Group AG (The) (Switzerland) (Registered Shares)	7,900
3,100	Tumi Holdings, Inc.*	62,465
1,800	VF Corp.	358,290
1,500	Yue Yuen Industrial Holdings Ltd. (Bermuda)	4,188

		2,723,012

Thrifts & Mortgage Finance 0.1%
500	Banc of California, Inc.	6,915
1,200	Bank Mutual Corp.	7,524
600	Dime Community Bancshares, Inc.	9,990
5,000	Everbank Financial Corp.	74,900
900	First Defiance Financial Corp.	21,051
5,200	Home Loan Servicing Solutions Ltd.	114,452
200	Meta Financial Group, Inc.	7,600
2,600	OceanFirst Financial Corp.	43,966
400	Oritani Financial Corp.	6,584
100	Provident Financial Holdings, Inc.	1,661
1,800	Provident Financial Services, Inc.	29,178
200	WSFS Financial Corp.	12,050

		335,871

Tobacco 0.6%
29,000	Altria Group, Inc.	996,150
3,026	British American Tobacco (United Kingdom)	159,257
1,527	Imperial Tobacco Group PLC (United Kingdom)	56,450
1,756	Japan Tobacco, Inc. (Japan)	63,303
3,000	Lorillard, Inc.(a)	134,340
10,800	Philip Morris International, Inc.	935,172
322	Swedish Match AB (Sweden)	11,360

		2,356,032

See Notes to Financial Statements.

54

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Trading Companies & Distributors 0.5%
4,000	Aceto Corp.	$62,480
79	Brenntag AG (Germany)	13,152
513	Bunzl PLC (United Kingdom)	11,112
1,300	DXP Enterprises, Inc.*	102,661
2,400	ITOCHU Corp. (Japan)	29,566
300	Kaman Corp.	11,358
2,600	Marubeni Corp. (Japan)	20,562
2,200	Mitsubishi Corp. (Japan)	44,668
2,800	Mitsui & Co. Ltd. (Japan)	40,829
6,681	Noble Group Ltd. (Bermuda)	4,960
275	Rexel SA (France)	6,997
1,900	Sojitz Corp. (Japan)	3,731
1,800	Sumitomo Corp. (Japan)	24,328
300	Toyota Tsusho Corp. (Japan)	7,866
391	Travis Perkins PLC (United Kingdom)	10,446
4,900	W.W. Grainger, Inc.	1,282,379
1,000	Watsco, Inc., Common Stock	94,270
437	Wolseley PLC (United Kingdom)	22,609

		1,793,974

Transportation Infrastructure
562	Abertis Infraestructuras SA (Spain)(a)	10,923
46	Aeroports de Paris (France)	4,816
507	Atlantia SpA (Italy)	10,324
1,994	Auckland International Airport Ltd. (New Zealand)	5,489
55	Fraport AG Frankfurt Airport Services Worldwide (Germany)	3,859
870	Groupe Eurotunnel SA (France)	7,928
8,100	Hutchison Port Holdings Trust (Singapore)	6,318
400	Kamigumi Co. Ltd. (Japan)	3,405
200	Mitsubishi Logistics Corp. (Japan)	3,033
2,142	Transurban Group (Australia)	13,598

		69,693

Water Utilities
3,000	American States Water Co.	82,680
1,600	American Water Works Co., Inc.	66,048
100	Connecticut Water Service, Inc.	3,216
369	Severn Trent PLC (United Kingdom)	10,523
1,058	United Utilities Group PLC (United Kingdom)	11,834

		174,301

See Notes to Financial Statements.

Prudential Asset Allocation Fund	55

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.2%
859	KDDI Corp. (Japan)	$44,144
97	Millicom International Cellular SA, (Luxembourg), SDR	8,581
2,400	NTT DoCoMo, Inc. (Japan)	38,890
1,300	Shenandoah Telecommunications Co.	31,330
1,500	Softbank Corp. (Japan)	104,171
1,000	StarHub Ltd. (Singapore)	3,422
493	Tele2 AB (Sweden) (Class B Stock)	6,306
3,500	Telephone & Data Systems, Inc.	103,425
76,731	Vodafone Group PLC (United Kingdom)	269,317

		609,586

	TOTAL COMMON STOCKS (cost $191,547,936)	250,132,570

EXCHANGE TRADED FUND 0.2%
11,600	iShares MSCI EAFE Index Fund (cost $633,878)	739,964

PREFERRED STOCKS

Automobiles
81	Bayerische Motoren Werke AG (Germany)	6,608
225	Volkswagen AG (Germany)	53,051

		59,659

Banking
3,000	Citigroup Capital XIII (Capital security, fixed to floating preferred)(b)	82,410

Household Products
279	Henkel AG & Co. KGaA (Germany)	28,753

Multi-Utilities
61	RWE AG (Germany)	2,000

	TOTAL PREFERRED STOCKS (cost $119,675)	172,822

See Notes to Financial Statements.

56

Units	Description	Value (Note 1)
RIGHTS*

Commercial Banks
8,675	Banco Bilbao Vizcaya Argentaria SA (Spain), expiring 11/14/13	$1,185
882	Banco de Sabadell SA (Spain), expiring 10/17/13	2,221
4,789	Barclays PLC (United Kingdom), expiring 11/02/13	6,260

		9,666

Real Estate Management & Development
71	New World Development Ltd. (Hong Kong), expiring 12/31/14	—

Transportation Infrastructure
562	Abertis Infraestructuras SA (Spain), expiring 11/09/13(a)	547

	TOTAL RIGHTS (cost $2,474)	10,213

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#
CORPORATE BONDS 10.0%

Aerospace & Defense 0.1%
Alliant Techsystems, Inc., Gtd. Notes	Ba3	6.875%	09/15/20	125	132,500
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	Ba2	6.300	05/01/14	125	127,798

					260,298

Airlines 0.1%
Continental Airlines, Inc., Pass-thru Certs., Ser. 2-A(a)	Baa2	4.000	10/29/24	115	111,263
Ser. 01A1(d)	Baa2	6.703	06/15/21	31	33,237
Ser. A	Baa2	7.250	11/10/19	111	125,065
Delta Air Lines, Inc. Pass-thru Certs., Ser. 071A	Baa1	6.821	08/10/22	74	82,327
Ser. A(a)	Baa1	5.300	04/15/19	189	202,105

					553,997

Automotive 0.2%
Cummins, Inc., Sr. Unsec’d. Notes	A3	4.875	10/01/43	15	15,243

See Notes to Financial Statements.

Prudential Asset Allocation Fund	57

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Automotive (cont’d.)
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	Baa3	4.207%	04/15/16	265	$280,835
General Motors Co., Sr. Unsec’d. Notes, 144A	Ba1	4.875	10/02/23	155	151,513
Sr. Unsec’d. Notes, 144A	Ba1	6.250	10/02/43	135	132,975
Harley-Davidson Funding Corp., Gtd. Notes, MTN, 144A	Baa1	5.750	12/15/14	85	89,619
Johnson Controls, Inc., Sr. Unsec’d. Notes	Baa1	5.500	01/15/16	55	60,148

					730,333

Banking 2.3%
American Express Co., Sr. Unsec’d. Notes	A3	2.650	12/02/22	345	316,870
Banco Bradesco SA (Brazil), Sub. Notes	Baa2	8.750	10/24/13	430	430,000
Bank of America Corp., Jr. Sub. Notes, Ser. K(a)	B1	8.000(b)	12/29/49	380	413,250
Sr. Unsec’d. Notes, Ser. 1(a)	Baa2	3.750	07/12/16	95	100,670
Sr. Unsec’d. Notes(a)	Baa2	4.100	07/24/23	130	129,192
Sr. Unsec’d. Notes, MTN	Baa2	5.000	05/13/21	80	85,922
Sr. Unsec’d. Notes(a)	Baa2	5.700	01/24/22	205	228,998
Sr. Unsec’d. Notes	Baa2	6.000	09/01/17	135	152,877
Sr. Unsec’d. Notes(a)	Baa2	7.625	06/01/19	265	324,960
Sub. Notes	Baa3	5.750	08/15/16	355	391,965
Bear Stearns Cos. LLC, Sr. Unsec’d. Notes	A2	5.300	10/30/15	100	108,238
Sr. Unsec’d. Notes	A2	6.400	10/02/17	90	104,991
Sr. Unsec’d. Notes(a)	A2	7.250	02/01/18	220	263,505
Citigroup, Inc., Sr. Unsec’d. Notes(a)	Baa2	6.125	05/15/18	280	323,861
Sr. Unsec’d. Notes(a)	Baa2	8.125	07/15/39	200	277,764
Sr. Unsec’d. Notes	Baa2	8.500	05/22/19	65	83,021
Sub. Notes(a)	Baa3	6.675	09/13/43	240	258,454
Sub. Notes	Baa3	5.000	09/15/14	82	85,091
Sub. Notes	Baa3	6.125	08/25/36	165	166,063

See Notes to Financial Statements.

58

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A3	5.250%	07/27/21	270	$291,372
Sr. Unsec’d. Notes	A3	5.750	01/24/22	180	199,556
Sr. Unsec’d. Notes(a)	A3	6.250	09/01/17	5	5,704
Sr. Unsec’d. Notes	A3	6.250	02/01/41	90	100,829
Sub. Notes	Baa1	5.625	01/15/17	10	11,015
Sub. Notes	Baa1	6.450	05/01/36	235	238,578
Sub. Notes	Baa1	6.750	10/01/37	52	54,269
Huntington Bancshares, Inc., Sr. Unsec’d. Notes	Baa1	2.600	08/02/18	195	195,088
Sub. Notes	Baa2	7.000	12/15/20	20	23,696
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes(a)	Baa2	3.125	01/15/16	200	199,710
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(a)	Ba1	7.900(b)	04/29/49	300	325,500
Sr. Unsec’d. Notes(a)	A2	4.250	10/15/20	220	230,664
Sr. Unsec’d. Notes(a)	A2	5.400	01/06/42	150	157,799
Sub. Notes(a)	A3	3.375	05/01/23	105	95,221
Lloyds TSB Bank PLC (United Kingdom), Gtd. Notes	A2	6.375	01/21/21	200	233,003
Gtd. Notes, MTN, 144A(a)	A2	5.800	01/13/20	195	222,342
Morgan Stanley, Notes, GMTN	Baa1	5.450	01/09/17	460	506,558
Sr. Unsec’d. Notes, MTN	Baa1	5.625	09/23/19	285	318,038
Sr. Unsec’d. Notes	Baa1	6.375	07/24/42	145	164,093
Sr. Unsec’d. Notes, Series G, GMTN(a)	Baa1	5.500	07/28/21	110	120,305
MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes	Ba1	6.346(b)	07/29/49	150	164,625
PNC Funding Corp., Gtd. Notes	A3	6.700	06/10/19	65	78,428
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	6.400	10/21/19	250	285,708

See Notes to Financial Statements.

Prudential Asset Allocation Fund	59

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Banking (cont’d.)
Santander Holdings USA, Inc., Sr. Unsec’d. Notes	Baa2	3.000%	09/24/15	110	$113,189
US Bancorp, Sub. Notes, MTN	A2	2.950	07/15/22	130	122,300
Wells Fargo & Co., Sub. Notes(a)	A3	4.125	08/15/23	345	337,802

					9,041,084

Brokerage 0.1%
Jefferies Group, Inc., Sr. Unsec’d. Notes	Baa3	6.500	01/20/43	65	64,304
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes	NR	5.250(c)	02/06/12	345	89,700
Sr. Unsec’d. Notes	NR	6.875(c)	05/02/18	100	26,500
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, MTN	Baa3	2.000	09/13/16	100	100,302

					280,806

Building Materials & Construction 0.2%
D.R. Horton, Inc., Gtd. Notes(a)	Ba2	3.625	02/15/18	150	147,750
Mohawk Industries, Inc., Sr. Unsec’d. Notes	Ba1	6.375	01/15/16	150	165,000
Odebrecht Finance Ltd. (Cayman Islands), Gtd. Notes, 144A(a)	Baa3	5.125	06/26/22	200	193,500
Owens Corning, Inc., Gtd. Notes	Ba1	4.200	12/15/22	90	87,799

					594,049

Cable 0.2%
Cablevision Systems Corp., Sr. Unsec’d. Notes	B1	8.625	09/15/17	125	143,438
Comcast Corp., Gtd. Notes(a)	A3	6.450	03/15/37	40	47,756
Gtd. Notes	A3	6.500	11/15/35	110	132,056
Gtd. Notes(a)	A3	6.950	08/15/37	65	81,781

See Notes to Financial Statements.

60

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Cable (cont’d.)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Gtd. Notes	Baa2	3.500%	03/01/16	45	$46,912
Gtd. Notes	Baa2	3.550	03/15/15	25	25,888
Gtd. Notes	Baa2	5.150	03/15/42	200	170,157
Videotron Ltd. (Canada), Gtd. Notes(a)	Ba2	5.000	07/15/22	150	142,500

					790,488

Capital Goods 0.3%
Actuant Corp., Gtd. Notes	Ba2	5.625	06/15/22	160	160,000
Case New Holland, Inc., Gtd. Notes	Ba1	7.875	12/01/17	125	145,313
Caterpillar Financial Services Corp., Sr. Unsec’d. Notes, MTN	A2	5.500	03/15/16	50	55,350
Clean Harbors, Inc., Gtd. Notes(a)	Ba2	5.250	08/01/20	125	123,750
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $295,482; purchased 10/10/07)(d)(e)	Baa1	6.375	10/15/17	296	343,573
Gtd. Notes, 144A (original cost $19,827; purchased 10/10/07)(d)(e)	Baa1	7.000	10/15/37	20	23,698
General Electric Co., Sr. Unsec’d. Notes	Aa3	4.125	10/09/42	40	36,722
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A (original cost $39,984; purchased 07/10/12)(d)(e)	Baa3	2.500	07/11/14	40	40,447
Unsec’d. Notes, 144A (original cost $59,942; purchased 05/08/12)(d)(e)	Baa3	3.125	05/11/15	60	61,758
SPX Corp., Gtd. Notes(a)	Ba3	7.625	12/15/14	100	106,750

See Notes to Financial Statements.

Prudential Asset Allocation Fund	61

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.700%	04/15/40	60	$68,527
Xylem, Inc., Sr. Unsec’d. Notes	Baa2	4.875	10/01/21	160	168,188

					1,334,076

Chemicals 0.1%
Ashland, Inc., Sr. Unsec’d. Notes	Ba1	3.875	04/15/18	135	133,313
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa2	9.400	05/15/39	82	119,638
ICI Wilmington, Inc., Gtd. Notes	Baa1	5.625	12/01/13	75	75,615
Union Carbide Corp., Sr. Unsec’d. Notes	Baa2	7.500	06/01/25	100	118,299

					446,865

Consumer 0.1%
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	Baa3	6.250	04/15/18	300	344,606

Electric 0.6%
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa1	6.250	08/01/16	35	39,717
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	Baa1	6.350	10/01/36	115	136,570
Calpine Corp., Sr. Sec’d. Notes, 144A(a)	B1	7.875	07/31/20	125	134,688
CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge.	A2	6.950	03/15/33	120	155,587
Duke Energy Carolinas LLC, First Mortgage Bonds	Aa3	6.050	04/15/38	55	65,098
Duke Energy Progress, Inc., First Mortgage Bonds	Aa3	4.100	03/15/43	225	204,521
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2	6.000	05/15/35	135	143,078
Exelon Corp., Sr. Unsec’d. Notes(a)	Baa2	4.900	06/15/15	30	31,875

See Notes to Financial Statements.

62

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
FirstEnergy Corp., Sr. Unsec’d. Notes	Baa3	2.750%	03/15/18	180	$175,062
Florida Power & Light Co., First Mortgage Bonds	Aa3	5.950	10/01/33	60	72,086
Iberdrola International BV (Netherlands), Gtd. Notes	Baa1	6.750	09/15/33	30	30,926
Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF	Baa2	5.050	11/15/14	90	94,414
MidAmerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.950	05/15/37	115	127,616
Nevada Power Co., Gen. Ref. Mtge.	A3	6.500	05/15/18	280	333,799
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	A3	4.881	08/15/19	100	111,817
NSTAR Electric Co., Sr. Unsec’d. Notes	A2	4.875	04/15/14	110	112,576
NSTAR LLC, Sr. Unsec’d. Notes	A3	4.500	11/15/19	90	98,918
Public Service Co. of Colorado, First Mortgage Bonds	A2	3.950	03/15/43	35	31,496
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.950	05/15/18	55	66,207
Public Service Electric & Gas Co, Sr. Sec’d. Notes, MTN	A1	5.800	05/01/37	125	147,006
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	4.800	09/15/41	105	103,065
Sr. Unsec’d. Notes	Baa1	5.613	04/01/17	36	40,189

					2,456,311

Energy - Integrated 0.1%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	A2	4.500	10/01/20	70	75,630

See Notes to Financial Statements.

Prudential Asset Allocation Fund	63

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Energy - Integrated (cont’d.)
Chevron Corp., Sr. Unsec’d. Notes	Aa1	2.427%	06/24/20	40	$39,540
Sr. Unsec’d. Notes	Aa1	3.191	06/24/23	80	78,576
Reliance Holdings USA, Inc., Gtd. Notes, 144A(a)	Baa2	5.400	02/14/22	250	250,529

					444,275

Energy - Other 0.4%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	Baa3	6.375	09/15/17	300	348,743
Sr. Unsec’d. Notes(a)	Baa3	6.450	09/15/36	50	57,422
Sr. Unsec’d. Notes	Baa3	6.950	06/15/19	25	30,138
Cie Generale de Geophysique-Veritas (France), Gtd. Notes(a)	Ba3	9.500	05/15/16	149	156,636
Nabors Industries, Inc., Gtd. Notes	Baa2	4.625	09/15/21	140	140,716
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Baa3	7.500	01/15/20	130	159,362
Transocean, Inc. (Cayman Islands), Gtd. Notes	Baa3	2.500	10/15/17	105	105,282
Weatherford International Ltd. (Bermuda), Gtd. Notes(a)	Baa2	5.125	09/15/20	115	119,893
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	5.000	11/15/13	265	266,215

					1,384,407

Foods 0.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes	A3	8.000	11/15/39	235	340,667
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	5.350	04/15/14	215	220,073
Gtd. Notes	Baa2	8.500	06/15/19	145	180,548

See Notes to Financial Statements.

64

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Foods (cont’d.)
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $149,288; purchased 11/19/07)(d)(e)	A2	6.000%	11/27/17	150	$172,873
Constellation Brands, Inc., Gtd. Notes	Ba1	8.375	12/15/14	175	188,563
Darling International, Inc., Gtd. Notes	Ba2	8.500	12/15/18	125	138,125
TreeHouse Foods, Inc., Gtd. Notes	Ba2	7.750	03/01/18	150	158,625
Tyson Foods, Inc., Gtd. Notes	Baa3	6.600	04/01/16	150	168,175

					1,567,649

Healthcare & Pharmaceutical 0.5%
AbbVie, Inc., Sr. Unsec’d. Notes	Baa1	4.400	11/06/42	85	76,957
Actavis, Inc., Sr. Unsec’d. Notes	Baa3	4.625	10/01/42	65	57,731
Sr. Unsec’d. Notes(a)	Baa3	6.125	08/15/19	75	87,565
Amgen, Inc., Sr. Unsec’d. Notes	Baa1	5.150	11/15/41	210	203,859
Sr. Unsec’d. Notes	Baa1	5.375	05/15/43	120	119,518
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes(a)	A2	6.450	09/15/37	110	134,199
Express Scripts Holding Co., Gtd. Notes	Baa3	2.750	11/21/14	310	316,717
Gilead Sciences, Inc., Sr. Unsec’d. Notes	Baa1	5.650	12/01/41	70	77,425
HCA, Inc., Sr. Sec’d. Notes	Ba3	4.750	05/01/23	200	188,250
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa2	3.750	08/23/22	20	19,486
Sr. Unsec’d. Notes	Baa2	5.625	12/15/15	250	272,089
LifePoint Hospitals, Inc., Gtd. Notes	Ba1	6.625	10/01/20	125	130,938

See Notes to Financial Statements.

Prudential Asset Allocation Fund	65

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Mallinckrodt International Finance SA, Gtd. Notes, 144A	Ba2	3.500%	04/15/18	175	$172,189
Merck Sharp & Dohme Corp., Gtd. Notes	A1	5.950	12/01/28	30	36,115
Mylan, Inc., Sr. Unsec’d. Notes, 144A	Baa3	1.800	06/24/16	50	50,207
Sanofi (France), Sr. Unsec’d. Notes	A1	1.250	04/10/18	140	136,674
Wyeth LLC, Gtd. Notes	A1	5.500	02/01/14	35	35,593
Zoetis, Inc., Sr. Unsec’d. Notes, 144A	Baa2	4.700	02/01/43	25	23,299

					2,138,811

Healthcare Insurance 0.3%
Cigna Corp., Sr. Unsec’d. Notes	Baa2	5.875	03/15/41	50	56,154
Sr. Unsec’d. Notes	Baa2	6.150	11/15/36	140	160,817
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Baa2	6.125	01/15/15	540	575,374
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	A3	6.000	06/15/17	60	69,283
Sr. Unsec’d. Notes	A3	6.500	06/15/37	100	120,811
Sr. Unsec’d. Notes	A3	6.625	11/15/37	80	97,810
WellPoint, Inc., Sr. Unsec’d. Notes	Baa2	4.625	05/15/42	45	41,155
Sr. Unsec’d. Notes	Baa2	4.650	01/15/43	125	114,676

					1,236,080

Insurance 0.8%
ACE INA Holdings, Inc., Gtd. Notes	A3	4.150	03/13/43	70	64,712
Allied World Assurance Co. Holdings Ltd. (Bermuda), Gtd. Notes	Baa1	5.500	11/15/20	80	87,121
Allstate Corp. (The), Sr. Unsec’d. Notes	A3	4.500	06/15/43	20	19,387

See Notes to Financial Statements.

66

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
American International Group, Inc., Sr. Unsec’d. Notes	Baa1	6.400%	12/15/20	260	$306,387
Sr. Unsec’d. Notes	Baa1	8.250	08/15/18	155	193,259
Axis Specialty Finance LLC, Gtd. Notes	Baa1	5.875	06/01/20	160	177,310
Chubb Corp. (The), Jr. Sub. Notes	A3	6.375(b)	03/29/67	210	225,225
Hartford Financial Services Group, Inc. (The), Sr. Unsec’d. Notes, MTN	Baa3	6.000	01/15/19	90	103,859
Liberty Mutual Group, Inc., Bonds, 144A	Baa2	7.000	03/15/34	180	203,984
Lincoln National Corp., Jr. Sub. Notes	Baa3	6.050(b)	04/20/67	40	39,200
Sr. Unsec’d. Notes	Baa1	6.300	10/09/37	110	126,953
Sr. Unsec’d. Notes	Baa1	7.000	06/15/40	130	164,182
Sr. Unsec’d. Notes	Baa1	8.750	07/01/19	70	90,704
Markel Corp., Sr. Unsec’d. Notes	Baa2	5.000	03/30/43	25	23,283
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.700	06/15/35	135	149,476
Sr. Unsec’d. Notes	A3	6.375	06/15/34	15	18,050
Sr. Unsec’d. Notes	A3	6.750	06/01/16	50	57,297
New York Life Insurance Co., Sub. Notes, 144A(a)	Aa2	6.750	11/15/39	110	136,177
Northwestern Mutual Life Insurance Co. (The), Sub. Notes, 144A	Aa2	6.063	03/30/40	60	68,902
Ohio National Financial Services, Inc., Sr. Notes, 144A	Baa1	6.375	04/30/20	105	119,177
Pacific Life Insurance Co., Sub. Notes, 144A	A3	9.250	06/15/39	150	203,017
Principal Financial Group, Inc., Gtd. Notes	A3	4.625	09/15/42	15	14,184
Progressive Corp. (The), Jr. Sub. Notes	A2	6.700(b)	06/15/37	110	117,700

See Notes to Financial Statements.

Prudential Asset Allocation Fund	67

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Teachers Insurance & Annuity Association of America, Sub. Notes, 144A	Aa2	6.850%	12/16/39	240	$297,012
Unum Group, Sr. Unsec’d. Notes	Baa2	5.625	09/15/20	50	55,150
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.600	05/15/15	110	116,493
Sr. Unsec’d. Notes	Baa2	6.150	08/15/19	90	103,112
XL Group PLC (Ireland), Sr. Unsec’d. Notes	Baa2	5.250	09/15/14	15	15,630

					3,296,943

Lodging 0.2%
Choice Hotels International, Inc., Gtd. Notes	Baa3	5.750	07/01/22	200	207,000
Marriott International, Inc., Sr. Unsec’d. Notes	Baa2	3.250	09/15/22	130	123,031
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Baa2	6.750	05/15/18	500	589,951
Wyndham Worldwide Corp., Sr. Unsec’d. Notes	Baa3	2.500	03/01/18	60	59,406

					979,388

Media & Entertainment 0.3%
Belo Corp., Gtd. Notes	Ba1	8.000	11/15/16	175	183,094
Historic TW, Inc., Gtd. Notes	Baa2	9.150	02/01/23	100	132,503
News America, Inc., Gtd. Notes	Baa1	6.150	02/15/41	70	77,113
Gtd. Notes	Baa1	7.625	11/30/28	125	153,419
Sinclair Television Group, Inc., Sec’d. Notes, 144A	Ba3	9.250	11/01/17	125	131,513
Time Warner Cos., Inc., Gtd. Notes	Baa2	7.250	10/15/17	160	191,845

See Notes to Financial Statements.

68

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Time Warner, Inc., Gtd. Notes(a)	Baa2	6.200%	03/15/40	25	$27,232
Gtd. Notes	Baa2	6.250	03/29/41	30	32,980
Gtd. Notes	Baa2	7.625	04/15/31	20	24,893
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	5.850	09/01/43	75	76,352
Sr. Unsec’d. Notes	Baa2	4.875	06/15/43	35	31,243

					1,062,187

Metals 0.2%
Barrick Gold Corp. (Canada), Sr. Unsec’d. Notes	Baa2	4.100	05/01/23	70	61,642
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes	A1	5.000	09/30/43	140	142,588
Peabody Energy Corp., Gtd. Notes(a)	Ba2	6.000	11/15/18	115	114,713
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	A-(f)	5.000	06/01/15	115	122,116
Southern Copper Corp., Sr. Unsec’d. Notes	Baa2	7.500	07/27/35	95	99,800
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	2.050	10/23/15	105	105,286
Gtd. Notes, 144A	Baa2	2.850	11/10/14	150	152,247

					798,392

Non-Captive Finance 0.3%
General Electric Capital Corp., Sr. Unsec’d. Notes, GMTN(a)	A1	6.000	08/07/19	600	698,269
Sr. Unsec’d. Notes, GMTN(a)	A1	6.875	01/10/39	170	208,343
Sub. Notes	A2	5.300	02/11/21	100	108,758
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450	06/15/18	90	101,475

					1,116,845

See Notes to Financial Statements.

Prudential Asset Allocation Fund	69

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Packaging 0.1%
Ball Corp., Gtd. Notes(a)	Ba1	4.000%	11/15/23	250	$224,375
Crown Americas LLC/Crown Americas Capital Corp IV, Gtd. Notes, 144A(a)	Ba2	4.500	01/15/23	150	137,250

					361,625

Paper 0.2%
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $39,765; purchased 10/27/10)(d)(e)	Baa2	5.400	11/01/20	40	44,761
International Paper Co., Sr. Unsec’d. Notes	Baa3	6.000	11/15/41	30	32,063
Sr. Unsec’d. Notes	Baa3	7.300	11/15/39	175	213,559
Sr. Unsec’d. Notes	Baa3	7.500	08/15/21	85	104,599
Rock-Tenn Co., Gtd. Notes	Ba1	4.000	03/01/23	50	48,444
Gtd. Notes(a)	Ba1	4.900	03/01/22	95	98,189
Weyerhaeuser Co., Sr. Unsec’d. Notes	Baa3	4.625	09/15/23	370	377,027

					918,642

Pipelines & Other 0.1%
Enterprise Products Operating LLC, Gtd. Notes	Baa1	4.850	03/15/44	160	149,129
Gtd. Notes	Baa1	6.875	03/01/33	35	41,622
NiSource Finance Corp., Gtd. Notes	Baa3	4.800	02/15/44	40	35,822
Gtd. Notes	Baa3	5.250	09/15/17	55	61,247
Gtd. Notes(a)	Baa3	5.450	09/15/20	70	77,089
ONEOK Partners LP, Gtd. Notes	Baa2	6.200	09/15/43	205	211,183

					576,092

See Notes to Financial Statements.

70

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Railroads 0.2%
Burlington Northern Santa Fe LLC, Sr. Unsec’d. Notes	A3	4.450%	03/15/43	100	$90,967
Sr. Unsec’d. Notes	A3	6.700	08/01/28	135	161,383
CSX Corp., Sr. Unsec’d. Notes	Baa2	6.150	05/01/37	170	194,012
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	2.903	02/15/23	97	90,798
Sr. Unsec’d. Notes	Baa1	5.590	05/17/25	20	22,658
Union Pacific Corp., Sr. Unsec’d. Notes	Baa1	4.250	04/15/43	140	129,531

					689,349

Real Estate Investment Trusts 0.3%
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000	10/01/14	44	47,355
HCP, Inc., Sr. Unsec’d. Notes	Baa1	2.700	02/01/14	100	100,625
Mack-Cali Realty Corp., Sr. Unsec’d. Notes	Baa2	7.750	08/15/19	115	139,085
ProLogis LP, Gtd. Notes	Baa2	6.875	03/15/20	11	12,969
Simon Property Group LP, Sr. Unsec’d. Notes(a)	A2	2.800	01/30/17	30	31,086
Sr. Unsec’d. Notes	A2	3.375	03/15/22	30	29,432
Sr. Unsec’d. Notes	A2	6.125	05/30/18	530	621,618

					982,170

Retailers 0.1%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa1	5.750	05/15/41	95	104,209
Home Depot, Inc. (The), Sr. Unsec’d. Notes	A3	4.200	04/01/43	110	99,774
Lowe’s Cos, Inc., Sr. Unsec’d. Notes	A3	6.500	03/15/29	60	69,733
Ltd Brands, Inc., Gtd. Notes	Ba1	6.625	04/01/21	125	135,156

See Notes to Financial Statements.

Prudential Asset Allocation Fund	71

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Retailers (cont’d.)
Macy’s Retail Holdings, Inc., Gtd. Notes	Baa3	3.875%	01/15/22	45	$44,613

					453,485

Technology 0.3%
Apple, Inc., Sr. Unsec’d. Notes(a)	Aa1	2.400	05/03/23	285	257,977
Arrow Electronics, Inc., Sr. Unsec’d. Notes	Baa3	3.375	11/01/15	60	62,074
Fidelity National Information Services, Inc., Gtd. Notes	Baa3	7.875	07/15/20	175	193,388
Fiserv, Inc., Gtd. Notes	Baa2	3.125	06/15/16	70	73,047
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250	02/15/15	445	463,990

					1,050,476

Telecommunications 0.6%
AT&T, Inc., Sr. Unsec’d. Notes	A3	5.350	09/01/40	33	32,028
Sr. Unsec’d. Notes	A3	6.550	02/15/39	215	238,967
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	9.625	12/15/30	50	74,039
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	Baa3	12.000	12/01/15	275	287,719
Embarq Corp., Sr. Unsec’d. Notes (original cost $84,771; purchased 05/04/11 - 05/11/11)(d)(e)	Baa3	7.082	06/01/16	75	84,361
Sr. Unsec’d. Notes (original cost $199,986; purchased 05/12/06)(a)(d)(e)	Baa3	7.995	06/01/36	200	203,614

See Notes to Financial Statements.

72

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Communications, Inc., Sr. Unsec’d. Notes	B1	6.000%	12/01/16	125	$132,500
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa3	5.250	11/15/13	90	90,407
Telefonos de Mexico Sab de CV (Mexico), Gtd. Notes	A2	5.500	11/15/19	40	43,885
Verizon Communications, Inc., Sr. Unsec’d. Notes(a)	Baa1	6.400	09/15/33	250	277,628
Sr. Unsec’d. Notes	Baa1	6.550	09/15/43	935	1,055,556

					2,520,704

Tobacco 0.3%
Altria Group, Inc., Gtd. Notes(a)	Baa1	9.700	11/10/18	235	310,676
Gtd. Notes	Baa1	10.200	02/06/39	160	244,004
Imperial Tobacco Finance PLC (United Kingdom), Gtd. Notes, 144A	Baa3	2.050	02/11/18	245	238,902
Lorillard Tobacco Co., Gtd. Notes(a)	Baa2	8.125	06/23/19	50	60,623
Reynolds American, Inc., Gtd. Notes	Baa2	4.750	11/01/42	35	30,518
Gtd. Notes	Baa2	6.750	06/15/17	220	254,189

					1,138,912

TOTAL CORPORATE BONDS (cost $37,431,699)					39,549,345

ASSET-BACKED SECURITIES 2.1%

Collateralized Debt Obligations 0.2%
Apidos CDO VIII (Cayman Islands), Series 2011-8A, Class A1, 144A	Aaa	1.768(b)	10/17/21	300	300,018

See Notes to Financial Statements.

Prudential Asset Allocation Fund	73

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Debt Obligations (cont’d.)
Landmark IX CDO Ltd., Series 2007-9A, Class A1, 144A	Aaa	0.483%(b)	04/15/21	420	$415,641

					715,659

Collateralized Loan Obligations 0.8%
ACAS CLO Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	Aaa	1.668(b)	04/20/25	250	248,003
AIMCO CLO (Cayman Islands), Series 2005-AA, Class A1B, 144A	Aaa	0.516(b)	10/20/19	278	272,464
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	Aaa	1.466(b)	07/13/25	300	298,153
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	Aaa	1.375(b)	04/17/25	250	247,818
Gulf Stream - Sextant CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1A, 144A	Aaa	0.493(b)	08/21/20	74	73,833
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	Aaa	1.450(b)	04/15/24	300	297,139
Marine Park CLO Ltd. (Cayman Islands), Series 2012-1A, Class A1A, 144A	Aaa	1.744(b)	05/18/23	250	251,031
Mayport CLO Ltd. (Cayman Islands), Series 2006-1A, Class A1l, 144A	Aaa	0.512(b)	02/22/20	106	104,621

See Notes to Financial Statements.

74

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Sheridan Square CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	Aaa	1.318%(b)	04/15/25	300	$295,975
Sound Point CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A	AA(f)	2.966(b)	10/20/23	250	251,031
Stanfield Daytona CLO Ltd. (Cayman Islands), Series 2007-1A, Class A1L, 144A	Aaa	0.514(b)	04/27/21	264	259,698
Trimaran CLO VI Ltd. (Cayman Islands), Series 2006-2A, Class A1L, 144A	Aaa	0.515(b)	11/01/18	183	181,469
Tyron Park CLO Ltd. (Cayman Islands), Series 2013-1A, Class A1, 144A	Aaa	1.393(b)	07/15/25	300	297,895

					3,079,130

Non-Residential Mortgage-Backed Securities 0.7%
Ares Enhanced Loan Investment Strategy Ltd. (Cayman Islands), Series 2005-2A, Class A2, 144A	Aaa	0.524(b)	01/26/20	129	127,483
Chase Issuance Trust, Series 2007-C1, Class C1	Baa2	0.642(b)	04/15/19	700	689,616
Citibank Credit Card Issuance Trust, Series 2005-C2, Class C2	Baa2	0.650(b)	03/24/17	500	495,751
Fortress Credit BSL Ltd. (Cayman Islands), Series 2013-1A, Class A, 144A	Aaa	1.446(b)	01/19/25	250	248,176

See Notes to Financial Statements.

Prudential Asset Allocation Fund	75

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities (cont’d.)
GE Capital Credit Card Master Note Trust, Series 2012-4, Class B	A2	1.032%(b)	06/15/18	600	$597,004
OHA Intrepid Leveraged Loan Fund Ltd. (Cayman Islands), Series 2011-1AR, Class AR, 144A	Aaa	1.186(b)	04/20/21	229	229,055
OZLM Funding IV Ltd. (Cayman Islands), Series 2013-4A, Class A1, 144A	Aaa	1.470(b)	07/22/25	250	247,764
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	AA(f)	2.913(b)	08/17/22	250	250,759

					2,885,608

Residential Mortgage-Backed Securities 0.4%
CDC Mortgage Capital Trust, Series 2002-HE3, Class M1	B2	1.829(b)	03/25/33	60	55,167
Countrywide Asset-Backed Certificates, Series 2004-1, Class M1	Ba1	0.929(b)	03/25/34	520	483,328
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB6, Class A3	B1	4.564(b)	07/25/35	58	51,850
Equity One Mortgage Pass-Through Trust, Series 2004-3, Class M1	B1	5.198(b)	07/25/34	82	77,086
HSBC Home Equity Loan Trust, Series 2005-2, Class M2	Aa1	0.670(b)	01/20/35	45	43,074
Morgan Stanley ABS Capital I, Series 2004-NC1, Class M1	Baa2	1.229(b)	12/25/33	385	368,357
Morgan Stanley Dean Witter Capital I, Series 2002-HE1, Class M1	B3	1.079(b)	07/25/32	99	88,500
Series 2002-NC4, Class M1	B2	1.454(b)	09/25/32	104	93,902

See Notes to Financial Statements.

76

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
RASC Trust, Series 2004-KS2, Class MI1	Caa2	4.710%(b)	03/25/34	26	$18,161
Securitized Asset Backed Receivables LLC Trust, Series 2004-OP1, Class M1	Ba3	0.944(b)	02/25/34	180	162,269

					1,441,694

TOTAL ASSET-BACKED SECURITIES (cost $8,024,995)					8,122,091

COLLATERALIZED MORTGAGE OBLIGATIONS 0.3%
Banc of America Alternative Loan Trust, Series 2005-12, Class 3CB1	Caa2	6.000	01/25/36	391	305,227
Banc of America Mortgage Trust, Series 2005-A, Class 2A1	B2	2.944(b)	02/25/35	70	68,394
Series 2005-B, Class 2A1	Caa1	2.875(b)	03/25/35	76	71,646
Chase Mortgage Finance Trust Series, Series 2007-A1, Class 1A5	B2	2.820(b)	02/25/37	216	214,815
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	Ba3	5.250	09/25/19	81	82,627
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	B1	2.737(b)	07/25/35	128	127,185
MASTR Alternative Loan Trust, Series 2003-8, Class 4A1	A+(f)	7.000	12/25/33	7	7,667
Series 2004-4, Class 4A1	Baa1	5.000	04/25/19	103	105,473
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3	Baa3	2.485(b)	02/25/34	120	119,915
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	CCC(f)	5.000	03/25/20	45	45,658

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $1,237,453)					1,148,607

See Notes to Financial Statements.

Prudential Asset Allocation Fund	77

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES 4.0%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3	Aaa	5.369%	10/10/45	600	$620,440
Series 2007-2, Class A1A	A+(f)	5.742(b)	04/10/49	1,143	1,252,228
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-2, Class A4	Aaa	4.153	11/10/38	53	52,969
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class ASB	Aaa	5.413	10/15/49	479	487,292
Series 2007-C6, Class A4	Aaa	5.885(b)	12/10/49	100	113,087
Series 2013-GC11, Class A3	Aaa	2.815	04/10/46	100	93,219
COMM Mortgage Trust, Series 2013-CR8, Class A4	Aaa	3.334	06/10/46	600	583,127
Series 2013-CR7, Class A3	Aaa	2.929	03/10/46	200	188,920
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class X, I/O	NR	2.136(b)	09/15/30	187	9,170
Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A2	Aaa	1.765	10/15/45	400	397,707
Series 2013-CR9, Class A3	AAA(f)	4.022	07/10/45	200	204,595
Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class A4	AAA(f)	5.567(b)	02/15/39	800	867,497
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Class A4	Aaa	5.230(b)	12/15/40	584	618,708
FHLMC Multifamily Structured Pass-Through Certificates, Series K020, Class X1, I/O	AA+(f)	1.611(b)	05/25/22	2,974	287,898
Series K021, Class X1, I/O	AA+(f)	1.646(b)	06/25/22	896	89,504
Series K029, Class A2	AA+(f)	3.320(b)	02/25/23	400	401,261
Series K501, Class X1A, I/O	AA+(f)	1.876(b)	08/25/16	1,175	42,100
Series K710, Class X1, I/O	AA+(f)	1.914(b)	05/25/19	2,487	207,273
Series K711, Class X1, I/O	AA+(f)	1.833(b)	07/25/19	2,493	202,816
GMAC Commercial Mortgage Securities, Inc. Trust, Series 2005-C1, Class A5	AAA(f)	4.697	05/10/43	645	672,863

See Notes to Financial Statements.

78

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Greenwich Capital Commercial Mortgage Trust I, Series 2007-GG9, Class A2	Aaa	5.381%	03/10/39	299	$306,731
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-CB12, Class A4	Aaa	4.895	09/12/37	500	526,203
Series 2005-CB13, Class ASB	Aaa	5.285(b)	01/12/43	183	186,958
Series 2005-LDP2, Class A3	Aaa	4.697	07/15/42	31	31,312
Series 2005-LDP2, Class AM	Aa2	4.780	07/15/42	100	105,095
Series 2006-CB16, Class ASB	Aaa	5.523	05/12/45	397	415,913
Series 2012-CBX, Class A3	Aaa	3.139	06/15/45	300	303,503
Series 2012-LC9, Class A4	Aaa	2.611	12/15/47	200	184,551
Series 2013-C10, Class A4	AAA(f)	2.875	12/15/47	500	470,432
Series 2013-LC11, Class A4	Aaa	2.694	04/15/46	200	186,626
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4	Aaa	6.086(b)	06/12/46	480	528,462
Series 2007-6, Class A2	Aaa	5.331	03/12/51	275	275,383
Series 2007-7, Class ASB	Aaa	5.745(b)	06/12/50	1,118	1,153,850
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A3	Aaa	2.863	12/15/48	200	190,078
Series 2013-C10, Class A3	Aaa	4.105(b)	07/15/46	200	205,796
Series 2013-C11, Class A3	Aaa	3.960	08/15/46	100	102,235
Morgan Stanley Capital I Trust, Series 2006-HQ8, Class A4	Aaa	5.597(b)	03/12/44	500	537,504
Series 2006-IQ11, Class A4	AAA(f)	5.847(b)	10/15/42	622	671,176
Series 2007-HQ11, Class A31	Aaa	5.439	02/12/44	182	184,567
Series 2007-HQ11, Class AAB	Aaa	5.444	02/12/44	674	695,015
Series 2007-T27, Class AAB	AAA(f)	5.815(b)	06/11/42	155	157,307
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A4	Aaa	2.792	12/10/45	200	187,607
Series 2013-C5, Class A3	Aaa	2.920	03/10/46	500	471,151
Series 2013-C6, Class A3	Aaa	2.971	04/10/46	200	189,229

See Notes to Financial Statements.

Prudential Asset Allocation Fund	79

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class AMFX	Aa1	5.179%(b)	07/15/42	135	$143,376

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $15,859,455)					15,802,734

COVERED BONDS 0.2%
Bank of Nova Scotia (Canada), Covered Bonds, 144A(a)	Aaa	1.650	10/29/15	180	183,762
Royal Bank of Canada (Canada), Covered Bonds	Aaa	2.000	10/01/18	655	655,827

TOTAL COVERED BONDS (cost $837,840)					839,589

FOREIGN AGENCIES 0.8%
Commonwealth Bank of Australia (Australia), Gov’t. Gtd. Notes, 144A	Aaa	2.700	11/25/14	1,220	1,254,189
Export-Import Bank of Korea (South Korea), Sr. Unsec’d. Notes	Aa3	5.125	06/29/20	100	109,692
Kommunalbanken AS (Norway), Sr. Unsec’d Notes, 144A	Aaa	1.125	05/23/18	382	371,648
Kreditanstalt Fuer Wiederaufbau (Germany), Gov’t. Gtd. Notes(a)	Aaa	2.375	08/25/21	115	113,011
Petrobras Global Finance BV (Netherlands), Gtd. Notes	A3	2.000	05/20/16	195	193,741
Petroleos Mexicanos (Mexico), Gtd. Notes(a)	Baa1	3.500	01/30/23	115	104,532
Gtd. Notes	Baa1	4.875	01/18/24	65	65,000
Gtd. Notes	Baa1	5.500	01/21/21	300	321,000
RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa3	6.299	05/15/17	460	492,489

TOTAL FOREIGN AGENCIES (cost $3,002,266)					3,025,302

See Notes to Financial Statements.

80

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
MUNICIPAL BONDS 0.4%
Bay Area Toll Authority, Taxable, Revenue Bonds, BABs	Aa3	6.263%	04/01/49	220	$265,032
City of Chicago IL, O’Hare Int’l. Arpt., BABs	A2	6.395	01/01/40	160	181,206
Metropolitan Government of Nashville & Davidson County Convention Center Auth., Taxable Sub.B, Direct Pay, BABs	Aa2	6.731	07/01/43	160	177,670
New Jersey State Turnpike Auth. Rev., Tax. Issuer Subs., Ser. F, BABs	A3	7.414	01/01/40	165	214,500
New York City Trans. Fin. Auth., Tax. Future, Tax. Secd. Sub., Ser. C-2, BABs	Aa1	5.767	08/01/36	190	215,285
Ohio State University Gen. Repts., BABs	Aa1	4.910	06/01/40	65	66,101
Ohio State Water Development Autth. Wtr. Poll. Ctl. Rev., Taxable Ld. Fd. B-2 Wtr. Quality, BABs	Aaa	4.879	12/01/34	45	45,407
Oregon State Department of Trans. Hwy. User Tax Rev., Taxable Sub. Lien, Ser. A, BABs	Aa2	5.834	11/15/34	70	81,277
Pennsylvania Turnpike Commission Rev., Ser. B, BABs	A1	5.511	12/01/45	80	83,861
State of California, GO, Tax. Var. Purp., BABs	A1	7.500	04/01/34	15	19,030
State of California, GO, BABs	A1	7.300	10/01/39	210	264,709
State of Illinois, Taxable, GO	A3	4.421	01/01/15	90	92,635
Texas State Trans. Commission Rev., Taxable First Tier, Ser. B, BABs	Aaa	5.028	04/01/26	50	55,383

TOTAL MUNICIPAL BONDS (cost $1,544,605)					1,762,096

See Notes to Financial Statements.

Prudential Asset Allocation Fund	81

Portfolio of Investments

as of September 30, 2013 continued

Description	Moody’s Ratings† (Unaudited)	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
SOVEREIGN BONDS 0.2%
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	Baa3	4.000%	02/26/24		225	$220,500
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	Baa3	6.875	01/17/18		165	183,562
Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	3.625	03/15/22		100	99,200
Poland Government International Bond (Poland), Sr. Unsec’d. Notes	A2	3.000	03/17/23		160	146,560
United Mexican States (Mexico), Sr. Unsec’d. Notes, MTN	Baa1	4.750	03/08/44		118	106,790

TOTAL SOVEREIGN BONDS (cost $783,794)						756,612

U.S. GOVERNMENT AGENCY OBLIGATIONS 10.2%
Federal Home Loan Bank		0.375	08/28/15		55	54,992
Federal Home Loan Bank		5.500	07/15/36		135	159,515
Federal Home Loan Mortgage Corp.		2.375	01/13/22		270	262,790
Federal Home Loan Mortgage Corp.		2.621(b)	12/01/35		85	91,071
Federal Home Loan Mortgage Corp.		3.500	TBA	(g)	500	507,500
Federal Home Loan Mortgage Corp.		4.000	06/01/26 - 11/01/39		1,035	1,090,015

See Notes to Financial Statements.

82

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	4.500%	TBA	(g)	2,000	$2,122,188
Federal Home Loan Mortgage Corp.	4.500	10/01/39		647	689,063
Federal Home Loan Mortgage Corp.	5.000	07/01/18 - 10/01/35		697	750,993
Federal Home Loan Mortgage Corp.	5.500	12/01/33 - 10/01/37		557	607,525
Federal Home Loan Mortgage Corp.	6.000	01/01/34		161	175,100
Federal Home Loan Mortgage Corp.	7.000	10/01/31 - 05/01/32		52	59,222
Federal National Mortgage Assoc.	1.625	11/27/18		855	851,430
Federal National Mortgage Assoc.	2.166(b)	07/01/37		267	281,966
Federal National Mortgage Assoc.	2.500	TBA	(g)	1,000	1,005,625
Federal National Mortgage Assoc.	3.000	TBA	(g)	1,500	1,552,969
Federal National Mortgage Assoc.	3.000	TBA		1,000	1,032,344
Federal National Mortgage Assoc.	3.000	TBA		1,000	976,875
Federal National Mortgage Assoc.	3.000	TBA		1,000	974,063
Federal National Mortgage Assoc.	3.000	12/01/42		498	487,201
Federal National Mortgage Assoc.	3.500	TBA	(g)	1,500	1,526,953
Federal National Mortgage Assoc.	3.500	TBA		1,500	1,522,031
Federal National Mortgage Assoc.	3.500	TBA	(g)	1,000	1,051,719
Federal National Mortgage Assoc.	3.500	06/01/39 - 05/01/42		3,313	3,375,133
Federal National Mortgage Assoc.	4.000	TBA		2,000	2,097,812
Federal National Mortgage Assoc.	4.000	TBA		1,000	1,045,469
Federal National Mortgage Assoc.	4.500	TBA		1,500	1,597,500
Federal National Mortgage Assoc.	4.500	07/01/19 - 09/01/39		979	1,044,976
Federal National Mortgage Assoc.	5.000	TBA	(g)	1,500	1,622,344
Federal National Mortgage Assoc.	5.000	10/01/18 - 02/01/36		448	483,843
Federal National Mortgage Assoc.	5.500	12/01/16 - 07/01/34		859	941,188
Federal National Mortgage Assoc.	6.000	TBA	(g)	1,000	1,093,750
Federal National Mortgage Assoc.	6.000	09/01/17 - 08/01/38		1,550	1,715,501
Federal National Mortgage Assoc.	6.500	07/01/17 - 10/01/37		1,218	1,349,407
Federal National Mortgage Assoc.	7.000	06/01/32		36	42,926
Federal National Mortgage Assoc.	7.500	09/01/30		3	3,628
Federal National Mortgage Assoc.	8.000	12/01/23		6	6,748
Federal National Mortgage Assoc.	8.500	02/01/28		6	7,801
Government National Mortgage Assoc.	3.000	TBA	(g)	500	494,141
Government National Mortgage Assoc.	3.500	TBA	(g)	1,500	1,547,344
Government National Mortgage Assoc.	4.000	TBA		1,500	1,587,656
Government National Mortgage Assoc.	4.500	TBA	(g)	750	808,359

See Notes to Financial Statements.

Prudential Asset Allocation Fund	83

Portfolio of Investments

as of September 30, 2013 continued

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value (Note 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	5.500%	07/15/33 - 02/15/36		978	$1,088,853
Government National Mortgage Assoc.	6.500	09/15/23 - 08/15/32		302	340,272
Government National Mortgage Assoc.	7.000	06/15/24 - 05/15/31		61	70,779
Government National Mortgage Assoc.	7.500	04/15/29 - 05/15/31		8	8,822
Government National Mortgage Assoc.	8.000	08/15/22 - 06/15/25		68	77,877

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $39,126,090)					40,285,279

U.S. TREASURY OBLIGATIONS 5.7%
U.S. Treasury Bonds(a)	2.875	05/15/43		2,480	2,104,900
U.S. Treasury Inflation Indexed Bonds	0.125	04/15/18		1,005	1,035,788
U.S. Treasury Inflation Indexed Bonds	0.375	07/15/23		637	634,101
U.S. Treasury Notes	0.250	03/31/15		2,375	2,376,114
U.S. Treasury Notes	0.375	06/15/15		975	976,714
U.S. Treasury Notes	0.500	07/31/17		1,615	1,584,593
U.S. Treasury Notes	0.750	12/31/17		3,270	3,214,564
U.S. Treasury Notes(a)	0.875	01/31/18		1,455	1,435,903
U.S. Treasury Notes	1.125	04/30/20		1,490	1,416,431
U.S. Treasury Notes	1.375	06/30/18 - 09/30/18		1,075	1,077,689
U.S. Treasury Notes	2.500	08/15/23		270	267,258
U.S. Treasury Notes	3.125	04/30/17		205	221,208
U.S. Treasury Notes	3.125	05/15/21	(h)	970	1,036,688
U.S. Treasury Notes	4.500	05/15/17		630	710,571
U.S. Treasury Notes	4.750	08/15/17		3,030	3,463,669
U.S. Treasury Strip Principal	0.401(i)	11/15/15		850	843,465
U.S. Treasury Strip Principal	7.808(i)	02/15/43		270	84,923

TOTAL U.S. TREASURY OBLIGATIONS (cost $22,456,817)					22,484,579

TOTAL LONG-TERM INVESTMENTS (cost $322,608,977)					384,831,803

See Notes to Financial Statements.

84

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENTS 14.0%

AFFILIATED MUTUAL FUNDS 13.9%
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (j) (cost $21,046,575)	2,169,907	$20,158,432
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (j)(k) (cost $35,069,091; includes $21,044,891 of cash collateral for securities on loan)	35,069,091	35,069,091

TOTAL AFFILIATED MUTUAL FUNDS (cost $56,115,666)		55,227,523

	Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bills, 0.005%, 12/19/13 (h)(l) (cost $389,996)	390	389,987

TOTAL SHORT-TERM INVESTMENTS (cost $56,505,662)		55,617,510

TOTAL INVESTMENTS 111.2% (cost $379,114,639; Note 5)		440,449,313
Liabilities in excess of other assets(m) (11.2)%		(44,227,646)

NET ASSETS 100.0%		$396,221,667

The following abbreviations are used in the Portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset-Backed Security

ASX—Australian Securities Exchange

BABs—Build America Bonds

CDO—Collateralized Debt Obligation

CLO—Collateralized Loan Obligation

CVA—Certificate Van Anadelen (Bearer)

FHLMC—Federal Home Loan Mortgage Corp.

GMTN—Global Medium Term Note

GO—General Obligation

I/O—Interest Only

LIBOR—London Interbank Offered Rate

MSCI EAFE—Morgan Stanley Capital International Europe, Australasia and Far East

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

See Notes to Financial Statements.

Prudential Asset Allocation Fund	85

Portfolio of Investments

as of September 30, 2013 continued

REIT—Real Estate Investment Trust

SDR—Swedish Depositary Receipt

TBA—To Be Announced

TOPIX—Tokyo Stock Price Index

†	The ratings reflected are as of September 30, 2013. Ratings of certain bonds may have changed subsequent to that date. The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
#	Principal amount shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $20,474,578; cash collateral of $21,044,891 (included with liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2013.
(c)	Represents issuer in default on interest payments. Non-income producing security. Such securities may be post maturity.
(d)	Indicates a security or securities that have been deemed illiquid.
(e)	Indicates a restricted security; the aggregate cost of the restricted securities is $889,045. The aggregate value, $975,085, is approximately 0.2% of net assets.
(f)	Standard & Poor’s Rating.
(g)	All or a partial principal amount of $12,250,000 represents a to-be announced (“TBA”) mortgage dollar roll.
(h)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(i)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(j)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(k)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)	Rate quoted represents yield-to-maturity as of purchase date.
(m)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at September 30, 2013:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2013	Unrealized Appreciation (Depreciation)
	Long Positions:
5	2 Year U.S. Treasury Notes	Dec. 2013	$1,100,475	$1,101,328	$853
119	5 Year U.S. Treasury Notes	Dec. 2013	14,227,466	14,404,578	177,112
4	10 Year U.S. Treasury Notes	Dec. 2013	503,630	505,563	1,933
1	ASX SPI 200 Index	Dec. 2013	122,224	121,813	(411)
9	Euro STOXX 50 Index	Dec. 2013	351,303	350,537	(766)
2	FTSE 100 Index	Dec. 2013	212,324	208,175	(4,149)
3	MSCI EAFE Index Mini	Dec. 2013	270,562	272,280	1,718
35	S&P 500 E-Mini	Dec. 2013	2,943,315	2,930,025	(13,290)
2	TOPIX Index	Dec. 2013	239,306	243,451	4,145

					$167,145

See Notes to Financial Statements.

86

Open futures contracts outstanding at September 30, 2013 (continued):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2013	Unrealized Appreciation (Depreciation)
	Short Positions:
5	U.S. Long Bond	Dec. 2013	$667,025	$666,875	$150
8	U.S. Ultra Bond	Dec. 2013	1,121,834	1,136,750	(14,916)

					(14,766)

					$152,379

Interest rate swap agreements outstanding at September 30, 2013:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
Over-the-counter swap agreements:
1,805	06/07/16	0.654%	3 month LIBOR(2)	$3,564	$—	$3,564	JPMorgan Chase Bank
890	08/31/16	0.975%	3 month LIBOR(1)	(6,837)	—	(6,837)	JPMorgan Chase Bank
890	08/31/16	0.978%	3 month LIBOR(1)	(6,931)	—	(6,931)	JPMorgan Chase Bank
245	09/14/16	1.206%	3 month LIBOR(1)	(3,433)	—	(3,433)	Deutsche Bank AG
1,570	02/28/17	0.680%	3 month LIBOR(2)	(12,249)	—	(12,249)	Citibank NA
915	08/31/17	0.751%	3 month LIBOR(1)	12,698	—	12,698	Bank of Nova Scotia
382	05/17/18	0.989%	3 month LIBOR(1)	5,826	—	5,826	Credit Suisse International
970	02/15/20	1.355%	3 month LIBOR(2)	(36,795)	—	(36,795)	Morgan Stanley Capital Services, Inc.

				$(44,157)	$—	$(44,157)

See Notes to Financial Statements.

Prudential Asset Allocation Fund	87

Portfolio of Investments

as of September 30, 2013 continued

Interest rate swap agreements outstanding at September 30, 2013 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2013	Unrealized Appreciation (Depreciation)
Exchange-traded swap agreements:
1,730	02/28/18	1.649%	3 month LIBOR(1)	$157	$(18,563)	$(18,720)
655	09/30/18	1.585%	3 month LIBOR(1)	153	(1,551)	(1,704)
785	11/27/18	1.592%	3 month LIBOR(1)	153	234	81
275	08/31/20	2.490%	3 month LIBOR(1)	151	(4,886)	(5,037)
270	01/22/22	2.785%	3 month LIBOR(1)	151	(6,944)	(7,095)
2,390	08/05/23	4.210%	3 month LIBOR(2)	158	5,674	5,516
955	08/06/23	4.220%	3 month LIBOR(2)	152	2,662	2,510
1,280	08/09/23	4.231%	3 month LIBOR(2)	153	4,097	3,944

				$1,228	$(19,277)	$(20,505)

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at September 30, 2013:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Depreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Buy Protection(1):
Bunge Ltd. Finance Corp.	06/20/14	0.650%	240	$(891)	$—	$(891)	JPMorgan Chase Bank
Newell Rubbermaid, Inc.	06/20/18	1.000%	300	(5,525)	—	(5,525)	Morgan Stanley Capital Services, Inc.
Simon Property Group LP	06/20/18	0.970%	500	(8,887)	—	(8,887)	Morgan Stanley Capital Services, Inc.

				$(15,303)	$—	$(15,303)

(1)	If the Series is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Series will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

88

(2)	Notional amount represents the maximum potential amount the Series could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$230,642,725	$19,482,611	$7,234
Exchange Traded Fund	739,964	—	—
Preferred Stocks	82,410	90,412	—
Rights	10,213	—	—
Corporate Bonds	—	38,995,348	553,997
Asset-Backed Securities	—	7,893,036	229,055
Collateralized Mortgage Obligations	—	1,148,607	—
Commercial Mortgage-Backed Securities	—	15,802,734	—
Covered Bonds	—	839,589	—
Foreign Agencies	—	3,025,302	—
Municipal Bonds	—	1,762,096	—
Sovereign Bonds	—	756,612	—
U.S. Government Agency Obligations	—	40,285,279	—
U.S. Treasury Obligations	—	22,874,566	—
Affiliated Mutual Funds	55,227,523	—	—
Other Financial Instruments*
Futures Contracts	152,379	—	—
Interest Rate Swaps	(20,505)	(44,157)	—
Credit Default Swaps	—	(15,303)	—

Total	$286,834,709	$152,896,732	$790,286

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	89

Portfolio of Investments

as of September 30, 2013 continued

Fair value of Level 2 investments at 09/30/12 was $127,645,374. An amount of $9,623,918 was transferred from Level 1 to Level 2 at 09/30/13 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Series values its securities and the earlier closing of foreign markets. An amount of $4,675 was transferred from Level 2 into Level 1 at 09/30/13 as a result of using quoted prices in active market for such foreign securities.

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2013 was as follows:

Affiliated Mutual Funds (including 5.3% of collateral securities on loan)	13.9%
U.S. Government Agency Obligations	10.2
U.S. Treasury Obligations	5.8
Oil, Gas & Consumable Fuels	5.4
Commercial Mortgage-Backed Securities	4.0
Pharmaceuticals	3.6
Insurance	2.6
Commercial Banks	2.6
Software	2.5
Diversified Financial Services	2.5
Banking	2.3
Computers & Peripherals	2.2
Biotechnology	1.9
Specialty Retail	1.8
Chemicals	1.8
Aerospace & Defense	1.8
Internet Software & Services	1.7
Media	1.7
Food & Staples Retailing	1.7
IT Services	1.7
Healthcare Providers & Services	1.6
Diversified Telecommunication Services	1.6
Beverages	1.5
Capital Markets	1.5
Hotels, Restaurants & Leisure	1.4
Communications Equipment	1.4
Real Estate Investment Trusts	1.4
Healthcare Equipment & Supplies	1.2
Industrial Conglomerates	1.1%
Machinery	1.0
Food Products	1.0
Road & Rail	0.9
Energy Equipment & Services	0.9
Semiconductors & Semiconductor Equipment	0.9
Tobacco	0.9
Household Products	0.8
Collateralized Loan Obligations	0.8
Foreign Agencies	0.8
Electronic Equipment, Instruments & Components	0.8
Non-Residential Mortgage-Backed Securities	0.7
Automobiles	0.7
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Electric Utilities	0.7
Telecommunications	0.6
Electric	0.6
Consumer Finance	0.5
Multi-Utilities	0.5
Healthcare & Pharmaceutical	0.5
Real Estate Management & Development	0.5
Air Freight & Logistics	0.5
Trading Companies & Distributors	0.5
Municipal Bonds	0.4
Household Durables	0.4
Electrical Equipment	0.4
Foods	0.4

See Notes to Financial Statements.

90

Industry (cont’d.)
Residential Mortgage-Backed Securities	0.4%
Energy—Other	0.4
Capital Goods	0.3
Internet & Catalog Retail	0.3
Metals & Mining	0.3
Healthcare Insurance	0.3
Independent Power Producers & Energy Traders	0.3
Construction & Engineering	0.3
Collateralized Mortgage Obligations	0.3
Non-Captive Finance	0.3
Building Products	0.3
Media & Entertainment	0.3
Technology	0.3
Lodging	0.2
Leisure Equipment & Products	0.2
Paper	0.2
Covered Bonds	0.2
Airlines	0.2
Metals	0.2
Cable	0.2
Sovereign Bonds	0.2
Exchange Traded Funds	0.2
Automotive	0.2
Collateralized Debt Obligations	0.2%
Commercial Services & Supplies	0.2
Railroads	0.2
Auto Components	0.2
Wireless Telecommunication Services	0.2
Building Materials & Construction	0.2
Pipelines & Other	0.1
Personal Products	0.1
Professional Services	0.1
Retailers	0.1
Energy—Integrated	0.1
Marine	0.1
Packaging	0.1
Healthcare Technology	0.1
Consumer	0.1
Gas Utilities	0.1
Thrifts & Mortgage Finance	0.1
Brokerage	0.1
Paper & Forest Products	0.1
Life Sciences Tools & Services	0.1

111.2
Liabilities in excess of other assets	(11.2)

100.0%

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments are credit risk, equity risk and interest rate risks. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2013 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	—	$—	Unrealized depreciation on over-the-counter swap agreements	$15,303

See Notes to Financial Statements.

Prudential Asset Allocation Fund	91

Portfolio of Investments

as of September 30, 2013 continued

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker—variation margin	$5,863	*	Due to broker—variation margin	$18,616	*
Equity contracts	Unaffiliated investments	10,213		—	—
Interest rate contracts	Due to broker—variation margin	192,099	*	Due to broker—variation margin	47,472	*
Interest rate contracts	Unrealized appreciation on over-the-counter swap agreements	22,088		Unrealized depreciation on over-the-counter swap agreements	66,245

Total		$230,263			$147,636

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and exchange-traded swap contracts cleared through an exchange. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Options Purchased	Futures	Options Written	Swaps	Forward Currency Contracts	Total
Credit contracts	$—	$—	$—	$—	$(40,885)	$—	$(40,885)
Equity contracts	(1,518)	—	717,924	—	—	—	716,406
Foreign exchange contracts	—	—	—	—	—	(2,475)	(2,475)
Interest rate contracts	—	(19,201)	(168,877)	510	127,010	—	(60,558)

Total	$(1,518)	$(19,201)	$549,047	$510	$86,125	$(2,475)	$612,488

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value				Rights	Futures	Swaps	Total
Credit contracts				$—	$—	$13,617	$13,617
Equity contracts				7,423	2,434	—	9,857
Interest rate contracts				—	97,248	37,469	134,717

Total				$7,423	$99,682	$51,086	$158,191

See Notes to Financial Statements.

92

For the year ended September 30, 2013, the Series’ average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures—Long Positions(3)	Futures—Short Positions(3)	Interest Rate Swaps(4)	Credit Default Swaps— as Buyer(4)
$12,858	$1,509	$21,999,851	$4,098,193	$17,686,000	$1,100,000

(1)	Cost.
(2)	Premiums Received.
(3)	Value at Trade Date.
(4)	Notional Amount.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	93

Statement of Assets & Liabilities

as of September 30, 2013

Assets
Investments at value, including securities on loan of $20,474,578:
Unaffiliated Investments (cost $322,998,973)	$385,221,790
Affiliated Investments (cost $56,115,666)	55,227,523
Cash	89
Foreign currency, at value (cost $881,551)	916,708
Receivable for investments sold	17,451,141
Dividends and interest receivable	1,328,830
Receivable for Series shares sold	117,233
Tax reclaim receivable	44,159
Unrealized appreciation on over-the-counter swap agreements	22,088
Prepaid expenses	4,898

Total assets	460,334,459

Liabilities
Payable for investments purchased	41,997,313
Payable to broker for collateral for securities on loan (Note 3)	21,044,891
Payable for Series shares reacquired	318,141
Accrued expenses	264,596
Management fee payable	204,212
Distribution fee payable	93,239
Unrealized depreciation on over-the-counter swap agreements	81,548
Affiliated transfer agent fee payable	64,491
Due to broker—variation margin	44,361

Total liabilities	64,112,792

Net Assets	$396,221,667

Net assets were comprised of:
Common stock, at par	$26,909
Paid-in capital in excess of par	342,468,943

342,495,852
Undistributed net investment income	3,753,448
Accumulated net realized loss on investment and foreign currency transactions	(11,472,405)
Net unrealized appreciation on investments and foreign currencies	61,444,772

Net assets, September 30, 2013	$396,221,667

See Notes to Financial Statements.

94

Class A
Net asset value and redemption price per share
($281,498,934 ÷ 19,146,128 shares of common stock issued and outstanding)	$14.70
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price to public	$15.56

Class B
Net asset value, offering price and redemption price per share
($13,222,289 ÷ 898,802 shares of common stock issued and outstanding)	$14.71

Class C
Net asset value, offering price and redemption price per share
($15,925,902 ÷ 1,082,824 shares of common stock issued and outstanding)	$14.71

Class R
Net asset value, offering price and redemption price per share
($305,321 ÷ 20,782 shares of common stock issued and outstanding)	$14.69

Class X
Net asset value, offering price and redemption price per share
($201,465 ÷ 13,702 shares of common stock issued and outstanding)	$14.70

Class Z
Net asset value, offering price and redemption price per share
($85,067,756 ÷ 5,746,550 shares of common stock issued and outstanding)	$14.80

See Notes to Financial Statements.

Prudential Asset Allocation Fund	95

Statement of Operations

Year Ended September 30, 2013

Net Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $46,349)	$5,567,685
Interest income	4,121,883
Affiliated dividend income	301,625
Affiliated income from securities loaned, net	16,228

Total income	10,007,421

Expenses
Management fee	2,396,963
Distribution fee—Class A	819,731
Distribution fee—Class B	114,653
Distribution fee—Class C	129,114
Distribution fee—Class R	1,364
Distribution fee—Class X	3,376
Transfer agent’s fees and expenses (including affiliated expense of $267,000) (Note 3)	524,000
Custodian’s fees and expenses	250,000
Registration fees	55,000
Shareholders’ reports	55,000
Audit fee	37,000
Legal fees and expenses	17,000
Directors’ fees	16,000
Insurance	6,000
Miscellaneous	112,337

Total expenses	4,537,538
Less: Expense waiver (Note 2)	(73,753)

Net expenses	4,463,785

Net investment income	5,543,636

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	21,432,885
Futures transactions	549,047
Options written transactions	510
Swap agreements transactions	86,125
Foreign currency transactions	(27,004)

22,041,563

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $411,372)	13,908,852
Futures	99,682
Swap agreements	51,086
Foreign currencies	36,353

14,095,973

Net gain on investment and foreign currency transactions	36,137,536

Net Increase In Net Assets Resulting From Operations	$41,681,172

See Notes to Financial Statements.

96

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
Increase (Decrease) in Net Assets
Operations
Net investment income	$5,543,636	$4,968,740
Net realized gain on investment and foreign currency transactions	22,041,563	13,457,122
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	14,095,973	39,888,107

Net increase in net assets resulting from operations	41,681,172	58,313,969

Dividends from net investment income (Note 1)
Class A	(4,331,612)	(4,078,954)
Class B	(98,819)	(105,078)
Class C	(103,320)	(94,351)
Class L	—	(89,178)
Class M	—	(2,801)
Class R	(3,392)	(184)
Class X	(4,039)	(7,530)
Class Z	(862,069)	(670,668)

	(5,403,251)	(5,048,744)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	72,173,663	28,129,572
Net asset value of shares issued in reinvestment of dividends	5,271,604	4,910,363
Cost of shares reacquired	(49,948,113)	(58,052,906)

Net increase (decrease) in net assets from Series share transactions	27,497,154	(25,012,971)

Total increase	63,775,075	28,252,254

Net Assets:
Beginning of year	332,446,592	304,194,338

End of year(a)	$396,221,667	$332,446,592

(a) Includes undistributed net investment income of:	$3,753,448	$3,697,732

See Notes to Financial Statements.

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Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series: Prudential Asset Allocation Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Asset Allocation Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to seek income and long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of the financial statements.

Securities Valuation: The Series holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

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methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield

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Notes to Financial Statements

continued

curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Board of Directors. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: The Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Series has valued the investment. Therefore, the Series may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements

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under Section 4(2) of the Securities Act, may be deemed liquid by the Series’ Subadviser under the guidelines adopted by the Series. However, the liquidity of the Series’ investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

REITs: The Series invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period

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Notes to Financial Statements

continued

is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Options: The Series purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. The Series also used purchased options to gain exposure to certain securities or foreign currencies. The Series’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on affecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gains or losses on purchased options are included in net realized gains or losses on investment transactions. Gains or losses on written options are presented separately as net realized gains or losses on options written.

The Series, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. Over-the-counter options involve the risk of the potential inability of the counterparties to meet the terms of their contracts.

When the Series writes an option on a swap contract, an amount equal to any premium received by the Series is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Series becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put

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option on a swap is exercised, the Series becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Series will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Series entered into financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Series since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements: The Series entered into credit default and interest rate swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net

Prudential Asset Allocation Fund	103

Notes to Financial Statements

continued

unrealized appreciation or depreciation on investments. Upon entering into an exchange traded swap, the Series pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Series are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Series used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Series and the counterparty which may permit the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Series is subject to credit risk in the normal course of pursuing its investment objectives. The Series entered into credit default swaps to provide a measure of protection against defaults of the issuers. The Series’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value based on credit event. A

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master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Series will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Series would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Series may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Series as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Series for the same referenced entity or index. As a buyer of protection, the Series generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the

Prudential Asset Allocation Fund	105

Notes to Financial Statements

continued

agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized; give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of September 30, 2013, the Series has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Rights: The Series held rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such rights are held as long positions by the Series until exercised, sold or expired. Rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, the Series forgoes principal and interest paid on the securities. The Series’ policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2013, which are included in Receivable for investments sold and Payable for investments purchased in the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to dollar rolls.

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The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, which may differ from actual.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Company is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements

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Notes to Financial Statements

continued

of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Series has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”) and Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that PIM and QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM and QMA are obligated to keep certain books and records of the Series. PI pays for the services of PIM and QMA, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65% of the Series’ daily average net assets up to $1 billion and .60% of the average net assets of the Series in excess of $1 billion. The effective management fee rate was .65% for the year ended September 30, 2013.

PI has contractually agreed to waive up to .02% of its management fee to the extent that the Series’ annual operating expenses exceed .86% (exclusive of taxes, interest, brokerage commissions, distribution fees and non-routine expenses) of the Series’ average net assets through January 31, 2015.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. In addition, the Series has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with

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PIMS, serves as co-distributor of Class X shares of the Series. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Class Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C, R and X Plans, the Series compensates PIMS and PAD, as applicable, for distribution-related activities at an annual rate of up to .30%, 1%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. For the year ended September 30, 2013, PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares.

PIMS has advised the Series that it received $172,853 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2013. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2013, it received $36, $18,872 and $3,207 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIM, PIMS, QMA and PAD are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM is the Series’ security lending agent. For the year ended September 30, 2013, PIM has been compensated $4,896 for these services. The Series invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

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Notes to Financial Statements

continued

Note 4. Portfolio Securities

Purchases and sales of investment securities other than short-term investments and U.S. Government Securities, for the year ended September 30, 2013 were $734,391,112 and $713,544,663, respectively.

The amount of dollar rolls outstanding at September 30, 2013 was $12,660,781 (principal $12,250,000), which was 3.2% of total net assets.

Transactions in options written during the year ended September 30, 2013, were as follows:

	Number of Contracts/ Swaps Notional Amount	Premiums Received
Options outstanding at September 30, 2012	—	$—
Options written	2,137,036	12,154
Options terminated in closing purchase transactions	(2,137,000)	(7,547)
Options expired	(36)	(4,607)

Options outstanding at September 30, 2013	0	$0

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended September 30, 2013, the adjustments were to decrease undistributed net investment income and decrease accumulated net realized loss on investment and foreign currency transactions by $84,669 primarily due to reclassification of net foreign currency loss, paydown gain/(loss), swap income, investments in passive foreign investment companies and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

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For the years ended September 30, 2013 and September 30, 2012, the tax character of dividends paid by the Fund were $5,403,251 and $5,048,744 of ordinary income, respectively.

As of September 30, 2013, the accumulated undistributed earnings on a tax basis was $3,830,830. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$382,516,213	$73,076,053	$(15,142,953)	$57,933,100	$(67,552)	$57,865,548

The difference between book and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, trust preferred securities and other cost basis differences between financial reporting and tax accounting. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Series is permitted to carryforward capital losses incurred in the fiscal year ended September 30, 2012 and September 30, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before September 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Series utilized approximately $21,920,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended September 30, 2013. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of September 30, 2013, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$7,971,000

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is

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Notes to Financial Statements

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required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R, Class X and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A shares CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class X shares will automatically convert to Class A shares approximately ten years after purchase. The last conversion of Class M and Class L shares to Class A shares was completed as of April 13, 2012 and August 24, 2012, respectively. There are no Class M and Class L shares outstanding and Class M and Class L shares are no longer being offered for sale. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of capital stock.

The Company is authorized to issue 6.25 billion shares of common stock at $.001 par value per share. There are 1 billion shares authorized for the Series, designated Class A, Class B, Class C, Class M, Class R, Class X and Class Z, each of which consists of 325 million, 125 million, 125 million, 125 million, 75 million, 150 million, and 75 million authorized shares, respectively. As of September 30, 2013, PI owned 256 Class R shares of the Series.

112

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2013:
Shares sold	1,003,342	$14,258,387
Shares issued in reinvestment of dividends	318,539	4,211,092
Shares reacquired	(2,448,272)	(34,132,398)

Net increase (decrease) in shares outstanding before conversion	(1,126,391)	(15,662,919)
Shares issued upon conversion from Class B and Class X	148,435	2,088,050
Shares reacquired upon conversion into Class Z	(6,995)	(97,075)

Net increase (decrease) in shares outstanding	(984,951)	$(13,671,944)

Year ended September 30, 2012:
Shares sold	992,535	$12,722,683
Shares issued in reinvestment of dividends	331,121	3,956,892
Shares reacquired	(2,969,493)	(36,992,396)

Net increase (decrease) in shares outstanding before conversion	(1,645,837)	(20,312,821)
Shares issued upon conversion from Class B, Class M and Class X	285,325	3,584,761
Shares reacquired upon conversion into Class Z	(1,741)	(22,396)

Net increase (decrease) in shares outstanding	(1,362,253)	$(16,750,456)

Class B
Year ended September 30, 2013:
Shares sold	358,785	$5,064,487
Shares issued in reinvestment of dividends	7,270	96,687
Shares reacquired	(95,924)	(1,340,747)

Net increase (decrease) in shares outstanding before conversion	270,131	3,820,427
Shares reacquired upon conversion into Class A	(129,448)	(1,825,645)

Net increase (decrease) in shares outstanding	140,683	$1,994,782

Year ended September 30, 2012:
Shares sold	157,751	$1,993,279
Shares issued in reinvestment of dividends	8,549	102,840
Shares reacquired	(123,055)	(1,542,936)

Net increase (decrease) in shares outstanding before conversion	43,245	553,183
Shares reacquired upon conversion into Class A	(227,462)	(2,878,198)

Net increase (decrease) in shares outstanding	(184,217)	$(2,325,015)

Prudential Asset Allocation Fund	113

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2013:
Shares sold	429,926	$6,039,292
Shares issued in reinvestment of dividends	7,461	99,159
Shares reacquired	(148,851)	(2,063,172)

Net increase (decrease) in shares outstanding before conversion	288,536	4,075,279
Shares reacquired upon conversion into Class Z	(2,212)	(32,796)

Net increase (decrease) in shares outstanding	286,324	$4,042,483

Year ended September 30, 2012:
Shares sold	78,525	$986,713
Shares issued in reinvestment of dividends	7,320	87,984
Shares reacquired	(171,285)	(2,153,511)

Net increase (decrease) in shares outstanding	(85,440)	$(1,078,814)

Class L
Period ended August 24, 2012*:
Shares sold	10,647	$138,378
Shares issued in reinvestment of dividends	7,034	84,399
Shares reacquired	(544,618)	(7,137,652)

Net increase (decrease) in shares outstanding	(526,937)	$(6,914,875)

Class M
Period ended April 13, 2012**:
Shares issued in reinvestment of dividends	233	$2,801
Shares reacquired	(1,816)	(22,334)

Net increase (decrease) in shares outstanding before conversion	(1,583)	(19,533)
Shares reacquired upon conversion into Class A	(32,567)	(401,236)

Net increase (decrease) in shares outstanding	(34,150)	$(420,769)

Class R
Year ended September 30, 2013:
Shares sold	5,758	$78,774
Shares issued in reinvestment of dividends	47	628
Shares reacquired	(1,623)	(22,527)

Net increase (decrease) in shares outstanding	4,182	$56,875

Year ended September 30, 2012:
Shares sold	15,641	$207,767
Shares issued in reinvestment of dividends	15	173
Shares reacquired	(64)	(762)

Net increase (decrease) in shares outstanding	15,592	$207,178

114

Class X	Shares	Amount
Year ended September 30, 2013:
Shares sold	235	$3,293
Shares issued in reinvestment of dividends	300	3,991
Shares reacquired	(3,472)	(47,733)

Net increase (decrease) in shares outstanding before conversion	(2,937)	(40,449)
Shares reacquired upon conversion into Class A	(18,666)	(262,405)

Net increase (decrease) in shares outstanding	(21,603)	$(302,854)

Year ended September 30, 2012:
Shares issued in reinvestment of dividends	623	$7,489
Shares reacquired	(13,443)	(169,456)

Net increase (decrease) in shares outstanding before conversion	(12,820)	(161,967)
Shares reacquired upon conversion into Class A	(24,154)	(305,327)

Net increase (decrease) in shares outstanding	(36,974)	$(467,294)

Class Z
Year ended September 30, 2013:
Shares sold	3,437,828	$46,729,430
Shares issued in reinvestment of dividends	64,762	860,047
Shares reacquired	(874,227)	(12,341,536)

Net increase (decrease) in shares outstanding before conversion	2,628,363	35,247,941
Shares issued upon conversion from Class A and Class C	9,920	129,871

Net increase (decrease) in shares outstanding	2,638,283	$35,377,812

Year ended September 30, 2012:
Shares sold	953,451	$12,080,752
Shares issued in reinvestment of dividends	55,649	667,785
Shares reacquired	(801,063)	(10,033,859)

Net increase (decrease) in shares outstanding before conversion	208,037	2,714,678
Shares issued upon conversion from Class A	1,730	22,396

Net increase (decrease) in shares outstanding	209,767	$2,737,074

*	As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.
**	As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an

Prudential Asset Allocation Fund	115

Notes to Financial Statements

continued

annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Series did not utilize the SCA during the year ended September 30, 2013.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Series’ financial statements.

116

Financial Highlights

Class A Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.37	$11.32	$11.31	$10.52		$11.08
Income (loss) from investment operations:
Net investment income	.21	.19	.17	.17		.22
Net realized and unrealized gain (loss) on investment transactions	1.34	2.06	.05	.83		(.48)
Total from investment operations	1.55	2.25	.22	1.00		(.26)
Less Dividends:
Dividends from net investment income	(.22)	(.20)	(.21)	(.21)		(.30)
Capital Contributions(f):	-	-	-	-	(e)	-
Net asset value, end of year	$14.70	$13.37	$11.32	$11.31		$10.52
Total Return(b):	11.78%	20.04%	1.91%	9.61%		(1.79)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$281,499	$269,131	$243,314	$265,496		$276,469
Average net assets (000)	$273,250	$257,847	$271,396	$272,202		$259,847
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.22%	1.29%	1.32%	1.28%		1.25%
Expenses before waivers and/or expense reimbursement	1.24%	1.31%	1.34%	1.30%		1.27%
Net investment income	1.50%	1.55%	1.45%	1.60%		2.41%
Portfolio turnover rate(d)	234%	204%	230%	185%		259%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	117

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.38	$11.33	$11.32	$10.53		$11.04
Income (loss) from investment operations:
Net investment income	.11	.11	.09	.10		.16
Net realized and unrealized gain (loss) on investment transactions	1.35	2.05	.05	.83		(.47)
Total from investment operations	1.46	2.16	.14	.93		(.31)
Less Dividends:
Dividends from net investment income	(.13)	(.11)	(.13)	(.14)		(.20)
Capital Contributions(f):	-	-	-	-	(e)	-
Net asset value, end of year	$14.71	$13.38	$11.33	$11.32		$10.53
Total Return(b):	11.01%	19.18%	1.23%	8.92%		(2.49)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,222	$10,142	$10,672	$13,952		$17,090
Average net assets (000)	$11,466	$10,739	$13,268	$15,682		$18,440
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	2.00%	2.02%	1.98%		1.95%
Expenses before waivers and/or expense reimbursement	1.94%	2.02%	2.04%	2.00%		1.97%
Net investment income	.80%	.85%	.75%	.91%		1.75%
Portfolio turnover rate(d)	234%	204%	230%	185%		259%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e)	Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

118

Class C Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.37	$11.32	$11.32	$10.53		$11.04
Income (loss) from investment operations:
Net investment income	.11	.11	.09	.10		.16
Net realized and unrealized gain (loss) on investment transactions	1.36	2.05	.04	.83		(.47)
Total from investment operations	1.47	2.16	.13	.93		(.31)
Less Dividends:
Dividends from net investment income	(.13)	(.11)	(.13)	(.14)		(.20)
Capital Contributions(f):	-	-	-	-	(e)	-
Net asset value, end of year	$14.71	$13.37	$11.32	$11.32		$10.53
Total Return(b):	11.10%	19.20%	1.15%	8.92%		(2.49)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,926	$10,653	$9,987	$11,111		$12,599
Average net assets (000)	$12,912	$10,547	$11,105	$11,986		$12,415
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	1.99%	2.02%	1.98%		1.95%
Expenses before waivers and/or expense reimbursement	1.94%	2.01%	2.04%	2.00%		1.97%
Net investment income	.79%	.85%	.75%	.90%		1.72%
Portfolio turnover rate(d)	234%	204%	230%	185%		259%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	119

Financial Highlights

continued

Class L Shares
	Period Ended August 24,		Year Ended September 30,
	2012(e)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$11.35		$11.34	$10.54	$11.09	$14.62
Income (loss) from investment operations:
Net investment income	.15		.15	.15	.21	.25
Net realized and unrealized gain (loss) on investment transactions	1.83		.05	.84	(.49)	(2.46)
Total from investment operations	1.98		.20	.99	(.28)	(2.21)
Less Dividends and Distributions:
Dividends from net investment income	(.17)		(.19)	(.19)	(.27)	(.26)
Distributions from net realized gains	-		-	-	-	(1.06)
Total dividends and distributions	(.17)		(.19)	(.19)	(.27)	(1.32)
Capital Contributions(j):	-		-	- (f)	-	-
Net asset value, end of period	$13.16		$11.35	$11.34	$10.54	$11.09
Total Return(b):	17.60%		1.71%	9.50%	(2.05)%	(16.41)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,576		$5,979	$6,712	$6,762	$8,160
Average net assets (000)	$6,390		$6,658	$6,810	$6,392	$10,201
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.51%	(g)	1.52%	1.48%	1.45%	1.38%
Expenses before waivers and/or expense reimbursement	1.53%	(g)	1.54%	1.50%	1.47%	1.40%
Net investment income	1.37%	(g)	1.25%	1.40%	2.21%	1.94%
Portfolio turnover rate(d)	204%	(h)(i)	230%	185%	259%	298%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) As of August 24, 2012, the last conversion of Class L shares to Class A shares was completed. There are no Class L shares outstanding and Class L shares are no longer being offered for sale.

(f) Less than $.005 per share.

(g) Annualized.

(h) Calculated as of September 30, 2012.

(i) Not annualized.

(j) The Series received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

120

Class M Shares
	Period Ended April 13,		Year Ended September 30,
	2012(e)		2011	2010	2009	2008
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$11.34		$11.32	$10.53	$11.04	$14.57
Income (loss) from investment operations:
Net investment income	.05		.09	.10	.17	.18
Net realized and unrealized gain (loss) on investment transactions	1.55		.06	.83	(.48)	(2.45)
Total from investment operations	1.60		.15	.93	(.31)	(2.27)
Less Dividends and Distributions:
Dividends from net investment income	(.11)		(.13)	(.14)	(.20)	(.20)
Distributions from net realized gains	-		-	-	-	(1.06)
Total dividends and distributions	(.11)		(.13)	(.14)	(.20)	(1.26)
Capital Contributions(j):	-		-	- (f)	-	-
Net asset value, end of period	$12.83		$11.34	$11.32	$10.53	$11.04
Total Return(b):	14.18%		1.32%	8.92%	(2.49)%	(16.86)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14		$387	$1,883	$3,853	$8,812
Average net assets (000)	$204		$1,263	$2,794	$5,042	$15,838
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.03%	(g)	2.02%	1.98%	1.95%	1.88%
Expenses before waivers and/or expense reimbursement	2.05%	(g)	2.04%	2.00%	1.97%	1.90%
Net investment income	.80%	(g)	.73%	.91%	1.80%	1.42%
Portfolio turnover rate(d)	204%	(h)(i)	230%	185%	259%	298%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) As of April 13, 2012, the last conversion of Class M shares to Class A shares was completed. There are no Class M shares outstanding and Class M shares are no longer being offered for sale.

(f) Less than $.005 per share.

(g) Annualized.

(h) Calculated as of September 30, 2012.

(i) Not annualized.

(j) The Series received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	121

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.36	$11.31	$11.31	$10.52		$11.09
Income (loss) from investment operations:
Net investment income	.18	.12	.15	.14		.20
Net realized and unrealized gain (loss) on investment transactions	1.35	2.10	.04	.84		(.50)
Total from investment operations	1.53	2.22	.19	.98		(.30)
Less Dividends:
Dividends from net investment income	(.20)	(.17)	(.19)	(.19)		(.27)
Capital Contributions(g):	-	-	-	-	(f)	-
Net asset value, end of year	$14.69	$13.36	$11.31	$11.31		$10.52
Total Return(b):	11.58%	19.82%	1.63%	9.42%		(2.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$305	$222	$11	$10		$98
Average net assets (000)	$273	$27	$11	$49		$506
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.42%	1.51%	1.52%	1.48%		1.45%
Expenses before waivers and/or expense reimbursement(d)	1.69%	1.78%	1.79%	1.75%		1.72%
Net investment income	1.30%	1.37%	1.25%	1.43%		2.25%
Portfolio turnover rate(e)	234%	204%	230%	185%		259%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(f) Less than $.005 per share.

(g) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

122

Class X Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.37	$11.32	$11.32	$10.53		$11.04
Income (loss) from investment operations:
Net investment income	.11	.11	.09	.10		.16
Net realized and unrealized gain (loss) on investment transactions	1.35	2.05	.04	.83		(.47)
Total from investment operations	1.46	2.16	.13	.93		(.31)
Less Dividends:
Dividends from net investment income	(.13)	(.11)	(.13)	(.14)		(.20)
Capital Contributions(f):	-	-	-	-	(e)	-
Net asset value, end of year	$14.70	$13.37	$11.32	$11.32		$10.53
Total Return(b):	11.02%	19.20%	1.15%	8.92%		(2.49)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$201	$472	$818	$1,575		$2,516
Average net assets (000)	$338	$688	$1,287	$1,929		$2,815
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.92%	2.00%	2.02%	1.98%		1.95%
Expenses before waivers and/or expense reimbursement	1.94%	2.02%	2.04%	2.00%		1.97%
Net investment income	.83%	.84%	.74%	.91%		1.75%
Portfolio turnover rate(d)	234%	204%	230%	185%		259%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Asset Allocation Fund	123

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.46	$11.39	$11.38	$10.58		$11.15
Income (loss) from investment operations:
Net investment income	.25	.24	.20	.21		.25
Net realized and unrealized gain (loss) on investment transactions	1.35	2.06	.06	.83		(.48)
Total from investment operations	1.60	2.30	.26	1.04		(.23)
Less Dividends:
Dividends from net investment income	(.26)	(.23)	(.25)	(.24)		(.34)
Capital Contributions(f):	-	-	-	-	(e)	-
Net asset value, end of year	$14.80	$13.46	$11.39	$11.38		$10.58
Total Return(b):	12.10%	20.46%	2.19%	9.95%		(1.47)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$85,068	$41,826	$33,026	$111,036		$102,402
Average net assets (000)	$70,535	$38,043	$47,885	$107,157		$93,145
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.92%	.99%	1.02%	.98%		.95%
Expenses before waivers and/or expense reimbursement	.94%	1.01%	1.04%	1.00%		.97%
Net investment income	1.76%	1.85%	1.72%	1.90%		2.71%
Portfolio turnover rate(d)	234%	204%	230%	185%		259%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Series invests.

(d) The Series accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(e) Less than $.005 per share.

(f) The Series received payments related to an unaffiliated-third party settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

124

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 22, 2013

Prudential Asset Allocation Fund	125

Federal Income Tax Information

(Unaudited)

For the year ended September 30, 2013, the Series reports the maximum amount allowable, but not less than the following percentages of their ordinary income dividends paid during the fiscal year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for the corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

	QDI	DRD	IRD
Prudential Asset Allocation Fund	85.78%	76.06%	45.14%

In January 2014 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2013.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 6.68% of the ordinary income dividends paid qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

126

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Asset Allocation Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Asset Allocation Fund

(1) The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013

Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Asset Allocation Fund

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Asset Allocation Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”) and Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI, QMA and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Asset Allocation Fund is a series of The Prudential Investment Portfolios, Inc.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Asset Allocation Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA and PIM, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, QMA and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA and PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers, as well as PI’s recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, QMA and PIM, and also considered the qualifications, backgrounds and responsibilities of the QMA and PIM portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s and PIM’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI, QMA and PIM. The Board noted that both QMA and PIM are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA and PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board also separately considered information regarding the profitability of the subadvisers, affiliates of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, QMA and PIM

The Board considered potential ancillary benefits that might be received by PI, QMA and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its

Prudential Asset Allocation Fund

Approval of Advisory Agreements (continued)

reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA and PIM included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, QMA and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three-, five-, and 10-year periods.
•

The Board accepted PI’s recommendation to continue the existing arrangement whereby PI waives up to 0.020% of its management fee to the extent that the Fund’s annual operating expenses exceed 0.86% (exclusive of 12b-1 fees and certain other fees) through January 31, 2014.

•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Asset Allocation Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker •
James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling
1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUND

SHARE CLASS	A	B	C	R	X	Z
NASDAQ	PIBAX	PBFBX	PABCX	PALRX	N/A	PABFX
CUSIP	74437E883	74437E875	74437E867	74437E636	74437E560	74437E859

MF185E    0253999-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

ANNUAL REPORT • SEPTEMBER 30, 2013

Fund Type

Multi-Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2013 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Equity Opportunity Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Equity Opportunity Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Equity Opportunity Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	27.64%	76.06%	132.79%	—
Class B	26.66	70.06	116.69	—
Class C	26.66	70.06	116.69	—
Class R	27.34	74.30	N/A	81.57% (12/17/04)
Class Z	28.01	78.98	139.64	—
S&P 500 Index	19.34	61.14	107.29	—
Lipper Customized Blend Funds Average*	23.59	60.98	112.68	—
Lipper Multi-Cap Core Funds Average	23.24	59.69	113.23	—

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	20.62%	10.72%	8.20%	—
Class B	21.66	11.07	8.04	—
Class C	25.66	11.20	8.04	—
Class R	27.34	11.75	N/A	7.02% (12/17/04)
Class Z	28.01	12.35	9.13	—
S&P 500 Index	19.34	10.01	7.56	—
Lipper Customized Blend Funds Average*	23.59	9.83	7.69	—
Lipper Multi-Cap Core Funds Average	23.24	9.70	7.71	—

*The Lipper Customized Blend Funds Average was utilized because PI believes that a blend of the Lipper Multi-Cap Core and Lipper Multi-Cap Value averages provides a more appropriate basis for Fund performance comparisons, although Lipper only classifies the Fund in the Lipper Multi-Cap Core Funds category.

Average Annual Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	27.64%	11.98%	8.82%	—
Class B	26.66	11.20	8.04	—
Class C	26.66	11.20	8.04	—
Class R	27.34	11.75	N/A	7.02% (12/17/04)
Class Z	28.01	12.35	9.13	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2003) and the account values at the end of the current fiscal year (September 30, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Equity Opportunity Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 66.68% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 6.01% for Class R.

Lipper Customized Blend Funds Average

The Lipper Customized Blend Funds Average (Lipper Average) is a 50/50 blend of the Lipper Multi-Cap Value Funds and Lipper Multi-Cap Core Funds Averages. Lipper Average Closest Month-End to Inception cumulative total returns is 64.45% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 5.73% for Class R.

Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core Funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Core Funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 65.99% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 5.85% for Class R.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/13
Wendy’s Co., Hotels, Restaurants & Leisure	2.2%
Schlumberger Ltd., Energy Equipment & Services	2.2
MetLife, Inc., Insurance	2.1
Pfizer, Inc., Pharmaceuticals	2.0
Pinnacle Entertainment, Inc., Hotels, Restaurants & Leisure	2.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Long-Term Industries expressed as a percentage of net assets as of 9/30/13
Hotels, Restaurants & Leisure	9.4%
Oil, Gas & Consumable Fuels	6.2
Energy Equipment & Services	5.4
Media	5.3
Software	5.3

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Equity Opportunity Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Equity Opportunity Fund’s Class A shares advanced 27.64% in the 12-months ended September 30, 2013, outperforming the 19.34% gain of its benchmark index, the S&P 500 Index (the Index), and outperforming the 23.24% advance of the Lipper Multi-Cap Core Funds Average.

•	An overweight position and stock selection in consumer discretionary were the principal sources of outperformance. Stock selection in financials and industrials was also particularly beneficial.

•	Underperformance was driven mostly by the Fund’s positions in the healthcare sector and an underweight position in financials.

What was the investment environment like for U.S. stocks?

•	The U.S. equity market advanced strongly during the reporting period, but with bouts of volatility, as sentiment vacillated based on short-term data.

•

Europe’s lingering economic malaise and political inertia preceding the U.S. presidential election in November contributed to a downturn early in the period. Subsequent concerns about the reinstatement of the payroll tax, increased tax rates on higher incomes, and across-the-board federal spending cuts stalled advances temporarily.

•	Investors seemed to shrug off these fears though, focusing instead on improving housing and employment data, rising consumer confidence, and continued strength in corporate profits.

•

In early summer, China’s slowdown and Europe’s issues led to moderating global growth and market volatility, as did concerns that the Federal Reserve would begin scaling back its quantitative easing program.

•	By September, however, investors, who had preferred higher-yielding bond substitutes, showed a greater willingness to ascribe higher valuations to companies with attractive future growth potential.

Which holdings made the largest positive contributions to the Fund’s return?

•

Pinnacle Entertainment announced early in the period that it would acquire Ameristar Casinos, a major acquisition that substantially increases Pinnacle’s size. The deal closed over the summer and the company is already realizing benefits from the acquisition.

•

GameStop, the leading video game retailer, is well positioned, in Jennison’s view, to benefit from new products. GameStop continues to take significant market share in both the new and used software categories, and Jennison

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believes that sales growth will improve with the release of new games. Jennison continues to believe that GameStop is the best positioned retailer for the transition of the video game industry from a pure console-driven model to a combination of both console and digital options.

•

Early in the period, the Fund added Live Nation Entertainment, a producer of live music concerts worldwide and the owner of ticketmaster.com, which dominates the sale of sports and concert tickets in the United States. Live Nation subsequently reported several successive strong quarters, driven particularly by its sponsorship business and concert revenue. Jennison believes that Live Nation is making astute investments to build its business.

•

Wendy’s has embarked on a two-pronged approach to turn around the company—menu changes led by a new product pipeline of premium sandwiches and a major remodeling of its stores’ look and layout. The company also plans to sell 425 of its company-owned stores to a major franchisee, a move that should be cash flow neutral and boost its valuation.

•

Lear, a supplier of automotive seats and electrical equipment, exceeded earnings expectations throughout the period, with performance in its electrical segment being a major contributor. Shares also reacted favorably to an unexpected dividend increase and an accelerated share buyback. As production in the European Union recovers, Jennison believes that Lear will be on an attractive growth trajectory.

Which holdings detracted most from the Fund’s return?

•

Amarin’s Vascepa reduces both triglyceride and LDL-C (or “bad cholesterol”) levels in patients with high and very high triglyceride levels. It is approved for treating severe triglyceride levels, but the larger commercial opportunity is for another cholesterol condition which affects 10 times as many people as the already approved indication. Amarin is preparing to present at a Food and Drug Administration (FDA) panel meeting later this year regarding Vascepa’s wider use. Investors reacted negatively during the year when it became apparent the company was not going to be acquired.

•

Impax Laboratories is a specialty pharmaceuticals company that has been seeking FDA approval for a new drug for Parkinson’s disease called Rytary. During the reporting period, the FDA raised additional questions about manufacturing and quality control. Since Jennison believed that FDA concerns could delay Rytary’s launch, the Fund sold the position in the stock in April. However, in June, Jennison purchased shares following the announcement of a leadership change in the company.

Prudential Jennison Equity Opportunity Fund	7

Strategy and Performance Overview (continued)

•	Goldcorp shares declined along with those of other gold mining stocks as the price of gold continued to slide. The Fund closed the position.

•

Peabody Energy shares fell on continuing forecasts of declining coal prices due to rising global supply and weak demand. The recent weakness in the Chinese and other emerging market economies has accentuated the risk to the long-term demand growth outlook for coal and thus Peabody Energy’s Australian operations. Given the negative macroeconomic backdrop for the coal market and the lack of positive developments to Peabody Energy’s share price, the Fund closed its position as the risk-reward situation narrowed.

•

Broadcom, a provider of semiconductors for wired and wireless communications, reported in-line second quarter earnings and revenues, but its third-quarter earnings and revenue guidance was below expectations.

Were there significant changes to the portfolio?

The selection of individual securities based on company-specific fundamentals is the primary driver of the Fund’s sector allocations. Significant new positions were established in Apple, Merck, PNC Financial Services Group, and FedEx. Positions in other securities, such as Vertex Pharmaceuticals, Manpower Group, Morgan Stanley, and News Corp were eliminated.

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Comments on Largest Holdings

2.2%	Wendy’s Co., Hotels, Restaurants & Leisure

Wendy’s Co. is discussed in the largest positive contributors section on page 7.

2.2%	Schlumberger Ltd., Energy Equipment & Services

Schlumberger Ltd., the world’s largest oil services company, possesses, in Jennison’s view, some of the greatest operating leverage to a resurgence in international exploration spending, as well as to a turnaround in exploration and production activity in the deepwater Gulf of Mexico.

2.1%	MetLife, Inc., Insurance

Jennison believes MetLife has ably protected itself against potential risks while positioning itself to benefit from positive scenarios. MetLife appears committed to returning capital to shareholders, although it will probably not do so until the implications of its designation as a “systemically important financial institution” by the Federal government are clarified. Jennison continues to believe that its shares are attractively valued relative to its peers.

2.0%	Pfizer, Inc., Pharmaceuticals

Pfizer, Inc. has a strong pipeline of promising new drugs and is simplifying its corporate structure. Ultimately, Jennison believes Pfizer will eventually split itself into two companies—one focused on established products and the other for developing new drugs—potentially in 2015. Until then, the company is focused on executing on its drug pipeline as well as repurchasing shares.

2.0%	Pinnacle Entertainment, Inc., Hotels, Restaurants & Leisure

Pinnacle Entertainment, Inc. is discussed in the largest positive contributors section on page 6.

Prudential Jennison Equity Opportunity Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2013, at the beginning of the period, and held through the six-month period ended September 30, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Equity Opportunity Fund		Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,131.30	1.09%	$5.82
	Hypothetical	$1,000.00	$1,019.60	1.09%	$5.52

Class B	Actual	$1,000.00	$1,126.80	1.79%	$9.54
	Hypothetical	$1,000.00	$1,016.09	1.79%	$9.05

Class C	Actual	$1,000.00	$1,126.80	1.79%	$9.54
	Hypothetical	$1,000.00	$1,016.09	1.79%	$9.05

Class R	Actual	$1,000.00	$1,130.00	1.29%	$6.89
	Hypothetical	$1,000.00	$1,018.60	1.29%	$6.53

Class Z	Actual	$1,000.00	$1,133.00	0.79%	$4.22
	Hypothetical	$1,000.00	$1,021.11	0.79%	$4.00

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2013, and divided by the 365 days in the Fund's fiscal year ended September 30, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Equity Opportunity Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended September 30, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.10%	1.10%
B	1.80%	1.80%
C	1.80%	1.80%
R	1.55%	1.30%
Z	0.80%	0.80%

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 94.5%
COMMON STOCKS

Aerospace & Defense 3.3%
57,443	Boeing Co. (The)	$6,749,553
67,074	United Technologies Corp.	7,231,919

		13,981,472

Air Freight & Logistics 1.4%
51,423	FedEx Corp.	5,867,879

Airlines 0.8%
153,538	Delta Air Lines, Inc.(a)	3,621,961

Auto Components 1.6%
97,398	Lear Corp.	6,970,775

Automobiles 1.8%
61,551	Toyota Motor Corp. (Japan), ADR	7,880,375

Biotechnology 0.4%
257,543	Amarin Corp. PLC (Ireland), ADR*(a)	1,627,672

Capital Markets 3.1%
236,157	Charles Schwab Corp. (The)	4,992,359
69,884	Evercore Partners, Inc. (Class A Stock)	3,440,389
31,760	Goldman Sachs Group, Inc. (The)	5,024,750

		13,457,498

Chemicals 2.5%
59,764	Monsanto Co.	6,237,569
25,953	PPG Industries, Inc.	4,335,708

		10,573,277

Commercial Banks 3.5%
107,395	PNC Financial Services Group, Inc. (The)	7,780,768
170,982	Wells Fargo & Co.	7,064,976

		14,845,744

Commercial Services & Supplies 1.1%
171,023	Brink’s Co. (The)	4,839,951

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	13

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Communications Equipment 2.7%
836,957	Brocade Communications Systems, Inc.*	$6,737,504
253,122	Juniper Networks, Inc.*	5,027,003

		11,764,507

Computers & Peripherals 3.1%
17,024	Apple, Inc.	8,116,192
174,848	Diebold, Inc.(a)	5,133,537

		13,249,729

Diversified Financial Services 2.9%
186,305	ING US, Inc.	5,441,969
132,175	JPMorgan Chase & Co.	6,832,126

		12,274,095

Diversified Telecommunication Services 1.7%
320,028	Vivendi SA (France)	7,361,690

Energy Equipment & Services 5.4%
137,657	Cameron International Corp.*	8,035,039
105,600	Schlumberger Ltd.	9,330,816
231,126	Superior Energy Services, Inc.*	5,787,395

		23,153,250

Food & Staples Retailing 2.6%
84,652	CVS Caremark Corp.	4,804,001
83,306	Wal-Mart Stores, Inc.	6,161,312

		10,965,313

Food Products 3.5%
54,890	Bunge Ltd.	4,166,700
231,279	Mondelez International, Inc. (Class A Stock)	7,266,786
128,494	Tyson Foods, Inc. (Class A Stock)	3,633,810

		15,067,296

Healthcare Equipment & Supplies 1.4%
285,710	Hologic, Inc.*	5,899,912

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Healthcare Providers & Services 3.0%
98,511	Express Scripts Holding Co.*	$6,086,010
90,658	Universal Health Services, Inc. (Class B Stock)	6,798,443

		12,884,453

Healthcare Technology 0.7%
189,991	Allscripts Healthcare Solutions, Inc.*	2,825,166

Hotels, Restaurants & Leisure 9.4%
113,718	Accor SA (France)	4,725,569
118,541	Carnival Corp.	3,869,178
142,802	Hyatt Hotels Corp. (Class A Stock)*	6,134,774
404,201	International Game Technology	7,651,525
346,455	Pinnacle Entertainment, Inc.*	8,678,698
1,102,229	Wendy’s Co. (The)(a)	9,346,902

		40,406,646

Independent Power Producers & Energy Traders 1.6%
345,097	Calpine Corp.*	6,705,235

Insurance 3.3%
191,915	MetLife, Inc.	9,010,409
297,670	Symetra Financial Corp.	5,304,479

		14,314,888

Internet Software & Services 1.3%
6,336	Google, Inc. (Class A Stock)*	5,549,766

IT Services 0.9%
70,894	Teradata Corp.*	3,930,363

Life Sciences Tools & Services 1.3%
108,958	Agilent Technologies, Inc.	5,584,098

Machinery 1.7%
40,903	Dover Corp.	3,674,316
100,790	Terex Corp.*(a)	3,386,544

		7,060,860

Marine 0.8%
39,601	Kirby Corp.*	3,427,467

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	15

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Media 5.3%
104,768	Comcast Corp. (Special Class A Stock)	$4,543,788
397,283	Live Nation Entertainment, Inc.*	7,369,600
131,758	Thomson Reuters Corp.(a)	4,612,848
111,757	Twenty-First Century Fox, Inc.	3,743,860
31,088	Viacom, Inc. (Class B Stock)	2,598,335

		22,868,431

Metals & Mining 1.2%
262,045	Constellium NV (France) (Class A Stock)*	5,083,673

Oil, Gas & Consumable Fuels 6.2%
148,460	Cobalt International Energy, Inc.*	3,690,716
238,373	CONSOL Energy, Inc.	8,021,251
37,673	EOG Resources, Inc.	6,377,285
166,294	Newfield Exploration Co.*	4,551,467
107,843	Southwestern Energy Co.*	3,923,328

		26,564,047

Pharmaceuticals 4.3%
123,124	Impax Laboratories, Inc.*	2,525,273
154,165	Merck & Co., Inc.	7,339,796
303,831	Pfizer, Inc.	8,722,988

		18,588,057

Semiconductors & Semiconductor Equipment 3.9%
145,840	Altera Corp.(a)	5,419,414
224,755	International Rectifier Corp.*(a)	5,567,181
126,481	Xilinx, Inc.	5,926,900

		16,913,495

Software 5.3%
269,444	Activision Blizzard, Inc.	4,491,631
460,903	Cadence Design Systems, Inc.*(a)	6,222,191
201,274	Fortinet, Inc.*	4,077,811
195,247	Microsoft Corp.	6,503,678
82,655	Silver Spring Networks, Inc.*(a)	1,432,411

		22,727,722

See Notes to Financial Statements.

16

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail 1.5%
126,854	GameStop Corp. (Class A Stock)	$6,298,301

	TOTAL LONG-TERM INVESTMENTS (cost $301,808,962)	405,135,064

SHORT-TERM INVESTMENT 12.6%

AFFILIATED MONEY MARKET MUTUAL FUND
54,284,356	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $54,284,356; includes $34,948,531 of cash collateral for securities on loan); (Note 3)(b)(c)	54,284,356

	TOTAL INVESTMENTS 107.1% (cost $356,093,318; Note 5)	459,419,420
	Liabilities in excess of other assets (7.1)%	(30,613,311)

	NET ASSETS 100.0%	$428,806,109

The following abbreviation is used in the Portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $33,817,296; cash collateral of $34,948,531 (included with liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	17

Portfolio of Investments

as of September 30, 2013 continued

The following is a summary of the inputs used as of September 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$393,047,805	$12,087,259	$—
Affiliated Money Market Mutual Fund	54,284,356	—	—

Total	$447,332,161	$12,087,259	$—

Fair value of Level 2 investments at 09/30/12 was $0. An amount of $9,368,046 was transferred from Level 1 into Level 2 at 09/30/13 as a result of fair valuing such foreign securities using third party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the fund normally values its securities and the earlier closing of foreign markets.

It is the Series’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as September 30, 2013 was as follows:

Affiliated Money Market Mutual Fund (including 8.2% of collateral received for securities on loan)	12.6%
Hotels, Restaurants & Leisure	9.4
Oil, Gas & Consumable Fuels	6.2
Energy Equipment & Services	5.4
Media	5.3
Software	5.3
Pharmaceuticals	4.3
Semiconductors & Semiconductor Equipment	3.9
Food Products	3.5
Commercial Banks	3.5
Insurance	3.3
Aerospace & Defense	3.3
Capital Markets	3.1
Computers & Peripherals	3.1
Healthcare Providers & Services	3.0
Diversified Financial Services	2.9
Communications Equipment	2.7
Food & Staples Retailing	2.6
Chemicals	2.5
Automobiles	1.8
Diversified Telecommunication Services	1.7%
Machinery	1.7
Auto Components	1.6
Independent Power Producers & Energy Traders	1.6
Specialty Retail	1.5
Healthcare Equipment & Supplies	1.4
Air Freight & Logistics	1.4
Life Sciences Tools & Services	1.3
Internet Software & Services	1.3
Metals & Mining	1.2
Commercial Services & Supplies	1.1
IT Services	0.9
Airlines	0.8
Marine	0.8
Healthcare Technology	0.7
Biotechnology	0.4

107.1
Liabilities in excess of other assets	(7.1)

100.0%

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2013

Prudential Jennison Equity Opportunity Fund

Statement of Assets & Liabilities

as of September 30, 2013

Assets
Investments at value, including securities on loan of $33,817,296:
Unaffiliated Investments (cost $301,808,962)	$405,135,064
Affiliated Investments (cost $54,284,356)	54,284,356
Receivable for Series shares sold	4,734,290
Receivable for investments sold	2,870,868
Dividends receivable	246,162
Tax reclaim receivable	68,228
Prepaid expenses	5,023

Total assets	467,343,991

Liabilities
Payable to broker for collateral for securities on loan	34,948,531
Payable for investments purchased	2,600,510
Payable for Series shares reacquired	536,551
Management fee payable	206,854
Accrued expenses	110,851
Distribution fee payable	100,873
Affiliated transfer agent fee payable	32,021
Payable to custodian	1,691

Total liabilities	38,537,882

Net Assets	$428,806,109

Net assets were comprised of:
Common stock, at par	$22,063
Paid-in capital in excess of par	309,834,049

309,856,112
Undistributed net investment income	1,047,081
Accumulated net realized gain on investment and foreign currency transactions	14,573,540
Net unrealized appreciation on investments	103,329,376

Net assets, September 30, 2013	$428,806,109

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($260,720,379 ÷ 13,330,673 shares of common stock issued and outstanding)	$19.56
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price to public	$20.70

Class B
Net asset value, offering price and redemption price per share ($10,406,488 ÷ 600,368 shares of common stock issued and outstanding)	$17.33

Class C
Net asset value, offering price and redemption price per share ($33,179,182 ÷ 1,914,092 shares of common stock issued and outstanding)	$17.33

Class R
Net asset value, offering price and redemption price per share ($4,418,444 ÷ 245,581 shares of common stock issued and outstanding)	$17.99

Class Z
Net asset value, offering price and redemption price per share ($120,081,616 ÷ 5,972,008 shares of common stock issued and outstanding)	$20.11

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	21

Statement of Operations

Year Ended September 30, 2013

Net Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $109,784)	$5,361,019
Affiliated income from securities loaned, net	144,797
Affiliated dividend income	28,726

Total income	5,534,542

Expenses
Management fee	2,245,984
Distribution fee—Class A	694,602
Distribution fee—Class B	94,049
Distribution fee—Class C	286,664
Distribution fee—Class R	17,996
Transfer agent’s fees and expenses (including affiliated expense of $153,000) (Note 3)	495,000
Custodian’s fees and expenses	79,000
Registration fees	65,000
Shareholders’ reports	58,000
Legal fees and expenses	23,000
Audit fee	22,000
Directors’ fees	17,000
Insurance	6,000
Miscellaneous	19,093

Total expenses	4,123,388

Net investment income	1,411,154

Realized And Unrealized Gain On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	30,392,392
Foreign currency transactions	210

30,392,602

Net change in unrealized appreciation (depreciation) on:
Investments	59,995,021
Foreign currencies	3,274

59,998,295

Net gain on investment and foreign currency transactions	90,390,897

Net Increase In Net Assets Resulting From Operations	$91,802,051

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,411,154	$1,457,032
Net realized gain on investment and foreign currency transactions	30,392,602	20,825,621
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	59,998,295	54,640,635

Net increase in net assets resulting from operations	91,802,051	76,923,288

Dividends from net investment income (Note 1)
Class A	(1,034,202)	—
Class B	(11,186)	—
Class C	(32,741)	—
Class R	(11,416)	—
Class Z	(700,883)	(225,276)

	(1,790,428)	(225,276)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	51,128,029	46,740,415
Net asset value of shares issued in reinvestment of dividends	1,595,042	174,824
Cost of shares reacquired	(61,079,710)	(70,358,312)

Net decrease in net assets from Series share transactions	(8,356,639)	(23,443,073)

Total increase	81,654,984	53,254,939

Net Assets:
Beginning of year	347,151,125	293,896,186

End of year(a)	$428,806,109	$347,151,125

(a) Includes undistributed net investment income of:	$1,047,081	$1,417,553

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company consists of six series: Prudential Jennison Equity Opportunity Fund (the “Series”), Prudential Jennison Growth Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of the financial statements.

Securities Valuation: The Series holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

24

methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their

Prudential Jennison Equity Opportunity Fund	25

Notes to Financial Statements

continued

internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Board of Directors. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the

26

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency

Prudential Jennison Equity Opportunity Fund	27

Notes to Financial Statements

continued

transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis.

Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual. The Company’s expenses are allocated to the respective Series on the basis of relative net asset except for expenses that are charged directly at the Series or class level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate tax-paying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

28

Note 2. Agreements

The Series has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60% of the average daily net assets of the Series up to $300 million and 0.575% of the average daily net assets of the Series over $300 million. The effective management fee rate was 0.59% of the Series average daily net assets for the year ended September 30, 2013.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS has contractually agreed to limit such fees to .50% for Class R shares.

From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that it received $149,651 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2013. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Jennison Equity Opportunity Fund	29

Notes to Financial Statements

continued

PIMS has advised the Series that for the year ended September 30, 2013, it received $229, $12,267 and $1,735 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc, (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2013, PIM has been compensated approximately $43,300 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2013, were $197,568,610 and $205,774,849 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets

30

and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended September 30, 2013, the adjustments were to increase undistributed net investment income by $8,802, decrease accumulated net realized gain on investment and foreign currency transactions by $17,454 and increase paid-in capital in excess of par by $8,652 primarily due to the reclassification of net foreign currency gain and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended September 30, 2013 and September 30, 2012, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, were $1,790,428 and $225,276 of ordinary income, respectively.

As of September 30, 2013, the accumulated undistributed earnings on a tax basis were $1,047,081 of ordinary income and $16,080,575 of long-term capital gain. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Appreciation
$357,600,353	$108,739,826	$(6,920,759)	$101,819,067	$3,274	$101,822,341

The difference between book and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustment is attributed to mark-to-market of receivables and payables.

The Series utilized approximately $14,174,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2013.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Equity Opportunity Fund	31

Notes to Financial Statements

continued

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject front-end sales charge of 5.50%. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

There are 1 billion shares of $.001 par value common stock of the Series, designated Class A, Class B, Class C, Class R and Class Z, each of which consists of 200 million authorized shares.

32

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2013:
Shares sold	1,410,072	$25,069,371
Shares issued in reinvestment of dividends	64,631	992,724
Shares reacquired	(2,085,383)	(35,552,799)

Net increase (decrease) in shares outstanding before conversion	(610,680)	(9,490,704)
Shares issued upon conversion from Class B and Class Z	108,530	1,871,124
Shares reacquired upon conversion into Class Z	(54,325)	(938,169)

Net increase (decrease) in shares outstanding	(556,475)	$(8,557,749)

Year ended September 30, 2012:
Shares sold	1,075,460	$15,546,921
Shares reacquired	(2,925,212)	(41,764,709)

Net increase (decrease) in shares outstanding before conversion	(1,849,752)	(26,217,788)
Shares issued upon conversion from Class B and Z	192,424	2,787,944
Shares reacquired upon conversion into Class Z	(15,879)	(232,001)

Net increase (decrease) in shares outstanding	(1,673,207)	$(23,661,845)

Class B
Year ended September 30, 2013:
Shares sold	140,117	$2,236,363
Shares issued in reinvestment of dividends	784	10,729
Shares reacquired	(82,574)	(1,263,867)

Net increase (decrease) in shares outstanding before conversion	58,327	983,225
Shares reacquired upon conversion into Class A	(104,517)	(1,630,963)

Net increase (decrease) in shares outstanding	(46,190)	$(647,738)

Year ended September 30, 2012:
Shares sold	63,835	$832,938
Shares reacquired	(133,363)	(1,695,957)

Net increase (decrease) in shares outstanding before conversion	(69,528)	(863,019)
Shares reacquired upon conversion into Class A	(210,122)	(2,722,899)

Net increase (decrease) in shares outstanding	(279,650)	$(3,585,918)

Prudential Jennison Equity Opportunity Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2013:
Shares sold	221,876	$3,621,362
Shares issued in reinvestment of dividends	2,244	30,722
Shares reacquired	(246,215)	(3,707,744)

Net increase (decrease) in shares outstanding before conversion	(22,095)	(55,660)
Shares reacquired upon conversion into Class Z	(10,727)	(160,849)

Net increase (decrease) in shares outstanding	(32,822)	$(216,509)

Year ended September 30, 2012:
Shares sold	153,885	$1,956,599
Shares reacquired	(435,410)	(5,633,594)

Net increase (decrease) in shares outstanding before conversion	(281,525)	(3,676,995)
Shares reacquired upon conversion into Class Z	(78)	(1,030)

Net increase (decrease) in shares outstanding	(281,603)	$(3,678,025)

Class R
Year ended September 30, 2013:
Shares sold	97,005	$1,539,349
Shares issued in reinvestment of dividends	433	6,129
Shares reacquired	(67,350)	(1,033,404)

Net increase (decrease) in shares outstanding	30,088	$512,074

Year ended September 30, 2012:
Shares sold	222,794	$2,950,519
Shares reacquired	(100,173)	(1,318,201)

Net increase (decrease) in shares outstanding	122,621	$1,632,318

34

Class Z	Shares	Amount
Year ended September 30, 2013:
Shares sold	1,045,698	$18,661,584
Shares issued in reinvestment of dividends	35,222	554,738
Shares reacquired	(1,134,338)	(19,521,896)

Net increase (decrease) in shares outstanding before conversion	(53,418)	(305,574)
Shares issued upon conversion from Class A and Class C	62,220	1,099,018
Shares reacquired upon conversion into Class A	(15,210)	(240,161)

Net increase (decrease) in shares outstanding	(6,408)	$553,283

Year ended September 30, 2012:
Shares sold	1,736,991	$25,453,438
Shares issued in reinvestment of dividends	13,204	174,824
Shares reacquired	(1,339,869)	(19,945,851)

Net increase (decrease) in shares outstanding before conversion	410,326	5,682,411
Shares issued upon conversion from Class A and C	15,544	233,031
Shares reacquired upon conversion into Class A	(4,754)	(65,045)

Net increase (decrease) in shares outstanding	421,116	$5,850,397

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Series did not utilize the SCA during the year ended September 30, 2013.

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new

Prudential Jennison Equity Opportunity Fund	35

Notes to Financial Statements

continued

disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Series’ financial statements.

36

Financial Highlights

Class A Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.40	$12.15	$12.39	$11.38		$11.35
Income (loss) from investment operations:
Net investment income	.06	.06	.01	-	(d)	.13
Net realized and unrealized gain (loss) on investment transactions	4.18	3.19	(.25)	1.01		.06
Total from investment operations	4.24	3.25	(.24)	1.01		.19
Less Dividends and Distributions:
Dividends from net investment income	(.08)	-	-	-		(.09)
Tax return of capital distributions	-	-	-	-		(.07)
Total dividends and distributions	(.08)	-	-	-		(.16)
Capital Contributions(e):	-	-	-	-	(d)	-
Net asset value, end of year	$19.56	$15.40	$12.15	$12.39		$11.38
Total Return(b):	27.64%	26.75%	(1.94)%	8.88%		1.93%

Ratios/Supplemental Data:
Net assets, end of year (000)	$260,720	$213,926	$189,105	$210,516		$208,977
Average net assets (000)	$231,545	$210,097	$227,408	$212,873		$173,786
Ratios to average net assets(c):
Expenses	1.10%	1.13%	1.15%	1.20%		1.26%
Net investment income (loss)	.36%	.44%	.11%	(.03)%		1.37%
Portfolio turnover rate	55%	40%	66%	71%		74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.70	$10.88	$11.17	$10.33		$10.31
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.03)	(.07)	(.08)		.07
Net realized and unrealized gain (loss) on investment transactions	3.70	2.85	(.22)	.92		.05
Total from investment operations	3.65	2.82	(.29)	.84		.12
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-	-	-		(.03)
Tax return of capital distributions	-	-	-	-		(.07)
Total dividends and distributions	(.02)	-	-	-		(.10)
Capital Contributions(e):	-	-	-	-	(d)	-
Net asset value, end of year	$17.33	$13.70	$10.88	$11.17		$10.33
Total Return(b):	26.66%	25.92%	(2.60)%	8.13%		1.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,406	$8,856	$10,079	$16,841		$22,077
Average net assets (000)	$9,405	$9,961	$15,538	$19,765		$28,455
Ratios to average net assets(c):
Expenses	1.80%	1.83%	1.85%	1.90%		1.96%
Net investment income (loss)	(.33)%	(.26)%	(.60)%	(.73)%		.93%
Portfolio turnover rate	55%	40%	66%	71%		74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.70	$10.88	$11.17	$10.33		$10.31
Income (loss) from investment operations:
Net investment income (loss)	(.05)	(.03)	(.07)	(.08)		.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.70	2.85	(.22)	.92		.06
Total from investment operations	3.65	2.82	(.29)	.84		.12
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-	-	-		(.03)
Tax return of capital distributions	-	-	-	-		(.07)
Total dividends and distributions	(.02)	-	-	-		(.10)
Capital Contributions(e):	-	-	-	-	(d)	-
Net asset value, end of year	$17.33	$13.70	$10.88	$11.17		$10.33
Total Return(b):	26.66%	25.92%	(2.60)%	8.13%		1.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$33,179	$26,667	$24,251	$27,097		$25,599
Average net assets (000)	$28,668	$27,151	$29,339	$26,616		$21,081
Ratios to average net assets(c):
Expenses(d)	1.80%	1.83%	1.85%	1.90%		1.96%
Net investment income (loss)	(.34)%	(.26)%	(.59)%	(.73)%		.69%
Portfolio turnover rate	55%	40%	66%	71%		74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	39

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.18	$11.21	$11.45	$10.52		$10.52
Income (loss) from investment operations:
Net investment income (loss)	.03	.04	(.01)	(.02)		.04
Net realized and unrealized gain (loss) on investment transactions	3.83	2.93	(.23)	.95		.10
Total from investment operations	3.86	2.97	(.24)	.93		.14
Less Dividends and Distributions:
Dividends from net investment income	(.05)	-	-	-		(.07)
Tax return of capital distributions	-	-	-	-		(.07)
Total dividends and distributions	(.05)	-	-	-		(.14)
Capital Contributions(f):	-	-	-	-	(e)	-
Net asset value, end of year	$17.99	$14.18	$11.21	$11.45		$10.52
Total Return(b):	27.34%	26.49%	(2.10)%	8.84%		1.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,418	$3,056	$1,041	$735		$5
Average net assets (000)	$3,599	$2,401	$1,104	$202		$7
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.30%	1.33%	1.35%	1.40%		1.46%
Expenses before waivers and/or expense reimbursement	1.55%	1.58%	1.60%	1.65%		1.71%
Net investment income (loss)	.17%	.27%	(.09)%	(.20)%		.47%
Portfolio turnover rate	55%	40%	66%	71%		74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The distribution of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(e) Less than $.005 per share.

(f) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended September 30,
	2013	2012	2011	2010		2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.83	$12.49	$12.69	$11.63		$11.59
Income (loss) from investment operations:
Net investment income	.12	.11	.06	.03		.16
Net realized and unrealized gain (loss) on investment transactions	4.28	3.27	(.26)	1.03		.07
Total from investment operations	4.40	3.38	(.20)	1.06		.23
Less Dividends and Distributions:
Dividends from net investment income	(.12)	(.04)	-	-		(.12)
Tax return of capital distributions	-	-	-	-		(.07)
Total dividends and distributions	(.12)	(.04)	-	-		(.19)
Capital Contributions(e):	-	-	-	-	(d)	-
Net asset value, end of year	$20.11	$15.83	$12.49	$12.69		$11.63
Total Return(b):	28.01%	27.14%	(1.58)%	9.11%		2.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$120,082	$94,646	$69,420	$65,002		$49,670
Average net assets (000)	$104,364	$84,211	$76,050	$57,774		$37,242
Ratios to average net assets(c):
Expenses	.80%	.83%	.85%	.90%		.96%
Net investment income	.66%	.74%	.41%	.28%		1.67%
Portfolio turnover rate	55%	40%	66%	71%		74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Equity Opportunity Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Equity Opportunity Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 22, 2013

42

Tax Information

(Unaudited)

For the year ended September 30, 2013, the Series reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD

Prudential Jennison Equity Opportunity Fund	100.00%	100.00%

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2013.

Prudential Jennison Equity Opportunity Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Equity Opportunity Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

    Visit our website at www.prudentialfunds.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Equity Opportunity Fund

(1) The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

    Visit our website at www.prudentialfunds.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013

Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Equity Opportunity Fund

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Equity Opportunity Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Jennison Equity Opportunity Fund is a series of The Prudential Investment Portfolios, Inc.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI for the year ended December 31, 2012 exceeded the management fees received by PI, resulting in an operating loss to PI. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees

Prudential Jennison Equity Opportunity Fund

Approval of Advisory Agreements (continued)

received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a blend consisting of the Lipper Multi-Cap Value and Multi-Cap Core Funds Performance Universes)3 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on

[3]

The Fund was compared to these Performance Universes, although Lipper classifies the Fund in its Multi-Cap Core Funds Performance Universe. The Fund was compared to these Performance Universes because PI believes that the funds included in these Universes provide a more appropriate basis for Fund performance comparisons.

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performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the Fund’s strong performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Equity Opportunity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the
Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Equity Opportunity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJIAX	PJIBX	PJGCX	PJORX	PJGZX
CUSIP	74437E503	74437E602	74437E701	74437E644	74437E800

MF172E    0254090-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON GROWTH FUND

ANNUAL REPORT • SEPTEMBER 30, 2013

Fund Type

Large Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2013 Prudential Financial, Inc. and its related entities. Prudential Investments, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Growth Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison Growth Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	20.94%	77.53%	117.70%	—
Class B	20.16	71.46	102.64	—
Class C	20.13	71.69	102.91	—
Class R	20.71	75.88	N/A	80.22% (12/17/04)
Class Z	21.34	80.17	123.82	—
Russell 1000® Growth Index	19.27	76.80	112.41	—
S&P 500 Index	19.34	61.14	107.29	—
Lipper Large-Cap Growth Funds Average	19.60	65.25	101.70	—

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	14.28%	10.90%	7.48%	—
Class B	15.16	11.26	7.32	—
Class C	19.13	11.42	7.33	—
Class R	20.71	11.96	N/A	6.93% (12/17/04)
Class Z	21.34	12.50	8.39	—
Russell 1000 Growth Index	19.27	12.07	7.82	—
S&P 500 Index	19.34	10.01	7.56	—
Lipper Large-Cap Growth Funds Average	19.60	10.48	7.19	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Ten Years	Since Inception
Class A	20.94%	12.16%	8.09%	—
Class B	20.16	11.39	7.32	—
Class C	20.13	11.42	7.33	—
Class R	20.71	11.96	N/A	6.93% (12/17/04)
Class Z	21.34	12.50	8.39	—

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Russell 1000 Growth Index and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2003) and the account values at the end of the current fiscal year (September 30, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Jennison Growth Fund	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	.75% (.50% currently)	None

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios, forecasted growth rates, and relatively low dividend yields. Russell 1000 Growth Index Closest Month-End to Inception cumulative total return is 80.97% for Class R. Russell 1000 Growth Index Closest Month-End to Inception average annual total return is 7.01% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total return is 66.68% for Class R. S&P 500 Index Closest Month-End to Inception average annual total return is 6.01% for Class R.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. Lipper Average Closest Month-End to Inception cumulative total return is 68.29% for Class R. Lipper Average Closest Month-End to Inception average annual total return is 6.06% for Class R.

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Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/13 (excluding short-term investments)
Apple, Inc., Computers & Peripherals	4.1%
MasterCard, Inc. (Class A Stock), IT Services	4.0
Google, Inc. (Class A Stock), Internet Software & Services	4.0
Amazon.com, Inc., Internet & Catalog Retail	3.6
priceline.com, Inc., Internet & Catalog Retail	2.9

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/13 (excluding short-term investments)
Internet Software & Services	10.4%
Biotechnology	8.7
Internet & Catalog Retail	7.4
Software	6.5
Aerospace & Defense	6.1

Industry weightings are subject to change.

Prudential Jennison Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Growth Fund’s Class A shares rose 20.94% in the 12-months ended September 30, 2013. The Fund outperformed the 19.27% return of the Russell 1000 Growth Index (the Index), the 19.34% advance of the style neutral S&P 500 Index, and the 19.60% gain of the Lipper Large-Cap Growth Funds Average.

Fund holdings in the consumer discretionary and healthcare sectors advanced strongly and contributed meaningfully to return but lagged the Index sectors. Overweight positions in both sectors helped Fund performance. Stock selection was beneficial in industrials but modestly detrimental in materials.

What was the market environment?

The U.S. equity market advanced strongly in the 12-months ended September 30, 2013, but with bouts of volatility, as sentiment vacillated based on short-term data. Europe’s lingering economic malaise and political inertia preceding the U.S. presidential election in November contributed to a downturn early in the period. Subsequent concerns about the reinstatement of the payroll tax, increased tax rates on higher incomes, and across-the-board federal spending cuts stalled advances temporarily.

Investors seemed to shrug off these fears, though, focusing instead on improving housing and employment data, rising consumer confidence, and continued strength in corporate profits. In early summer, China’s slowdown and Europe’s issues led to moderating global growth and market volatility, as did concerns that the Federal Reserve would begin scaling back its quantitative easing program. By September, however, investors, who had preferred higher-yielding bond substitutes, showed a greater willingness to ascribe higher valuations to companies with attractive future growth potential.

Which holdings made the largest positive contributions to the Fund’s return?

Information technology stocks, especially MasterCard, LinkedIn, and Facebook, contributed significantly to Fund performance.

•	MasterCard reported strong growth in the value of its cardholder transactions.

•

LinkedIn’s revenue and earnings exceeded consensus expectations significantly. The company is a leading global online professional network that provides what Jennison considers unique access to a scale database of active and passive job candidates. Adjacent growth opportunities in marketing services and professional publishing are added potential drivers in early phases of development.

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•

Facebook’s ad revenue advanced strongly, driven by gains in mobile. Jennison views Facebook as the world’s preeminent Internet-based social network with a dominance Jennison believes no rival can easily match and a popularity that creates formidable barriers to entry.

In consumer discretionary:

•	Online travel company priceline.com reported better-than-projected financial results, as both international and domestic gross bookings growth accelerated.

•	Nike reported impressive earnings, revenue, gross margins, and future orders, reinforcing Jennison’s conviction in the momentum of the Nike brand around the world and across product categories.

In healthcare:

•	Gilead Sciences reported strong revenue and earnings. Jennison likes the company’s opportunities in the hepatitis C virus market and leading position in HIV, where pipeline drugs look promising.

Which holdings detracted most from the Fund’s return?

Technology stocks Apple, VMware, and Baidu detracted from Fund performance.

•	Apple was hurt by slowing revenue growth and lowered earnings projections.

•

VMware was adversely affected by uncertainty about when revenue related to new products will accelerate. The new software products, which will replace hardware in the datacenter, are designed to protect and expand the company’s dominant position in the market for virtualized servers.

•

Baidu, the No.1 Internet search engine in China, was hit by concerns about competition and margins, which are being pressured as the company increases its investment spending and ramps up mobile monetization efforts.

In the energy sector:

•	Energy equipment company National Oilwell Varco declined on slower spending trends and project delays across the exploration and production industry.

In healthcare:

•	Intuitive Surgical, whose technology allows doctors to perform robotically aided surgery, fell on disappointing revenue and net income guidance.

Prudential Jennison Growth Fund	7

Strategy and Performance Overview (continued)

Were there significant changes to the portfolio?

During the reporting period, the Fund’s sector weights were largely stable. Relative to the Russell 1000 Growth Index, the Fund remained overweight in consumer discretionary, healthcare, and information technology, and underweight in consumer staples and industrials.

Positions initiated during the period included eBay, Discovery Communications, Morgan Stanley, and Celgene. Positions eliminated included IBM, Shire, Yum! Brands, and Lululemon Athletica.

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Comments on Largest Holdings

4.1%	Apple, Inc., Computers & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). It sells various related software, services, peripherals, and networking services, as well. Jennison believes that Apple shares are attractively valued and that new product launches can revive the company’s growth outlook.

4.0%	MasterCard, Inc. (Class A Stock), IT Services

MasterCard is the No. 2 payment system in the U.S. The company markets the MasterCard (credit and debit cards) and Maestro (debit cards) brands, provides a transaction authorization network, establishes guidelines for use, and collects fees from members. Jennison expects continued growth in MasterCard’s gross dollar volume (the total value of its cardholders’ transactions) as consumers continue their shift from paper money to electronic credit/debit transactions (retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards).

4.0%	Google, Inc. (Class A Stock), Internet Software & Services

Jennison believes Google’s technological lead and dominant position in Internet search are unique strengths that have enabled the company to monetize search traffic at a meaningfully higher rate than its competitors. The company’s continued investment in capacity and research and development are leading to new streams of revenue through product innovation, new formats, and new technologies.

3.6%	Amazon.com, Inc., Internet & Catalogue Retail

Jennison views Amazon.com, the world’s largest Internet retailer, as a prime beneficiary of the ongoing shift toward e-commerce. Jennison believes the company’s business investment is positioning Amazon for robust longer-term growth not only in its core retail business but through the proliferation of digital commerce via the mobile market.

2.9%	priceline.com, Inc., Internet & Catalogue Retail

Online travel company priceline.com allows customers to “name their own price” for airline tickets, hotel rooms, rental cars, cruises, and vacation packages for destinations in more than 90 countries. Jennison believes the company is poised to benefit from the shift to online travel spending, especially in Europe and Asia, where lower market penetration offers greater early-stage growth opportunities.

Prudential Jennison Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2013, at the beginning of the period, and held through the six-month period ended September 30, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider

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the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Growth Fund		Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,147.00	1.04%	$5.60
	Hypothetical	$1,000.00	$1,019.85	1.04%	$5.27

Class B	Actual	$1,000.00	$1,143.10	1.74%	$9.35
	Hypothetical	$1,000.00	$1,016.34	1.74%	$8.80

Class C	Actual	$1,000.00	$1,142.90	1.74%	$9.35
	Hypothetical	$1,000.00	$1,016.34	1.74%	$8.80

Class R	Actual	$1,000.00	$1,145.60	1.24%	$6.67
	Hypothetical	$1,000.00	$1,018.85	1.24%	$6.28

Class Z	Actual	$1,000.00	$1,148.90	0.74%	$3.99
	Hypothetical	$1,000.00	$1,021.36	0.74%	$3.75

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2013, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison Growth Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the year ended September 30, 2013 are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.06%	1.06%
B	1.76%	1.76%
C	1.76%	1.76%
R	1.51%	1.26%
Z	0.76%	0.76%

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 99.8%
COMMON STOCKS

Aerospace & Defense 6.1%
442,804	Boeing Co. (The)	$52,029,470
178,472	Precision Castparts Corp.	40,555,977
746,794	Rolls-Royce Holdings PLC (United Kingdom)	13,436,288
360,351	United Technologies Corp.	38,853,045

		144,874,780

Automobiles 0.3%
41,036	Tesla Motors, Inc.*(a)	7,937,183

Beverages 1.4%
821,242	Diageo PLC (United Kingdom)	26,105,314
127,259	Monster Beverage Corp.*(a)	6,649,283

		32,754,597

Biotechnology 8.7%
319,723	Alexion Pharmaceuticals, Inc.*	37,139,024
225,359	Biogen Idec, Inc.*	54,257,433
196,555	Celgene Corp.*	30,255,711
3,522	Foundation Medicine, Inc.*	139,612
798,964	Gilead Sciences, Inc.*(a)	50,206,898
448,463	Vertex Pharmaceuticals, Inc.*	34,002,465

		206,001,143

Capital Markets 2.5%
202,154	Goldman Sachs Group, Inc. (The)	31,982,784
1,000,619	Morgan Stanley	26,966,682

		58,949,466

Chemicals 2.4%
540,963	Monsanto Co.	56,460,308

Computers & Peripherals 4.9%
205,822	Apple, Inc.	98,125,639
570,637	EMC Corp.	14,585,482
98,252	NCR Corp.*	3,891,762

		116,602,883

Energy Equipment & Services 1.3%
423,464	FMC Technologies, Inc.*	23,468,375

See Notes to Financial Statements.

Prudential Jennison Growth Fund	13

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Energy Equipment & Services (cont’d.)
89,410	Schlumberger Ltd.	$7,900,268

		31,368,643

Food & Staples Retailing 3.8%
404,338	Costco Wholesale Corp.	46,547,391
31,274	Sprouts Farmers Market, Inc.*	1,388,253
710,641	Whole Foods Market, Inc.	41,572,499

		89,508,143

Food Products 2.1%
217,144	Mead Johnson Nutrition Co.	16,125,113
1,095,343	Mondelez International, Inc. (Class A Stock)	34,415,677

		50,540,790

Healthcare Equipment & Supplies 1.2%
871,987	Abbott Laboratories	28,941,249

Healthcare Providers & Services 2.3%
497,917	Express Scripts Holding Co.*	30,761,312
345,160	UnitedHealth Group, Inc.	24,716,908

		55,478,220

Hotels, Restaurants & Leisure 3.7%
60,578	Chipotle Mexican Grill, Inc.*	25,969,789
623,150	Dunkin’ Brands Group, Inc.	28,203,769
444,664	Starbucks Corp.	34,225,788

		88,399,346

Internet & Catalog Retail 7.4%
275,155	Amazon.com, Inc.*	86,024,459
63,448	Netflix, Inc.*(a)	19,618,756
69,288	priceline.com, Inc.*	70,046,704

		175,689,919

Internet Software & Services 10.4%
569,825	eBay, Inc.*	31,790,537
1,030,056	Facebook, Inc. (Class A Stock)*	51,750,013
107,368	Google, Inc. (Class A Stock)*	94,044,705
214,974	LinkedIn Corp. (Class A Stock)*	52,896,502

See Notes to Financial Statements.

14

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services (cont’d.)
311,797	Rackspace Hosting, Inc.*(a)	$16,450,410

		246,932,167

IT Services 6.1%
140,828	MasterCard, Inc. (Class A Stock)	94,746,262
258,297	Visa, Inc. (Class A Stock)	49,360,557

		144,106,819

Life Sciences Tools & Services 1.2%
368,499	Illumina, Inc.*(a)	29,785,774

Media 3.1%
344,700	Discovery Communications, Inc. (Class A Stock)*(a)	29,099,574
705,431	Walt Disney Co. (The)(a)	45,493,245

		74,592,819

Oil, Gas & Consumable Fuels 2.8%
301,400	Concho Resources, Inc.*	32,795,334
63,980	Enbridge, Inc. (Canada)	2,670,525
185,751	EOG Resources, Inc.	31,443,929

		66,909,788

Personal Products 1.8%
621,217	Estee Lauder Cos., Inc. (The) (Class A Stock)	43,423,068

Pharmaceuticals 5.0%
375,413	Allergan, Inc.	33,956,106
530,861	Bristol-Myers Squibb Co.	24,568,247
230,963	Novo Nordisk A/S (Denmark), ADR	39,083,559
178,827	Perrigo Co.(a)	22,063,675

		119,671,587

Real Estate Investment Trusts 0.8%
269,424	American Tower Corp.	19,972,401

Road & Rail 2.6%
176,478	Canadian Pacific Railway Ltd. (Canada)	21,759,737
251,314	Union Pacific Corp.	39,039,117

		60,798,854

See Notes to Financial Statements.

Prudential Jennison Growth Fund	15

Portfolio of Investments

as of September 30, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 1.3%
634,553	ARM Holdings PLC (United Kingdom), ADR(a)	$30,534,690

Software 6.5%
95,367	FireEye, Inc.*	3,960,592
617,397	Red Hat, Inc.*	28,486,698
919,109	Salesforce.com, Inc.*(a)	47,710,948
404,309	Splunk, Inc.*	24,274,712
6,972	Tableau Software, Inc. (Class A Stock)*	496,685
379,350	VMware, Inc. (Class A Stock)*(a)	30,689,415
245,181	Workday, Inc. (Class A Stock)*(a)	19,842,498

		155,461,548

Specialty Retail 4.1%
303,050	Inditex SA (Spain)	46,746,255
884,211	TJX Cos., Inc.	49,860,658

		96,606,913

Textiles, Apparel & Luxury Goods 6.0%
492,717	Luxottica Group SpA (Italy)	26,110,005
260,091	Michael Kors Holdings Ltd.*	19,381,981
690,669	NIKE, Inc. (Class B Stock)	50,170,196
144,595	Ralph Lauren Corp.	23,819,134
23,664	Swatch Group AG (The) (Switzerland)	15,240,137
85,779	Under Armour, Inc. (Class A Stock)*(a)	6,815,142

		141,536,595

	TOTAL LONG-TERM INVESTMENTS (cost $1,409,778,331)	2,373,839,693

SHORT-TERM INVESTMENT 9.7%

AFFILIATED MONEY MARKET MUTUAL FUND
229,573,217	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $229,573,217; includes $219,336,043 of cash collateral for securities on loan) (Note 3)(b)(c)	229,573,217

	TOTAL INVESTMENTS 109.5% (cost $1,639,351,548; Note 5)	2,603,412,910
	Liabilities in excess of other assets (9.5)%	(225,994,126)

	NET ASSETS 100.0%	$2,377,418,784

See Notes to Financial Statements.

16

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $212,341,403; cash collateral of $219,336,043 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.
(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(c)	Prudential Investments LLC, the manager of the Series, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,246,201,694	$127,637,999	$—
Affiliated Money Market Mutual Fund	229,573,217	—	—

Total	$2,475,774,911	$127,637,999	$—

Fair value of Level 2 investments at 9/30/12 was $17,867,339. An amount of $41,693,651 was transferred from Level 1 to Level 2 at 9/30/13 as a result of fair valuing using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Series normally values its securities and the earlier closing of foreign markets.

It is the Series’ policy to recognize transfers in and transfers out as of the beginning of the period.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	17

Portfolio of Investments

as of September 30, 2013 continued

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as September 30, 2013 were as follows:

Internet Software & Services	10.4%
Affiliated Money Market Mutual Fund (including 9.2% of collateral received for securities on loan)	9.7
Biotechnology	8.7
Internet & Catalog Retail	7.4
Software	6.5
Aerospace & Defense	6.1
IT Services	6.1
Textiles, Apparel & Luxury Goods	6.0
Pharmaceuticals	5.0
Computers & Peripherals	4.9
Specialty Retail	4.1
Food & Staples Retailing	3.8
Hotels, Restaurants & Leisure	3.7
Media	3.1
Oil, Gas & Consumable Fuels	2.8
Road & Rail	2.6%
Capital Markets	2.5
Chemicals	2.4
Healthcare Providers & Services	2.3
Food Products	2.1
Personal Products	1.8
Beverages	1.4
Energy Equipment & Services	1.3
Semiconductors & Semiconductor Equipment	1.3
Life Sciences Tools & Services	1.2
Healthcare Equipment & Supplies	1.2
Real Estate Investment Trusts	0.8
Automobiles	0.3

109.5
Liabilities in excess of other assets	(9.5)

100.0%

See Notes to Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2013

Prudential Jennison Growth Fund

Statement of Assets & Liabilities

as of September 30, 2013

Assets
Investments at value, including securities on loan of $212,341,403:
Unaffiliated Investments (cost $1,409,778,331)	$2,373,839,693
Affiliated Investments (cost $229,573,217)	229,573,217
Cash	5,043
Receivable for investments sold	11,030,022
Receivable for Series shares sold	1,981,840
Dividends receivable	1,389,204
Tax reclaim receivable	116,832
Prepaid expenses	27,739

Total assets	2,617,963,590

Liabilities
Payable to broker for collateral for securities on loan	219,336,043
Payable for Series shares reacquired	11,949,733
Payable for investments purchased	6,949,429
Management fee payable	1,127,599
Accrued expenses	593,827
Distribution fee payable	339,989
Affiliated transfer agent fee payable	248,186

Total liabilities	240,544,806

Net Assets	$2,377,418,784

Net assets were comprised of:
Common stock, at par	$91,411
Paid-in capital in excess of par	1,400,053,602

1,400,145,013
Undistributed net investment income	208,433
Accumulated net realized gain on investment and foreign currency transactions	12,986,075
Net unrealized appreciation on investments and foreign currencies	964,079,263

Net assets, September 30, 2013	$2,377,418,784

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($1,006,407,273 ÷ 39,324,873 shares of common stock issued and outstanding)	$25.59
Maximum sales charge (5.50% of offering price)	1.49

Maximum offering price to public	$27.08

Class B
Net asset value, offering price and redemption price per share ($28,165,879 ÷ 1,263,706 shares of common stock issued and outstanding)	$22.29

Class C
Net asset value, offering price and redemption price per share ($64,212,990 ÷ 2,876,659 shares of common stock issued and outstanding)	$22.32

Class R
Net asset value, offering price and redemption price per share ($37,198,181 ÷ 1,591,691 shares of common stock issued and outstanding)	$23.37

Class Z
Net asset value, offering price and redemption price per share ($1,241,434,461 ÷ 46,354,148 shares of common stock issued and outstanding)	$26.78

See Notes to Financial Statements.

Prudential Jennison Growth Fund	21

Statement of Operations

Year Ended September 30, 2013

Net Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $323,573)	$21,382,399
Affiliated income from securities loaned, net	205,773
Affiliated dividend income	26,490

Total income	21,614,662

Expenses
Management fee	12,362,173
Distribution fee—Class A	2,798,924
Distribution fee—Class B	285,167
Distribution fee—Class C	592,423
Distribution fee—Class R	191,388
Transfer agent’s fees and expenses (including affiliated expense of $1,155,000)	3,164,000
Custodian’s fees and expenses	285,000
Reports to shareholders	135,000
Registration fees	85,000
Directors’ fees	50,000
Insurance	42,000
Legal fees and expenses	34,000
Audit fee	22,000
Loan interest expense (Note 7)	326
Miscellaneous	25,774

Total expenses	20,073,175

Net investment income	1,541,487

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	196,926,940
Foreign currency transactions	(33,791)

196,893,149

Net change in unrealized appreciation (depreciation) on:
Investments	225,750,912
Foreign currencies	22,233

225,773,145

Net gain on investment and foreign currency transactions	422,666,294

Net Increase In Net Assets Resulting From Operations	$424,207,781

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$1,541,487	$(1,183,750)
Net realized gain on investment and foreign currency transactions	196,893,149	87,387,406
Net change in unrealized appreciation (depreciation) on investments	225,773,145	359,929,202

Net increase in net assets resulting from operations	424,207,781	446,132,858

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	437,769,630	749,347,574
Cost of shares reacquired	(496,436,688)	(894,562,661)

Net decrease in net assets from Series share transactions	(58,667,058)	(145,215,087)

Total increase	365,540,723	300,917,771

Net Assets:
Beginning of year	2,011,878,061	1,710,960,290

End of year(a)	$2,377,418,784	$2,011,878,061

(a) Includes undistributed net investment income of:	$208,433	$—

See Notes to Financial Statements.

Prudential Jennison Growth Fund	23

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Company consists of six series: Prudential Jennison Growth Fund (the “Series”), Prudential Jennison Equity Opportunity Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Growth Allocation Fund, Prudential Moderate Allocation Fund and Prudential Conservative Allocation Fund which are non-diversified funds. These financial statements relate to Prudential Jennison Growth Fund. The financial statements of the other series are not presented herein.

The Series’ investment objective is to achieve long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Series in the preparation of the financial statements.

Securities Valuation: The Series holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Series’ securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Series to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Series’ investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation

24

methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield

Prudential Jennison Growth Fund	25

Notes to Financial Statements

continued

curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Board of Directors. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not isolate that portion of the

26

results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Series may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Series invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period

Prudential Jennison Growth Fund	27

Notes to Financial Statements

continued

is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Series in the Company is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

28

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Company has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .60% of the Series’ average daily net assets up to $300 million, .575% of the next $2.7 billion and .55% of the Series’ average daily net assets in excess of $3 billion. The effective management fee rate was .58% of the Series’ average daily net assets for the year ended September 30, 2013.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B, C and R Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75%, of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through January 31, 2015.

PIMS has advised the Series that it has received $228,887 in front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Jennison Growth Fund	29

Notes to Financial Statements

continued

PIMS has advised the Series that for the year ended September 30, 2013, it received $702, $42,727 and $4,630 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series’ security lending agent. For the year ended September 30, 2013, PIM has been compensated approximately $61,500 for these services.

The Series invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended September 30, 2013, were $916,405,360 and $968,815,533, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments

30

have been made to undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended September 30, 2013, the adjustments were to increase undistributed net investment income by $21,492, decrease accumulated net realized gain on investment and foreign currency transactions by $87,157 and increase paid-in capital in excess of par by $65,665 primarily due to reclassification of net foreign currency losses and other book to tax adjustment. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended September 30, 2013 and September 30, 2012, there were no distributions paid by the Series.

As of September 30, 2013, the accumulated undistributed earnings on a tax basis were $208,433 of ordinary income and $21,345,717 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of September 30, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$1,647,711,190	$960,883,766	$(5,182,046)	$955,701,720	$17,901	$955,719,621

The difference between book and tax basis was primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to net unrealized appreciation on receivables and payables on foreign currencies.

The Series utilized approximately $166,085,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended September 30, 2013.

Management has analyzed the Series’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who

Prudential Jennison Growth Fund	31

Notes to Financial Statements

continued

purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefits plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 6.25 billion shares of common stock at $.001 par value per shares. There are 1.25 billion shares authorized for the Series equally divided into six classes, designated Class A, Class B, Class C, Class I, Class R and Class Z shares. The Series currently does not have any Class I shares outstanding. As of September 30, 2013, PI did not own any shares of the Series.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2013:
Shares sold	6,015,481	$132,934,865
Shares reacquired	(9,808,034)	(221,453,085)

Net increase (decrease) in shares outstanding before conversion	(3,792,553)	(88,518,220)
Shares issued upon conversion from Class B, C and Z	466,016	10,473,406
Shares reacquired upon conversion into Class Z	(117,896)	(2,632,491)

Net increase (decrease) in shares outstanding	(3,444,433)	$(80,677,305)

Year ended September 30, 2012:
Shares sold	8,092,983	$159,932,188
Shares reacquired	(13,447,702)	(268,535,252)

Net increase (decrease) in shares outstanding before conversion	(5,354,719)	(108,603,064)
Shares issued upon conversion from Class B and Z	471,252	9,470,944
Shares reacquired upon conversion into Class Z	(58,705)	(1,183,437)

Net increase (decrease) in shares outstanding	(4,942,172)	$(100,315,557)

32

Class B	Shares	Amount
Year ended September 30, 2013:
Shares sold	184,442	$3,621,471
Shares reacquired	(171,646)	(3,352,824)

Net increase (decrease) in shares outstanding before conversion	12,796	268,647
Shares reacquired upon conversion into Class A	(372,025)	(7,372,791)

Net increase (decrease) in shares outstanding	(359,229)	$(7,104,144)

Year ended September 30, 2012:
Shares sold	217,933	$3,813,535
Shares reacquired	(214,775)	(3,747,420)

Net increase (decrease) in shares outstanding before conversion	3,158	66,115
Shares reacquired upon conversion into Class A	(470,028)	(8,329,604)

Net increase (decrease) in shares outstanding	(466,870)	$(8,263,489)

Class C
Year ended September 30, 2013:
Shares sold	315,192	$6,237,809
Shares reacquired	(565,319)	(11,146,437)

Net increase (decrease) in shares outstanding before conversion	(250,127)	(4,908,628)
Shares reacquired upon conversion into Class A and Z	(18,035)	(356,405)

Net increase (decrease) in shares outstanding	(268,162)	$(5,265,033)

Year ended September 30, 2012:
Shares sold	505,026	$8,782,210
Shares reacquired	(475,303)	(8,271,017)

Net increase (decrease) in shares outstanding before conversion	29,723	511,193
Shares reacquired upon conversion into Class Z	(7,778)	(141,701)

Net increase (decrease) in shares outstanding	21,945	$369,492

Class R
Year ended September 30, 2013:
Shares sold	646,202	$13,093,761
Shares reacquired	(825,791)	(17,728,322)

Net increase (decrease) in shares outstanding	(179,589)	$(4,634,561)

Year ended September 30, 2012:
Shares sold	1,223,386	$22,944,834
Shares reacquired	(990,935)	(17,375,125)

Net increase (decrease) in shares outstanding	232,451	$5,569,709

Prudential Jennison Growth Fund	33

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended September 30, 2013:
Shares sold	12,068,498	$281,881,724
Shares reacquired	(10,297,952)	(242,756,020)

Net increase (decrease) in shares outstanding before conversion	1,770,546	39,125,704
Shares issued upon conversion from Class A and C	127,827	2,986,374
Shares reacquired upon conversion into Class A	(134,924)	(3,098,093)

Net increase (decrease) in shares outstanding	1,763,449	$39,013,985

Year ended September 30, 2012:
Shares sold	26,895,885	$553,874,807
Shares reacquired	(28,109,825)	(596,633,847)

Net increase (decrease) in shares outstanding before conversion	(1,213,940)	(42,759,040)
Shares issued upon conversion from Class A and C	62,895	1,325,138
Shares reacquired upon conversion into Class A	(55,409)	(1,141,340)

Net increase (decrease) in shares outstanding	(1,206,454)	$(42,575,242)

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Series utilized the SCA during the year ended September 30, 2013. The average daily balance for the 12 days the Series had loans outstanding during the year was approximately $674,900, borrowed at a weighted average interest rate of 1.45%. At September 30, 2013, the Series did not have an outstanding loan amount.

34

Note 8. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Series’ financial statements.

Prudential Jennison Growth Fund	35

Financial Highlights

Class A Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$21.16	$16.88	$16.20	$14.84	$14.43
Income (loss) from investment operations:
Net investment income (loss)	(.01)	(.04)	(.05)	(.03)	.01
Net realized and unrealized gain on investment and foreign currency transactions	4.44	4.32	.73	1.37	.41
Total from investment operations	4.43	4.28	.68	1.34	.42
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(.01)
Tax return of capital distributions	-	-	-	-	- (d)
Total dividends and distributions	-	-	-	-	(.01)
Capital Contributions(e):	-	-	-	.02	-
Net asset value, end of year	$25.59	$21.16	$16.88	$16.20	$14.84
Total Return(b):	20.94%	25.36%	4.20%	9.16%	2.95%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,006,407	$904,802	$805,293	$833,584	$979,671
Average net assets (000)	$933,021	$916,595	$904,612	$946,738	$837,882
Ratios to average net assets(c):
Expenses	1.06%	1.06%	1.08%	1.11%	1.13%
Net investment income (loss)	(.04)%	(.18)%	(.27)%	(.18)%	.10%
Portfolio turnover rate	43%	44%	63%	73%	74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

36

Class B Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$18.55	$14.90	$14.41	$13.29	$13.00
Income (loss) from investment operations:
Net investment loss	(.14)	(.15)	(.16)	(.12)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	3.88	3.80	.65	1.22	.35
Total from investment operations	3.74	3.65	.49	1.10	.29
Capital Contributions(d):	-	-	-	.02	-
Net asset value, end of year	$22.29	$18.55	$14.90	$14.41	$13.29
Total Return(b):	20.16%	24.50%	3.40%	8.43%	2.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$28,166	$30,110	$31,148	$42,581	$56,336
Average net assets (000)	$28,518	$32,576	$41,009	$51,415	$57,781
Ratios to average net assets(c):
Expenses	1.76%	1.76%	1.78%	1.81%	1.83%
Net investment loss	(.72)%	(.88)%	(.97)%	(.87)%	(.57)%
Portfolio turnover rate	43%	44%	63%	73%	74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$18.58	$14.93	$14.43	$13.29	$13.00
Income (loss) from investment operations:
Net investment loss	(.15)	(.15)	(.16)	(.13)	(.07)
Net realized and unrealized gain on investment and foreign currency transactions	3.89	3.80	.66	1.25	.36
Total from investment operations	3.74	3.65	.50	1.12	.29
Capital Contributions(d):	-	-	-	.02	-
Net asset value, end of year	$22.32	$18.58	$14.93	$14.43	$13.29
Total Return(b):	20.13%	24.45%	3.47%	8.58%	2.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$64,213	$58,437	$46,623	$66,240	$54,710
Average net assets (000)	$59,245	$55,226	$63,040	$64,722	$46,097
Ratios to average net assets(c):
Expenses	1.76%	1.76%	1.78%	1.81%	1.83%
Net investment loss	(.74)%	(.88)%	(.98)%	(.88)%	(.60)%
Portfolio turnover rate	43%	44%	63%	73%	74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

38

Class R Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$19.36	$15.47	$14.87	$13.65	$13.29
Income (loss) from investment operations:
Net investment loss	(.05)	(.07)	(.08)	(.06)	(.01)
Net realized and unrealized gain on investment and foreign currency transactions	4.06	3.96	.68	1.26	.37
Total from investment operations	4.01	3.89	.60	1.20	.36
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-	(d)
Tax return of capital distributions	-	-	-	-	-	(d)
Total dividends and distributions	-	-	-	-	-	(d)
Capital Contributions(f):	-	-	-	.02	-
Net asset value, end of year	$23.37	$19.36	$15.47	$14.87	$13.65
Total Return(b):	20.71%	25.15%	4.03%	8.94%	2.73%

Ratios/Supplemental Data:
Net assets, end of year (000)	$37,198	$34,287	$23,811	$8,977	$5,784
Average net assets (000)	$38,280	$27,346	$17,091	$7,777	$3,608
Ratios to average net assets(c)(e):
Expenses after waivers and/or expense reimbursement	1.26%	1.26%	1.28%	1.31%	1.33%
Expenses before waivers and/or expense reimbursement	1.51%	1.51%	1.53%	1.56%	1.58%
Net investment loss	(.25)%	(.38)%	(.45)%	(.38)%	(.12)%
Portfolio turnover rate	43%	44%	63%	73%	74%

(a)	Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares through January 31, 2015.

(f) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Growth Fund	39

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2013	2012	2011		2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$22.07	$17.56	$16.80		$15.34	$14.91
Income (loss) from investment operations:
Net investment income	.06	.02	-	(d)	.02	.05
Net realized and unrealized gain on investment and foreign currency transactions	4.65	4.49	.76		1.42	.42
Total from investment operations	4.71	4.51	.76		1.44	.47
Less Dividends and Distributions:
Dividends from net investment income	-	-	-		-	(.04)
Tax return of capital distributions	-	-	-		-	- (d)
Total dividends and distributions	-	-	-		-	(.04)
Capital Contributions(e):	-	-	-		.02	-
Net asset value, end of year	$26.78	$22.07	$17.56		$16.80	$15.34
Total Return(b):	21.34%	25.68%	4.52%		9.52%	3.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,241,434	$984,242	$804,085		$793,225	$682,104
Average net assets (000)	$1,077,941	$1,103,837	$870,663		$736,912	$679,423
Ratios to average net assets(c):
Expenses	.76%	.76%	.78%		.81%	.83%
Net investment income	.25%	.12%	.03%		.12%	.41%
Portfolio turnover rate	43%	44%	63%		73%	74%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Series invests.

(d) Less than $.005 per share.

(e) The Series received payments related to a former affiliate’s and to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Series shares during the fiscal year ended September 30, 2010. The Series was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

40

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Growth Fund (one of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 22, 2013

Prudential Jennison Growth Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Growth Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Growth Fund

(1) The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013

Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Jennison Growth Fund

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Growth Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.
[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent

Prudential Jennison Growth Fund

Approval of Advisory Agreements (continued)

with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and 10-year periods ended December 31, 2012.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2012. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Growth Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

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•	The Board noted that the Fund outperformed its benchmark index over the one-, five-, and 10-year periods, though it underperformed over the three-year period.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker •

James E Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Growth Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON GROWTH FUND

SHARE CLASS	A	B	C	R	Z
NASDAQ	PJFAX	PJFBX	PJFCX	PJGRX	PJFZX
CUSIP	74437E107	74437E206	74437E305	74437E651	74437E404

MF168E    0254024-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL ASSET ALLOCATION FUNDS

ANNUAL REPORT • SEPTEMBER 30, 2013

Fund Type

Balanced/Allocation

PRUDENTIAL CONSERVATIVE ALLOCATION FUND

PRUDENTIAL MODERATE ALLOCATION FUND

PRUDENTIAL GROWTH ALLOCATION FUND

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Quantitative Management Associates, LLC and Prudential Investment Management, Inc. (PIM) are registered investment advisers and Prudential Financial companies. Prudential Fixed Income is a unit of PIM. © 2013 Prudential Financial, Inc., and its related entities. Prudential Investments, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

PRUDENTIAL ASSET ALLOCATION FUNDS

November 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Asset Allocation Funds informative and useful. The report covers performance for the 12-month period that ended September 30, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Asset Allocation Funds

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates LLC, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Asset Allocation Funds	1

Your Fund’s Performance—Conservative Allocation Fund

(Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Since Inception
Class A	7.52%	43.59%	67.55% (3/30/04)
Class B	6.84	38.47	56.04 (3/30/04)
Class C	6.75	38.33	56.04 (3/30/04)
Class R	7.32	41.85	35.78 (1/12/07)
Class Z	7.84	45.54	71.92 (3/30/04)
Conservative Customized Blend Index	7.86	41.28	—
Russell 1000® Index	20.91	64.94	—
S&P 500 Index	19.34	61.14	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average	4.91	38.66	—

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Since Inception
Class A	1.61%	6.29%	4.95% (3/30/04)
Class B	1.84	6.57	4.79 (3/30/04)
Class C	5.75	6.70	4.79 (3/30/04)
Class R	7.32	7.24	4.66 (1/12/07)
Class Z	7.84	7.79	5.87 (3/30/04)
Conservative Customized Blend Index	7.86	7.16	—
Russell 1000 Index	20.91	10.53	—
S&P 500 Index	19.34	10.01	—
Lipper Mixed-Asset Target Allocation Conservative Funds Average	4.91	6.70	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Since Inception
Class A	7.52%	7.50%	5.58% (3/30/04)
Class B	6.84	6.73	4.79 (3/30/04)
Class C	6.75	6.70	4.79 (3/30/04)
Class R	7.32	7.24	4.66 (1/12/07)
Class Z	7.84	7.79	5.87 (3/30/04)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Conservative Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2013) as measured on a quarterly basis. The Conservative Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Asset Allocation Funds	3

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

Benchmark Definitions

Conservative Customized Blend Index

The Conservative Customized Blend Index is a model portfolio consisting of the Russell 3000® Index (24%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (10%), the Barclays U.S. Aggregate Bond Index (29%), the BofA Merrill Lynch 1-3 Year Corporate Index (29%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%), and the Citigroup 3-Month T-Bill Index (3%). See page 6 for the definitions of each component index. The Conservative Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. The Conservative Customized Blend Index Closest Month-End to Inception cumulative total returns are 65.97% for Class A, Class B, Class C, and Class Z; and 35.39% for Class R. The Conservative Customized Blend Index Closest Month-End to Inception average annual total returns are 5.48% for Class A, Class B, Class C, and Class Z; and 4.59% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 88.39% for Class A, Class B, Class C, and Class Z; and 40.45% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 6.89% for Class A, Class B, Class C, and Class Z; and 5.16% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 81.73% for Class A, Class B, Class C, and Class Z; and 37.23% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 6.49% for Class A, Class B, Class C, and Class Z; and 4.80% for Class R.

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Lipper Mixed-Asset Target Allocation Conservative Funds Average

Funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average maintain a mix of between 20% and 40% equity securities with the remainder in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total returns are 53.55% for Class A, Class B, Class C, and Class Z; and 31.27% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 4.57% for Class A, Class B, Class C, and Class Z; and 4.06% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Asset Allocation Funds	5

Performance Target—Conservative Customized Blend

The Prudential Conservative Allocation Fund seeks to exceed a performance target—the Conservative Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2013, and their weightings in the Conservative Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The BofA Merrill Lynch 1-3 Year Corporate Index is an unmanaged index consisting of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

Investors cannot invest directly in an index or average.

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Strategy and Performance Overview

Prudential Conservative Allocation Fund

How did the Fund perform?

The Prudential Conservative Allocation Fund’s Class A shares returned 7.52% for the 12-month period ended September 30, 2013, underperforming the 7.86% return of the Conservative Customized Blend Index (described on the previous page) but outperforming the 4.91% return of the Lipper Mixed-Asset Target Allocation Conservative Funds Average.

What shifts in asset allocation were recommended during the reporting period?

•

One of the most notable shifts in asset allocation during the reporting period was Quantitative Management Associates (QMA) considerably reducing exposure to the Prudential Jennison Natural Resources Fund while increasing exposure to the Prudential International Equity Fund. The Prudential Jennison Natural Resources Fund was originally used to provide additional diversification within the Fund, in light of the Fund’s large exposure to international equities; however, its performance lagged expectations.

•

In the second quarter of 2013, QMA conducted its annual strategic asset class target review. In light of QMA’s view that interest rates are poised to rise, QMA recommended shortening the duration within the fixed income portion of the portfolio. The Fund target allocation to the Prudential Short-Term Corporate Bond Fund was increased by 2.0%, in addition to adding the Prudential Absolute Return Bond Fund to the underlying fund line-up with a 6.0% initial allocation. Reductions in allocations across the remaining fixed income funds were implemented in order to enact these changes.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•

The Fund’s overall asset class exposures generally remained in line with its overall strategic asset allocation targets, which outperformed the Conservative Customized Blend Index during the period. The Fund’s performance was driven by its 42.0% exposure to U.S. and international stocks.

•	On the whole, active management of the underlying portfolios had a positive impact on the Fund, although it slightly underperformed the Conservative Customized Blend Index for the period.

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	7

Your Fund’s Performance—Moderate Allocation Fund

(Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Since Inception
Class A	13.13%	49.01%	76.57% (3/30/04)
Class B	12.35	43.49	64.31 (3/30/04)
Class C	12.27	43.53	64.20 (3/30/04)
Class R	12.74	47.05	31.79 (1/12/07)
Class Z	13.48	50.82	80.46 (3/30/04)
Moderate Customized Blend Index	13.06	48.00	—
Russell 1000 Index	20.91	64.94	—
S&P 500 Index	19.34	61.14	—
Lipper Mixed-Asset Target Allocation Moderate Funds Average*	10.24	44.34	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	13.64	47.77	—

*The Fund is compared to the Lipper Mixed-Asset Target Allocation Moderate Performance Universe, although Lipper classifies the Fund in the Lipper Mixed-Asset Target Allocation Growth Funds Performance Universe. The Lipper Mixed-Asset Target Allocation Moderate Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Since Inception
Class A	6.91%	7.09%	5.53% (3/30/04)
Class B	7.35	7.34	5.36 (3/30/04)
Class C	11.27	7.49	5.36 (3/30/04)
Class R	12.74	8.02	4.19 (1/12/07)
Class Z	13.48	8.57	6.41 (3/30/04)
Moderate Customized Blend Index	13.06	8.16	—
Russell 1000 Index	20.91	10.53	—
S&P 500 Index	19.34	10.01	—
Lipper Mixed-Asset Target Allocation Moderate Funds Average	10.24	7.57	—
Lipper Mixed-Asset Target Allocation Growth Funds Average	13.64	8.08	—

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Average Annual Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Since Inception
Class A	13.13%	8.30%	6.16% (3/30/04)
Class B	12.35	7.49	5.36 (3/30/04)
Class C	12.27	7.49	5.36 (3/30/04)
Class R	12.74	8.02	4.19 (1/12/07)
Class Z	13.48	8.57	6.41 (3/30/04)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Moderate Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2013) as measured on a quarterly basis. The Moderate Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods

Prudential Asset Allocation Funds	9

Your Fund’s Performance (continued)

shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

Benchmark Definitions

Moderate Customized Blend Index

The Moderate Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (43%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (15%), the Barclays U.S. Aggregate Bond Index (19%), the BofA Merrill Lynch 1-3 Year Corporate Index (14%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%), and the Citigroup 3-Month T-Bill Index (4%). See page 12 for the definitions of each component index. The Moderate Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. The Moderate Customized Blend Index Closest Month-End to Inception cumulative total returns are 75.69% for Class A, Class B, Class C, and Class Z; and 34.47% for Class R. The Moderate Customized Blend Index Closest Month-End to Inception average annual total returns are 6.11% for Class A, Class B, Class C, and Class Z; and 4.49% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 88.39% for Class A, Class B, Class C, and Class Z; and 40.45% for Class R. Russell 1000 Index Closest Month-End to

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Inception average annual total returns are 6.89% for Class A, Class B, Class C, and Class Z; and 5.16% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 81.73% for Class A, Class B, Class C, and Class Z; and 37.23% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 6.49% for Class A, Class B, Class C, and Class Z; and 4.80% for Class R.

Lipper Mixed-Asset Target Allocation Moderate Funds Average

The Lipper Mixed-Asset Target Allocation Moderate Funds Average is based on the average return of all mutual funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. These are funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total returns are 63.82% for Class A, Class B, Class C, and Class Z; and 31.46% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 5.28% for Class A, Class B, Class C, and Class Z; and 4.09% for Class R.

Lipper Mixed-Asset Target Allocation Growth Funds Average

The Lipper Mixed-Asset Target Allocation Growth Funds Average represents returns based on the average return of all funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. These are funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Average Closest Month-End to Inception cumulative total returns are 68.26% for Class A, Class B, Class C, and Class Z; and 30.84% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 5.58% for Class A, Class B, Class C, and Class Z; and 4.01% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Asset Allocation Funds	11

Performance Target—Moderate Customized Blend

The Prudential Moderate Allocation Fund seeks to exceed a performance target—the Moderate Customized Blend Index—consisting of a weighted average return of six securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2013, and their weightings in the Moderate Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The BofA Merrill Lynch 1-3 Year Corporate Index is an unmanaged index consisting of fixed-rate, coupon-bearing corporate bonds with a maturity of one to three years and a rating of BBB/Baa3 and above.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

Investors cannot invest directly in an index or average.

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Strategy and Performance Overview

Prudential Moderate Allocation Fund

How did the Fund perform?

The Prudential Moderate Allocation Fund’s Class A shares gained 13.13% for the

12-month period ended September 30, 2013, slightly outperforming the 13.06% return of the Moderate Customized Blend Index (described on the previous page), but underperforming the 13.64% return of the Lipper Mixed-Asset Target Allocation Growth Funds Average.

What shifts in asset allocation were recommended during the reporting period?

•

One of the most notable shifts in asset allocation during the reporting period was QMA considerably reducing exposure to the Prudential Jennison Natural Resources Fund while increasing exposure to the Prudential International Equity Fund. The Prudential Jennison Natural Resources Fund was originally used to provide additional diversification within the Fund, in light of the Fund’s large exposure to international equities; however, its performance lagged expectations.

•

In the second quarter of 2013, QMA conducted its annual strategic asset class target review. In light of QMA’s view that interest rates are poised to rise, QMA recommended shortening the duration within the fixed income portion of the portfolio. The Fund target allocation to the Prudential Short-Term Corporate Bond Fund was increased by 4.0%, in addition to adding the Prudential Absolute Return Bond Fund to the underlying fund line-up with a 5.0% initial allocation. Reductions in allocations across the remaining fixed income funds were implemented in order to enact these changes.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•

The Fund’s overall asset class exposure generally remained in line with its overall strategic asset allocation targets, which outperformed the Moderate Customized Blend Index. The Fund’s performance was driven by its 67.0% exposure to U.S. and international stocks.

•	On the whole, active management of the underlying funds had a positive impact on the Fund, causing it to outperform the Moderate Customized Blend Index for the period.

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently, the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	13

Your Fund’s Performance—Growth Allocation Fund

(Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Since Inception
Class A	19.02%	52.20%	80.52% (3/30/04)
Class B	18.13	46.49	68.25 (3/30/04)
Class C	18.11	46.58	68.37 (3/30/04)
Class R	18.74	50.37	25.18 (1/12/07)
Class Z	19.31	53.99	84.86 (3/30/04)
Growth Customized Blend Index	18.57	52.35	—
Russell 1000 Index	20.91	64.94	—
S&P 500 Index	19.34	61.14	—
Lipper Multi-Cap Core Funds Average	23.24	59.69	—

Average Annual Total Returns (With Sales Charges) as of 9/30/13
	One Year	Five Years	Since Inception
Class A	12.47%	7.54%	5.78% (3/30/04)
Class B	13.13	7.79	5.63 (3/30/04)
Class C	17.11	7.95	5.63 (3/30/04)
Class R	18.74	8.50	3.40 (1/12/07)
Class Z	19.31	9.02	6.68 (3/30/04)
Growth Customized Blend Index	18.57	8.78	—
Russell 1000 Index	20.91	10.53	—
S&P 500 Index	19.34	10.01	—
Lipper Multi-Cap Core Funds Average	23.24	9.70	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/13
	One Year	Five Years	Since Inception
Class A	19.02%	8.76%	6.41% (3/30/04)
Class B	18.13	7.93	5.63 (3/30/04)
Class C	18.11	7.95	5.63 (3/30/04)
Class R	18.74	8.50	3.40 (1/12/07)
Class Z	19.31	9.02	6.68 (3/30/04)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Growth Customized Blend Index, the Russell 1000 Index, and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations for Class A shares (March 30, 2004) and the account values at the end of the current fiscal year (September 30, 2013) as measured on a quarterly basis. The Growth Customized Blend Index, Russell 1000 Index, and S&P 500 Index data are measured from the closest month-end to inception date, and not from the Fund’s actual inception date. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. Performance for Class B, Class C, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund, or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Prudential Asset Allocation Funds	15

Your Fund’s Performance (continued)

The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B	Class C	Class R	Class Z
Maximum Initial Sales Charge	5.50% of the public offering price	None	None	None	None
Contingent Deferred Sales Charge (CDSC)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None
Annual Distribution and Service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	.75% (.50% currently)	None

Benchmark Definitions

Growth Customized Blend Index

The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (58%), the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend (MSCI EAFE ND) Index (24%), the Barclays U.S. Aggregate Bond Index (8%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%) and the Citigroup 3-Month T-Bill Index (5%). See page 18 for the definitions of each component index. The Growth Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. The Growth Customized Blend Index Closest Month-End to Inception cumulative total returns are 83.05% for Class A, Class B, Class C, and Class Z; and 30.53% for Class R. The Growth Customized Blend Index Closest Month-End to Inception average annual total returns are 6.57% for Class A, Class B, Class C, and Class Z; and 4.03% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. Russell 1000 Index Closest Month-End to Inception cumulative total returns are 88.39% for Class A, Class B, Class C, and Class Z; and 40.45% for Class R. Russell 1000 Index Closest Month-End to Inception average annual total returns are 6.89% for Class A, Class B, Class C, and Class Z; and 5.16% for Class R.

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns are 81.73% for Class A, Class B, Class C, and Class Z; and 37.23% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns are 6.49% for Class A, Class B, Class C, and Class Z; and 4.80% for Class R.

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Lipper Multi-Cap Core Funds Average

The Lipper Average represents returns based on the average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Core Funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. Lipper Average Closest Month-End to Inception cumulative total returns are 83.11% for Class A, Class B, Class C, and Class Z; and 35.45% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are 6.45% for Class A, Class B, Class C, and Class Z; and 4.48% for Class R.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Prudential Asset Allocation Funds	17

Performance Target—Growth Customized Blend

The Prudential Growth Allocation Fund seeks to exceed a performance target—the Growth Customized Blend Index—consisting of a weighted average return of five securities indexes that are generally considered representative of the asset classes in which the Fund may invest. The chart below shows both the total returns of these indexes for the 12-month period ended September 30, 2013, and their weightings in the Growth Customized Blend Index. Index returns do not reflect sales charges, a mutual fund’s operating expenses, or taxes, and investors cannot invest directly in an index. The Fund seeks to exceed this target by holding positions in specific Prudential mutual funds. In response to market developments, the Fund’s investment subadviser may vary its holdings in those funds (within specified ranges). Past performance is not indicative of future results.

Source: Lipper Inc.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. Government and its agencies and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how bond prices of short- and intermediate-term bonds have performed.

The Citigroup 3-Month T-Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

The Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index) is an unmanaged, weighted index that reflects stock price movements in Europe, Australasia, and the Far East. It gives a broad look at how foreign stock prices have performed.

The Russell 3000 Index is an unmanaged index which represents the U.S. equity market—it covers about 98% of all investable stocks in the U.S.

The Standard & Poor’s (S&P) Developed BMI Property Net Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

Investors cannot invest directly in an index or average.

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Strategy and Performance Overview

Prudential Growth Allocation Fund

How did the Fund perform?

The Prudential Growth Allocation Fund’s Class A shares returned 19.02% for the 12-month period ended September 30, 2013, outperforming the 18.57% return of the Growth Customized Blend Index (described on the previous page), but underperforming the 23.24% return of the Lipper Multi-Cap Core Funds Average.

What shifts in asset allocation were recommended during the reporting period?

•

One of the most notable shifts in asset allocation during the reporting period was QMA considerably reducing exposure to the Prudential Jennison Natural Resources Fund while increasing exposure to the Prudential International Equity Fund. The Prudential Jennison Natural Resources Fund was originally used to provide additional diversification within the Fund, in light of the Fund’s large exposure to international equities; however, its performance lagged expectations.

•

In the second quarter of 2013, QMA conducted its annual strategic asset class target review. In light of QMA’s view that interest rates are poised to rise, QMA recommended shortening the duration within the fixed income portion of the portfolio. The fund target allocation to the Prudential Short-Term Corporate Bond Fund was increased by 2.0%, in addition to adding the Prudential Absolute Return Bond Fund to the underlying fund line-up with a 1.0% initial allocation. A reduction in the allocation to the Prudential Total Return Bond Fund was implemented in order to enact these changes.

How did asset allocation and the underlying mutual funds affect the Fund’s performance?

•

The Fund’s overall asset class exposures generally remained in line with its overall strategic asset allocation targets, which outperformed the Growth Customized Blend Index. The Fund’s performance was driven by its 92.0% exposure to U.S. and international stocks.

•	On the whole, active management of the underlying funds had a positive impact on the Fund, causing it to outperform the Growth Customized Blend Index for the period.

•

Some of the underlying funds invest in derivative contracts, which may have affected their returns. Consequently the Fund’s return may also have been affected by the derivatives exposure of the underlying funds.

Prudential Asset Allocation Funds	19

Fees and Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested on April 1, 2013, at the beginning of the period, and held through the six-month period ended September 30, 2013. These examples are for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the tables on the following pages. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the tables, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account

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balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense tables. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Conservative Allocation Fund		Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,025.10	1.51%	$7.67
	Hypothetical	$1,000.00	$1,017.50	1.51%	$7.64

Class B	Actual	$1,000.00	$1,022.30	2.26%	$11.46
	Hypothetical	$1,000.00	$1,013.74	2.26%	$11.41

Class C	Actual	$1,000.00	$1,022.30	2.26%	$11.46
	Hypothetical	$1,000.00	$1,013.74	2.26%	$11.41

Class R	Actual	$1,000.00	$1,024.60	1.76%	$8.93
	Hypothetical	$1,000.00	$1,016.24	1.76%	$8.90

Class Z	Actual	$1,000.00	$1,027.10	1.26%	$6.40
	Hypothetical	$1,000.00	$1,018.75	1.26%	$6.38

Prudential Asset Allocation Funds	21

Fees and Expenses (continued)

Prudential Moderate Allocation Fund		Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,052.60	1.63%	$8.39
	Hypothetical	$1,000.00	$1,016.90	1.63%	$8.24

Class B	Actual	$1,000.00	$1,048.40	2.38%	$12.22
	Hypothetical	$1,000.00	$1,013.14	2.38%	$12.01

Class C	Actual	$1,000.00	$1,048.40	2.38%	$12.22
	Hypothetical	$1,000.00	$1,013.14	2.38%	$12.01

Class R	Actual	$1,000.00	$1,050.50	1.88%	$9.66
	Hypothetical	$1,000.00	$1,015.64	1.88%	$9.50

Class Z	Actual	$1,000.00	$1,054.10	1.38%	$7.11
	Hypothetical	$1,000.00	$1,018.15	1.38%	$6.98

Prudential Growth Allocation Fund		Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period

Class A	Actual	$1,000.00	$1,081.00	1.85%	$9.65
	Hypothetical	$1,000.00	$1,015.79	1.85%	$9.35

Class B	Actual	$1,000.00	$1,076.70	2.60%	$13.54
	Hypothetical	$1,000.00	$1,012.03	2.60%	$13.11

Class C	Actual	$1,000.00	$1,076.70	2.60%	$13.54
	Hypothetical	$1,000.00	$1,012.03	2.60%	$13.11

Class R	Actual	$1,000.00	$1,079.40	2.10%	$10.95
	Hypothetical	$1,000.00	$1,014.54	2.10%	$10.61

Class Z	Actual	$1,000.00	$1,082.20	1.60%	$8.35
	Hypothetical	$1,000.00	$1,017.05	1.60%	$8.09

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2013, and divided by the 365 days in each Fund’s fiscal year ended September 30, 2013 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Each Fund’s annual expense ratios for the year ended September 30, 2013 are as follows:

Conservative Allocation Fund

Class	Gross Operating Expenses	Net Operating Expenses
A	1.56%	1.51%
B	2.26%	2.26%
C	2.26%	2.26%
R	2.01%	1.76%
Z	1.26%	1.26%

Moderate Allocation Fund

Class	Gross Operating Expenses	Net Operating Expenses
A	1.70%	1.65%
B	2.40%	2.40%
C	2.40%	2.40%
R	2.09%	1.84%
Z	1.40%	1.40%

Growth Allocation Fund

Class	Gross Operating Expenses	Net Operating Expenses
A	2.01%	1.84%
B	2.71%	2.59%
C	2.71%	2.59%
R	2.46%	2.09%
Z	1.71%	1.59%

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. These expenses include a weighted average of the net operating expenses of the underlying funds in which the Fund invests. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Asset Allocation Funds	23

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2013

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Absolute Return Bond Fund (Class Q)	844,236	$8,239,741
Prudential Global Real Estate Fund (Class Q)	304,946	6,788,101
Prudential Government Income Fund, Inc. (Class Z)	853,013	8,086,564
Prudential High Yield Fund, Inc. (Class Q)	488,418	2,754,676
Prudential International Equity Fund (Class Z)	1,982,987	14,277,510
Prudential Jennison 20/20 Focus Fund (Class Q)*	68,844	1,361,731
Prudential Jennison Equity Opportunity Fund (Class Z)	135,316	2,721,196
Prudential Jennison Growth Fund (Class Z)*	61,398	1,644,226
Prudential Jennison Market Neutral Fund (Class Z)*	422,428	4,105,996
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	105,941	4,107,338
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	5,525	283,233
Prudential Jennison Small Company Fund, Inc. (Class Q)	71,322	2,064,758
Prudential Jennison Value Fund (Class Q)	149,060	2,863,438
Prudential Large-Cap Core Equity Fund (Class Z)	446,420	6,665,052
Prudential Mid-Cap Value Fund (Class Q)	138,702	2,740,760
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	4,086,039	46,417,407
Prudential Small-Cap Value Fund (Class Z)	113,402	2,055,972
Prudential Strategic Value Fund (Class Z)	568,871	7,639,938
Prudential Total Return Bond Fund, Inc. (Class Q)	743,671	10,433,700

TOTAL LONG-TERM INVESTMENTS (cost $112,077,959)		135,251,337

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,423,912; Note 3)	1,423,912	1,423,912

TOTAL INVESTMENTS(a) 100.1% (cost $113,501,871; Note 5)		136,675,249
Liabilities in excess of other assets (0.1)%		(161,783)

NET ASSETS 100.0%		$136,513,466

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	25

Prudential Conservative Allocation Fund

Portfolio of Investments

as of September 30, 2013 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$135,251,337	$—	$—
Affiliated Money Market Mutual Fund	1,423,912	—	—

Total	$136,675,249	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2013 were as follows:

Short-Term Debt	34.0%
Multi-Sector Debt	13.7
International	10.5
Large-Cap Core	8.9
Large-Cap Value	7.7
Large/Mid-Cap Growth	6.2
U.S. Government Debt	5.9
Global Real Estate	5.0
Small/Mid-Cap Value	3.5
High Yield	2.0%
Small-Cap Core	1.5
Natural Resources	0.2

99.1
Short-Term Investment	1.0
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

26

Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2013

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.0%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Absolute Return Bond Fund (Class Q)	844,634	$8,243,629
Prudential Global Real Estate Fund (Class Q)	366,962	8,168,569
Prudential Government Income Fund, Inc. (Class Z)	348,448	3,303,290
Prudential High Yield Fund, Inc. (Class Q)	297,071	1,675,480
Prudential International Equity Fund (Class Z)	3,514,734	25,306,088
Prudential Jennison 20/20 Focus Fund (Class Q)*	165,212	3,267,894
Prudential Jennison Equity Opportunity Fund (Class Z)	324,839	6,532,519
Prudential Jennison Growth Fund (Class Z)*	134,156	3,592,697
Prudential Jennison Market Neutral Fund (Class Z)*	675,775	6,568,537
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	212,310	8,231,264
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	6,623	339,507
Prudential Jennison Small Company Fund, Inc. (Class Q)	170,117	4,924,899
Prudential Jennison Value Fund (Class Q)	349,240	6,708,891
Prudential Large-Cap Core Equity Fund (Class Z)	919,873	13,733,700
Prudential Mid-Cap Value Fund (Class Q)	290,078	5,731,943
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	2,342,325	26,608,810
Prudential Small-Cap Value Fund (Class Z)	273,010	4,949,667
Prudential Strategic Value Fund (Class Z)	1,107,053	14,867,715
Prudential Total Return Bond Fund, Inc. (Class Q)	670,126	9,401,868

TOTAL LONG-TERM INVESTMENTS (cost $121,915,279)		162,156,967

SHORT-TERM INVESTMENT 1.1%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $1,729,530; Note 3)	1,729,530	1,729,530

TOTAL INVESTMENTS(a) 100.1% (cost $123,644,809; Note 5)		163,886,497
Liabilities in excess of other assets (0.1)%		(83,472)

NET ASSETS 100.0%		$163,803,025

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	27

Prudential Moderate Allocation Fund

Portfolio of Investments

as of September 30, 2013 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$162,156,967	$—	$—
Affiliated Money Market Mutual Fund	1,729,530	—	—

Total	$163,886,497	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2013 were as follows:

Short-Term Debt	16.2%
International	15.5
Large-Cap Core	14.4
Large-Cap Value	13.2
Large/Mid-Cap Growth	11.2
Multi-Sector Debt	10.8
Small/Mid-Cap Value	6.5
Global Real Estate	5.0
Small-Cap Core	3.0
U.S. Government Debt	2.0%
High Yield	1.0
Natural Resources	0.2

99.0
Short-Term Investment	1.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

28

Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2013

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.1%

AFFILIATED REGISTERED INVESTMENT COMPANIES
Prudential Absolute Return Bond Fund (Class Q)	82,372	$803,947
Prudential Global Real Estate Fund (Class Q)	198,157	4,410,977
Prudential Government Income Fund, Inc. (Class Z)	20,644	195,705
Prudential International Equity Fund (Class Z)	2,997,679	21,583,287
Prudential Jennison 20/20 Focus Fund (Class Q)*	134,076	2,652,030
Prudential Jennison Equity Opportunity Fund (Class Z)	306,659	6,166,917
Prudential Jennison Growth Fund (Class Z)*	72,407	1,939,056
Prudential Jennison Market Neutral Fund (Class Z)*	456,009	4,432,405
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	137,077	5,314,488
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*	3,474	178,073
Prudential Jennison Small Company Fund, Inc. (Class Q)	137,655	3,985,098
Prudential Jennison Value Fund (Class Q)	279,911	5,377,097
Prudential Large-Cap Core Equity Fund (Class Z)	643,552	9,608,230
Prudential Mid-Cap Value Fund (Class Q)	179,162	3,540,247
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	77,436	879,668
Prudential Small-Cap Value Fund (Class Z)	219,952	3,987,739
Prudential Strategic Value Fund (Class Z)	761,831	10,231,393
Prudential Total Return Bond Fund, Inc. (Class Q)	142,257	1,995,868

TOTAL LONG-TERM INVESTMENTS (cost $61,639,863)		87,282,225

SHORT-TERM INVESTMENT 1.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $932,530; Note 3)	932,530	932,530

TOTAL INVESTMENTS(a) 100.1% (cost $62,572,393; Note 5)		88,214,755
Liabilities in excess of other assets (0.1)%		(109,661)

NET ASSETS 100.0%		$88,105,094

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	29

Prudential Growth Allocation Fund

Portfolio of Investments

as of September 30, 2013 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Registered Investment Companies	$87,282,225	$—	$—
Affiliated Money Market Mutual Fund	932,530	—	—

Total	$88,214,755	$—	$—

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2013 were as follows:

International	24.5%
Large-Cap Core	19.0
Large-Cap Value	17.7
Large/Mid-Cap Growth	15.2
Small/Mid-Cap Value	8.6
Global Real Estate	5.0
Small-Cap Core	4.5
Multi-Sector Debt	3.2
Short-Term Debt	1.0
Natural Resources	0.2%
U.S. Government Debt	0.2

99.1
Short-Term Investment	1.0
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

30

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • SEPTEMBER 30, 2013

Prudential Asset Allocation Funds

Prudential Conservative Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2013

Assets
Affiliated investments (cost $113,501,871)	$136,675,249
Receivable for investments sold	585,000
Dividends receivable	177,346
Receivable for Fund shares sold	116,842
Prepaid expenses	676

Total assets	137,555,113

Liabilities
Payable for investments purchased	779,093
Accrued expenses	87,008
Payable for Fund shares reacquired	78,956
Distribution fee payable	66,698
Management fee payable	22,216
Affiliated transfer agent fee payable	7,676

Total liabilities	1,041,647

Net Assets	$136,513,466

Net assets were comprised of:
Common stock, at par	$10,493
Paid-in capital in excess of par	112,101,909

112,112,402
Undistributed net investment income	270,894
Accumulated net realized gain on investment transactions	956,792
Net unrealized appreciation on investments	23,173,378

Net assets, September 30, 2013	$136,513,466

See Notes to Financial Statements.

32

Class A
Net asset value and redemption price per share ($64,534,613 ÷ 4,950,970 shares of common stock issued and outstanding)	$13.03
Maximum sales charge (5.50% of offering price)	0.76

Maximum offering price to public	$13.79

Class B
Net asset value, offering price and redemption price per share ($43,767,189 ÷ 3,372,623 shares of common stock issued and outstanding)	$12.98

Class C
Net asset value, offering price and redemption price per share ($22,055,464 ÷ 1,699,114 shares of common stock issued and outstanding)	$12.98

Class R
Net asset value, offering price and redemption price per share ($59,209 ÷ 4,529 shares of common stock issued and outstanding)	$13.07

Class Z
Net asset value, offering price and redemption price per share ($6,096,991 ÷ 465,804 shares of common stock issued and outstanding)	$13.09

See Notes to Financial Statements.

Prudential Asset Allocation Funds	33

Prudential Moderate Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2013

Assets
Affiliated investments (cost $123,644,809)	$163,886,497
Receivable for investments sold	940,000
Receivable for Fund shares sold	188,163
Dividends receivable	119,560
Prepaid expenses	676

Total assets	165,134,896

Liabilities
Payable for investments purchased	1,069,245
Accrued expenses	88,603
Distribution fee payable	81,442
Payable for Fund shares reacquired	52,208
Management fee payable	26,670
Affiliated transfer agent fee payable	13,703

Total liabilities	1,331,871

Net Assets	$163,803,025

Net assets were comprised of:
Common stock, at par	$11,576
Paid-in capital in excess of par	128,716,612

128,728,188
Undistributed net investment income	129,507
Accumulated net realized loss on investment transactions	(5,296,358)
Net unrealized appreciation on investments	40,241,688

Net assets, September 30, 2013	$163,803,025

See Notes to Financial Statements.

34

Class A
Net asset value and redemption price per share ($81,788,324 ÷ 5,755,506 shares of common stock issued and outstanding)	$14.21
Maximum sales charge (5.50% of offering price)	0.83

Maximum offering price to public	$15.04

Class B
Net asset value, offering price and redemption price per share ($54,574,160 ÷ 3,873,707 shares of common stock issued and outstanding)	$14.09

Class C
Net asset value, offering price and redemption price per share ($24,603,571 ÷ 1,746,922 shares of common stock issued and outstanding)	$14.08

Class R
Net asset value, offering price and redemption price per share ($152,832 ÷ 10,802 shares of common stock issued and outstanding)	$14.15

Class Z
Net asset value, offering price and redemption price per share ($2,684,138 ÷ 188,626 shares of common stock issued and outstanding)	$14.23

See Notes to Financial Statements.

Prudential Asset Allocation Funds	35

Prudential Growth Allocation Fund

Statement of Assets & Liabilities

as of September 30, 2013

Assets
Affiliated investments (cost $62,572,393)	$88,214,755
Receivable for investments sold	645,000
Receivable for Fund shares sold	59,932
Dividends receivable	11,040
Prepaid expenses	676

Total assets	88,931,403

Liabilities
Payable for investments purchased	656,328
Accrued expenses	90,388
Distribution fee payable	42,583
Payable for Fund shares reacquired	19,289
Affiliated transfer agent fee payable	12,257
Management fee payable	5,464

Total liabilities	826,309

Net Assets	$88,105,094

Net assets were comprised of:
Common stock, at par	$5,593
Paid-in capital in excess of par	68,451,530

68,457,123
Distributions in excess of net investment income	(25,090)
Accumulated net realized loss on investment transactions	(5,969,301)
Net unrealized appreciation on investments	25,642,362

Net assets, September 30, 2013	$88,105,094

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share ($46,911,137 ÷ 2,928,637 shares of common stock issued and outstanding)	$16.02
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price to public	$16.95

Class B
Net asset value, offering price and redemption price per share ($29,785,261 ÷ 1,929,043 shares of common stock issued and outstanding)	$15.44

Class C
Net asset value, offering price and redemption price per share ($10,416,202 ÷ 674,062 shares of common stock issued and outstanding)	$15.45

Class R
Net asset value, offering price and redemption price per share ($3,015 ÷ 189.6 shares of common stock issued and outstanding)	$15.90

Class Z
Net asset value, offering price and redemption price per share ($989,479 ÷ 61,084 shares of common stock issued and outstanding)	$16.20

See Notes to Financial Statements.

Prudential Asset Allocation Funds	37

Prudential Conservative Allocation Fund

Statement of Operations

Year Ended September 30, 2013

Net Income
Affiliated dividend income	$3,171,140

Expenses
Management fee	257,575
Distribution fee—Class A	151,306
Distribution fee—Class B	434,076
Distribution fee—Class C	193,081
Distribution fee—Class R	270
Transfer agent’s fees and expenses (including affiliated expense of $33,900) (Note 3)	144,000
Custodian’s fees and expenses	70,000
Registration fees	49,000
Shareholders’ reports	22,000
Audit fee	22,000
Legal fees and expenses	17,000
Directors’ fees	12,000
Insurance	1,000
Miscellaneous	11,875

Total expenses	1,385,183

Net investment income	1,785,957

Realized And Unrealized Gain On Affiliated Investments
Net realized gain on investment transactions	2,878,813
Net capital gain distributions received	1,067,867

3,946,680
Net change in unrealized appreciation (depreciation) on investments	3,163,064

Net gain on investment transactions	7,109,744

Net Increase In Net Assets Resulting From Operations	$8,895,701

See Notes to Financial Statements.

38

Prudential Moderate Allocation Fund

Statement of Operations

Year Ended September 30, 2013

Net Income
Affiliated dividend income	$2,983,899

Expenses
Management fee	307,463
Distribution fee—Class A	186,106
Distribution fee—Class B	544,662
Distribution fee—Class C	219,331
Distribution fee—Class R	74
Transfer agent’s fees and expenses (including affiliated expense of $56,900) (Note 3)	188,000
Custodian’s fees and expenses	68,000
Registration fees	52,000
Shareholders’ reports	24,000
Audit fee	22,000
Legal fees and expenses	19,000
Directors’ fees	13,000
Insurance	1,000
Miscellaneous	11,430

Total expenses	1,656,066

Net investment income	1,327,833

Realized And Unrealized Gain On Affiliated Investments
Net realized gain on investment transactions	5,394,255
Net capital gain distributions received	1,522,562

6,916,817
Net change in unrealized appreciation (depreciation) on investments	10,153,501

Net gain on investment transactions	17,070,318

Net Increase In Net Assets Resulting From Operations	$18,398,151

See Notes to Financial Statements.

Prudential Asset Allocation Funds	39

Prudential Growth Allocation Fund

Statement of Operations

Year Ended September 30, 2013

Net Income
Affiliated dividend income	$1,152,022

Expenses
Management fee	162,731
Distribution fee—Class A	104,738
Distribution fee—Class B	290,193
Distribution fee—Class C	93,770
Distribution fee—Class R	14
Transfer agent’s fees and expenses (including affiliated expense of $48,700) (Note 3)	134,000
Custodian’s fees and expenses	67,000
Registration fees	60,000
Audit fee	22,000
Shareholders’ reports	19,000
Legal fees and expenses	16,000
Directors’ fees	12,000
Insurance	1,000
Miscellaneous	13,758

Total expenses	996,204
Less: Expense subsidy (Note 2)	(100,642)

Net expenses	895,562

Net investment income	256,460

Realized And Unrealized Gain On Affiliated Investments
Net realized gain on investment transactions	2,843,649
Net capital gain distributions received	765,997

3,609,646
Net change in unrealized appreciation (depreciation) on investments	10,039,035

Net gain on investment transactions	13,648,681

Net Increase In Net Assets Resulting From Operations	$13,905,141

See Notes to Financial Statements.

40

Prudential Conservative Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,785,957	$1,745,099
Net realized gain on investment transactions	2,878,813	3,144,551
Net capital gain distributions received	1,067,867	907,359
Net change in unrealized appreciation (depreciation) on investments	3,163,064	8,499,117

Net increase in net assets resulting from operations	8,895,701	14,296,126

Dividends from net investment income (Note 1)
Class A	(1,263,704)	(1,108,283)
Class B	(635,394)	(550,767)
Class C	(272,201)	(221,186)
Class R	(1,021)	(779)
Class Z	(118,603)	(65,159)

	(2,290,923)	(1,946,174)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	31,677,484	18,695,109
Net asset value of shares issued in reinvestment of dividends	2,080,060	1,659,821
Cost of shares reacquired	(27,034,137)	(30,567,896)

Net increase (decrease) in net assets from Fund share transactions	6,723,407	(10,212,966)

Total increase	13,328,185	2,136,986

Net Assets:
Beginning of year	123,185,281	121,048,295

End of year(a)	$136,513,466	$123,185,281

(a) Includes undistributed net investment income of:	$270,894	$421,303

See Notes to Financial Statements.

Prudential Asset Allocation Funds	41

Prudential Moderate Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,327,833	$1,065,258
Net realized gain on investment transactions	5,394,255	4,738,479
Net capital gain distributions received	1,522,562	1,277,010
Net change in unrealized appreciation (depreciation) on investments	10,153,501	14,477,941

Net increase in net assets resulting from operations	18,398,151	21,558,688

Dividends from net investment income (Note 1)
Class A	(1,314,191)	(869,317)
Class B	(629,146)	(329,834)
Class C	(228,181)	(105,427)
Class R	(54)	(129)
Class Z	(64,269)	(41,396)

	(2,235,841)	(1,346,103)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	23,173,388	14,547,668
Net asset value of shares issued in reinvestment of dividends	2,132,302	1,281,064
Cost of shares reacquired	(23,764,080)	(23,902,002)

Net increase (decrease) in net assets from Fund share transactions	1,541,610	(8,073,270)

Total increase	17,703,920	12,139,315

Net Assets:
Beginning of year	146,099,105	133,959,790

End of year(a)	$163,803,025	$146,099,105

(a) Includes undistributed net investment income of:	$129,507	$718,876

See Notes to Financial Statements.

42

Prudential Growth Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment income	$256,460	$49,357
Net realized gain on investment transactions	2,843,649	1,839,126
Net capital gain distributions received	765,997	824,592
Net change in unrealized appreciation (depreciation) on investments	10,039,035	10,792,583

Net increase in net assets resulting from operations	13,905,141	13,505,658

Dividends from net investment income (Note 1)
Class A	(346,273)	—
Class B	(62,028)	—
Class C	(19,612)	—
Class R	(17)	—
Class Z	(10,499)	—

	(438,429)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	11,051,419	7,410,470
Net asset value of shares issued in reinvestment of dividends	423,677	—
Cost of shares reacquired	(12,562,253)	(12,490,258)

Net decrease in net assets from Fund share transactions	(1,087,157)	(5,079,788)

Total increase	12,379,555	8,425,870

Net Assets:
Beginning of year	75,725,539	67,299,669

End of year(a)	$88,105,094	$75,725,539

(a) Includes undistributed net investment income of:	$—	$119,498

See Notes to Financial Statements.

Prudential Asset Allocation Funds	43

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the “Company”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated in Maryland on August 10, 1995 and consists of six series (“Fund” or “Funds”): Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund and Prudential Asset Allocation Fund which are diversified funds and Prudential Conservative Allocation Fund (“Conservative Allocation Fund”), Prudential Moderate Allocation Fund (“Moderate Allocation Fund”) and Prudential Growth Allocation Fund (“Growth Allocation Fund”) which are non-diversified. These financial statements relate to the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (collectively referred to as the “Allocation Funds”).

The Conservative Allocation Fund’s investment objective is current income and a reasonable level of capital appreciation. The Moderate Allocation Fund’s investment objective is capital appreciation and a reasonable level of current income. The Growth Allocation Fund’s investment objective is long-term capital appreciation. Each Allocation Fund seeks to achieve its objective by investing in a combination of mutual funds in the Prudential mutual fund family (each, an underlying fund). Each Fund in the Allocation Funds is typically referred to as a “Fund of Funds” because it invests in other mutual funds. The Allocation Funds may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Company and the Allocation Funds consistently follow such policies in the preparation of their financial statements.

Security Valuation: The Allocation Funds hold securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for

44

supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Allocation Funds to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how each of the Allocation Funds investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolios of Investments.

Common stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Prudential Asset Allocation Funds	45

Notes to Financial Statements

continued

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management and such expenses exclude those of the underlying funds. Expenses on the underlying funds are reflected in the net asset values of those funds. The Company’s expenses are allocated to the respective portfolio on the basis of relative net assets except the expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

46

Dividends and Distributions: Dividends will typically be distributed quarterly by the Conservative Allocation Fund and annually by the Moderate Allocation Fund and the Growth Allocation Fund. Each Allocation Fund declares and pays its net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Company is treated as a separate taxpaying entity. It is each of the Allocation Funds’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Allocation Funds with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Allocation Funds. In connection therewith, QMA is obligated to keep certain books and records of the Allocation Funds. PI pays for the services of QMA, the compensation of officers of the Allocation Funds, occupancy and certain clerical and bookkeeping costs of the Allocation Funds. The Allocation Funds bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .20% of each of the Allocation Funds’ average daily net assets.

The Allocation Funds have a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R and Class Z shares of the Allocation Funds. The Allocation

Prudential Asset Allocation Funds	47

Notes to Financial Statements

continued

Funds compensate PIMS for distributing and servicing the Allocation Funds’ Class A, B, C and R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Allocation Funds.

Pursuant to the Class A, B, C and R Plans, the Allocation Funds compensate PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares and .50% of the average daily net assets of the Class R shares.

PI has contractually agreed to limit the net annual operating expenses (exclusive of taxes, interest, brokerage commissions, non-routine expenses, distribution and service (12b-1) fees and underlying fund fees and expenses) of each class of shares of the Allocation Funds to .50% of each Allocation Funds’ average daily net assets.

PIMS has advised the Allocation Funds of its receipt of front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2013. These amounts were as follows:

Fund	Class A
Conservative Allocation Fund	$230,514
Moderate Allocation Fund	265,539
Growth Allocation Fund	156,946

From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Allocation Funds of its receipt of contingent deferred sales charges imposed upon certain redemptions by certain Class A, Class B and Class C shareholders for the year ended September 30, 2013. These amounts were as follows:

Fund	Class A	Class B	Class C
Conservative Allocation Fund	$243	$77,596	$2,132
Moderate Allocation Fund	275	83,511	3,100
Growth Allocation Fund	57	42,886	799

48

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Allocation Funds invest in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Investments in Affiliated Issuers

A summary of cost of purchases and proceeds of sales of shares of affiliated registered investment companies, other than short-term investments, for the year ended September 30, 2013 is presented as follows:

Conservative Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$—	$8,224,582	$—	$—	$28,815	$—	$8,239,741
Prudential Global Real Estate Fund (Class Q)	—	200,000	3,958,710	(150,000)	—	—	6,788,101
Prudential Global Real Estate Fund (Class Z)	6,289,485	1,321,217	(3,958,710)	(1,305,000)	246,217	—	—
Prudential Government Income Fund, Inc. (Class Z)	15,057,944	2,688,578	—	(8,610,000)	292,172	427,409	8,086,564
Prudential High Yield Fund, Inc. (Class Q)	3,744,575	736,451	—	(1,700,000)	258,148	—	2,754,676
Prudential International Equity Fund (Class Z)	11,026,187	3,041,708	—	(2,115,000)	271,708	—	14,277,510
Prudential Jennison 20/20 Focus Fund (Class Q)	2,620,986	364,515	—	(1,925,000)	—	174,515	1,361,731
Prudential Jennison Equity Opportunity Fund (Class Z)	2,474,573	143,873	—	(526,000)	18,873	—	2,721,196

Prudential Asset Allocation Funds	49

Notes to Financial Statements

continued

Conservative Allocation Fund (cont’d.):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Jennison Growth Fund (Class Z)	$1,494,897	$975,000	$—	$(1,190,000)	$—	$—	$1,644,226
Prudential Jennison Market Neutral Fund (Class Z)	3,713,083	615,000	—	(310,000)	—	—	4,105,996
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	3,724,619	402,358	—	(611,000)	19,034	103,323	4,107,338
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	2,014,145	695,000	—	(2,395,000)	—	—	283,233
Prudential Jennison Small Company Fund, Inc. (Class Q)	1,619,652	365,350	—	(410,000)	15,350	—	2,064,758
Prudential Jennison Value Fund (Class Q)	2,485,877	319,787	—	(560,000)	34,787	—	2,863,438
Prudential Large-Cap Core Equity Fund (Class Z)	6,948,287	1,340,302	—	(2,616,000)	87,070	258,232	6,665,052
Prudential Mid-Cap Value Fund (Class Q)	1,238,165	1,487,476	—	(350,000)	22,476	—	2,740,760
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	39,197,128	10,339,121	—	(2,150,000)	1,329,971	—	46,417,407
Prudential Small-Cap Value Fund (Class Z)	1,609,082	458,945	—	(448,000)	43,945	—	2,055,972
Prudential Strategic Value Fund (Class Z)	4,955,121	2,600,467	—	(972,000)	65,467	—	7,639,938
Prudential Total Return Bond Fund, Inc. (Class Q)	12,018,570	2,460,354	—	(3,460,000)	434,951	104,388	10,433,700

Total	$122,232,376	$38,780,084	$—	$(31,803,000)	$3,168,984	$1,067,867	$135,251,337

50

Moderate Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Absolute Return Bond Fund (Class Q)	$—	$8,230,088	$—	$—	$29,344	$—	$8,243,629
Prudential Global Real Estate Fund (Class Q)	—	300,000	4,748,706	(175,000)	—	—	8,168,569
Prudential Global Real Estate Fund (Class Z)	7,451,436	1,112,894	(4,748,706)	(1,020,000)	297,893	—	—
Prudential Government Income Fund, Inc. (Class Z)	13,420,354	2,603,657	—	(11,790,000)	239,598	364,061	3,303,290
Prudential High Yield Fund, Inc. (Class Q)	4,406,617	776,836	—	(3,465,000)	297,655	—	1,675,480
Prudential International Equity Fund (Class Z)	18,862,824	5,368,770	—	(2,980,000)	458,770	—	25,306,088
Prudential Jennison 20/20 Focus Fund (Class Q)	6,189,246	540,086	—	(4,178,000)	—	415,085	3,267,894
Prudential Jennison Equity Opportunity Fund (Class Z)	5,864,920	129,351	—	(957,000)	44,351	—	6,532,519
Prudential Jennison Growth Fund (Class Z)	4,713,877	355,000	—	(2,365,000)	—	—	3,592,697
Prudential Jennison Market Neutral Fund (Class Z)	5,858,852	1,155,000	—	(584,000)	—	—	6,568,537
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	5,890,583	1,981,896	—	(660,000)	30,010	161,887	8,231,264
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	3,704,937	985,000	—	(4,345,000)	—	—	339,507
Prudential Jennison Small Company Fund, Inc. (Class Q)	3,963,295	592,564	—	(793,000)	37,564	—	4,924,899
Prudential Jennison Value Fund (Class Q)	5,877,586	431,460	—	(1,056,000)	81,460	—	6,708,891
Prudential Large-Cap Core Equity Fund (Class Z)	13,062,604	2,702,117	—	(4,005,000)	162,418	481,699	13,733,700
Prudential Mid-Cap Value Fund (Class Q)	2,945,826	2,628,322	—	(682,000)	53,322	—	5,731,943
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	17,420,678	10,676,716	—	(1,081,000)	602,536	—	26,608,810

Prudential Asset Allocation Funds	51

Notes to Financial Statements

continued

Moderate Allocation Fund (cont’d.):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, ending of period
Prudential Small-Cap Value Fund (Class Z)	$3,943,163	$937,482	$—	$(965,000)	$107,482	$—	$4,949,667
Prudential Strategic Value Fund (Class Z)	10,273,591	4,186,459	—	(1,773,000)	136,459	—	14,867,715
Prudential Total Return Bond Fund, Inc. (Class Q)	11,082,849	2,261,274	—	(3,405,000)	402,507	99,830	9,401,868

Total	$144,933,238	$47,954,972	$—	$(46,279,000)	$2,981,369	$1,522,562	$162,156,967

Growth Allocation Fund:

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period
Prudential Absolute Return Bond Fund (Class Q)	$—	$802,704	$—	$—	$2,631	$—	$803,947
Prudential Global Real Estate Fund (Class Q)	—	150,000	3,061,658	(75,000)	—	—	4,410,977
Prudential Global Real Estate Fund (ClassZ)	3,870,944	762,185	(3,061,658)	(560,000)	157,186	—	—
Prudential Government Income Fund, Inc. (Class Z)	249,769	161,987	—	(205,000)	3,281	4,705	195,705
Prudential International Equity Fund (Class Z)	15,819,872	4,558,909	—	(2,220,000)	385,909	—	21,583,287
Prudential Jennison 20/20 Focus Fund (Class Q)	3,978,580	719,391	—	(2,568,000)	—	284,391	2,652,030
Prudential Jennison Equity Opportunity Fund (Class Z)	5,319,455	49,996	—	(584,000)	39,996	—	6,166,917
Prudential Jennison Growth Fund (Class Z)	2,450,502	300,000	—	(1,285,000)	—	—	1,939,056
Prudential Jennison Market Neutral Fund (Class Z)	3,798,546	945,000	—	(406,000)	—	—	4,432,405

52

Growth Allocation Fund (cont’d.):

Affiliated Registered Investment Company	Value, beginning of period	Cost of Purchases	Exchange	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of period
Prudential Jennison Mid-Cap Growth Fund, Inc. (Class Q)	$3,808,209	$1,104,380	$—	$(265,000)	$19,451	$104,929	$5,314,488
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	2,702,490	548,000	—	(3,080,000)	—	—	178,073
Prudential Jennison Small Company Fund, Inc. (Class Q)	3,122,014	379,475	—	(439,000)	29,475	—	3,985,098
Prudential Jennison Value Fund (Class Q)	4,577,993	318,358	—	(670,000)	63,359	—	5,377,097
Prudential Large-Cap Core Equity Fund (Class Z)	9,291,562	1,446,793	—	(2,510,000)	114,427	339,366	9,608,230
Prudential Mid-Cap Value Fund (Class Q)	1,526,083	1,797,738	—	(239,000)	27,738	—	3,540,247
Prudential Short-Term Corporate Bond Fund, Inc. (Class Q)	380,994	664,753	—	(150,000)	20,101	—	879,668
Prudential Small-Cap Value Fund (Class Z)	3,098,736	583,910	—	(513,000)	83,910	—	3,987,739
Prudential Strategic Value Fund (Class Z)	6,851,922	2,751,945	—	(855,000)	91,946	—	10,231,393
Prudential Total Return Bond Fund, Inc. (Class Q)	4,337,807	677,537	—	(2,885,000)	110,929	32,606	1,995,868

Total	$75,185,478	$18,723,061	$—	$(19,509,000)	$1,150,339	$765,997	$87,282,225

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss), accumulated net realized gain (loss) on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss), accumulated net realized

Prudential Asset Allocation Funds	53

Notes to Financial Statements

continued

gain (loss) on investment transactions and paid-in capital in excess of par. For the year ended September 30, 2013, the adjustments were as follows:

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain/ (Loss)	Paid-in Capital in Excess of Par
Conservative Allocation Fund(a)	$354,557	$(354,557)	$—
Moderate Allocation Fund(a)	318,639	(318,639)	—
Growth Allocation Fund(a)	37,381	(37,381)	—

(a)	Reclassification of distributions.

For the year ended September 30, 2013, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income
Conservative Allocation Fund	$2,290,923
Moderate Allocation Fund	2,235,841
Growth Allocation Fund	438,429

For the year ended September 30, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Fund	Ordinary Income
Conservative Allocation Fund	$1,946,174
Moderate Allocation Fund	1,346,103
Growth Allocation Fund	—

As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Long-Term Capital Gains
Conservative Allocation Fund	$291,901	$2,095,427
Moderate Allocation Fund	129,507	—
Growth Allocation Fund	—	—

54

The United States federal income tax basis and net unrealized appreciation of the Funds’ investments as of September 30, 2013 were as follows:

Fund	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
Conservative Allocation Fund	$114,661,513	$22,298,326	$(284,590)	$22,013,736
Moderate Allocation Fund	126,356,848	37,740,861	(211,212)	37,529,649
Growth Allocation Fund	64,984,501	23,306,767	(76,513)	23,230,254

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Allocation Funds are permitted to carryforward capital losses incurred in the fiscal year ended September 30, 2012 and September 30, 2013 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years ending before September 30, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of September 30, 2013, the pre and post-enactment losses were approximately:

Moderate Allocation Fund

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$2,584,000

Growth Allocation Fund

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$2,954,000
Expiring 2019	603,000

$3,557,000

Prudential Asset Allocation Funds	55

Notes to Financial Statements

continued

The Allocation Funds utilized capital loss carryforward to offset net taxable capital gains realized in the fiscal year ended September 30, 2013 of approximately:

Conservative Allocation Fund	$331,000
Moderate Allocation Fund	4,228,000
Growth Allocation Fund	2,675,000

The Growth Allocation Fund elected to treat late year ordinary losses of approximately $25,000 as having been incurred in the following fiscal year (September 30, 2014).

Management has analyzed the Company’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Allocation Funds’ financial statements for the current reporting period. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Company offers Class A, Class B, Class C, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months of purchase. Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Allocation Funds to one or more other share classes of the Allocation Funds as presented in the table of transactions in shares of common stock.

There are 6.25 billion shares of $.001 par value of common stock of the Company authorized which are divided into six series. Each of the Allocation Funds has five classes,

56

designated Class A, Class B, Class C, Class R and Class Z, which consists of 250 million, 250 million, 250 million, 100 million and 150 million authorized shares, respectively.

As of September 30, 2013, PI owned 246, 222 and 190 shares of Class R shares of the Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund, respectively.

Transactions in shares of common stock were as follows:

Conservative Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2013:
Shares sold	1,248,291	$15,786,749
Shares issued in reinvestment of dividends	94,769	1,184,926
Shares reacquired	(1,177,820)	(14,886,498)

Net increase (decrease) in shares outstanding before conversion	165,240	2,085,177
Shares issued upon conversion from Class B	124,471	1,581,926
Shares reacquired upon conversion into Class Z	(4,602)	(58,816)

Net increase (decrease) in shares outstanding	285,109	$3,608,287

Year ended September 30, 2012:
Shares sold	763,050	$9,112,086
Shares issued in reinvestment of dividends	79,071	928,231
Shares reacquired	(1,158,457)	(13,870,858)

Net increase (decrease) in shares outstanding before conversion	(316,336)	(3,830,541)
Shares issued upon conversion from Class B	173,173	2,070,525
Shares reacquired upon conversion into Class Z	(2,648)	(31,489)

Net increase (decrease) in shares outstanding	(145,811)	$(1,791,505)

Class B
Year ended September 30, 2013:
Shares sold	442,775	$5,605,595
Shares issued in reinvestment of dividends	45,622	566,464
Shares reacquired	(490,584)	(6,201,164)

Net increase (decrease) in shares outstanding before conversion	(2,187)	(29,105)
Shares reacquired upon conversion into Class A	(124,964)	(1,581,926)

Net increase (decrease) in shares outstanding	(127,151)	$(1,611,031)

Year ended September 30, 2012:
Shares sold	277,353	$3,299,627
Shares issued in reinvestment of dividends	42,889	500,223
Shares reacquired	(618,745)	(7,346,064)

Net increase (decrease) in shares outstanding before conversion	(298,503)	(3,546,214)
Shares reacquired upon conversion into Class A	(173,861)	(2,070,525)

Net increase (decrease) in shares outstanding	(472,364)	$(5,616,739)

Prudential Asset Allocation Funds	57

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2013:
Shares sold	557,187	$7,101,671
Shares issued in reinvestment of dividends	17,469	217,186
Shares reacquired	(352,282)	(4,448,435)

Net increase (decrease) in shares outstanding before conversion	222,374	2,870,422
Shares reacquired upon conversion into Class Z	(499)	(6,391)

Net increase (decrease) in shares outstanding	221,875	$2,864,031

Year ended September 30, 2012:
Shares sold	341,410	$4,062,083
Shares issued in reinvestment of dividends	14,724	171,856
Shares reacquired	(704,600)	(8,246,527)

Net increase (decrease) in shares outstanding before conversion	(348,466)	(4,012,588)
Shares reacquired upon conversion into Class Z	(1,074)	(12,628)

Net increase (decrease) in shares outstanding	(349,540)	$(4,025,216)

Class R
Year ended September 30, 2013:
Shares sold	580	$7,373
Shares issued in reinvestment of dividends	81	1,020
Shares reacquired	(67)	(848)

Net increase (decrease) in shares outstanding	594	$7,545

Year ended September 30, 2012:
Shares sold	1,247	$14,975
Shares issued in reinvestment of dividends	66	779
Shares reacquired	(3,956)	(45,934)

Net increase (decrease) in shares outstanding	(2,643)	$(30,180)

Class Z
Year ended September 30, 2013:
Shares sold	250,383	$3,176,096
Shares issued in reinvestment of dividends	8,767	110,464
Shares reacquired	(116,831)	(1,497,192)

Net increase (decrease) in shares outstanding before conversion	142,319	1,789,368
Shares issued upon conversion from Class A and Class C	5,081	65,207

Net increase (decrease) in shares outstanding	147,400	$1,854,575

Year ended September 30, 2012:
Shares sold	184,533	$2,206,338
Shares issued in reinvestment of dividends	4,974	58,732
Shares reacquired	(88,514)	(1,058,513)

Net increase (decrease) in shares outstanding before conversion	100,993	1,206,557
Shares issued upon conversion from Class A and Class C	3,704	44,117

Net increase (decrease) in shares outstanding	104,697	$1,250,674

58

Moderate Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2013:
Shares sold	832,454	$11,216,674
Shares issued in reinvestment of dividends	99,376	1,272,015
Shares reacquired	(954,583)	(12,726,511)

Net increase (decrease) in shares outstanding before conversion	(22,753)	(237,822)
Shares issued upon conversion from Class B	295,996	4,028,943
Shares reacquired upon conversion into Class Z	(471)	(6,459)

Net increase (decrease) in shares outstanding	272,772	$3,784,662

Year ended September 30, 2012:
Shares sold	590,501	$7,188,056
Shares issued in reinvestment of dividends	71,230	833,386
Shares reacquired	(1,009,440)	(12,272,972)

Net increase (decrease) in shares outstanding before conversion	(347,709)	(4,251,530)
Shares issued upon conversion from Class B	407,563	4,981,890

Net increase (decrease) in shares outstanding	59,854	$730,360

Class B
Year ended September 30, 2013:
Shares sold	396,993	$5,311,764
Shares issued in reinvestment of dividends	48,465	618,420
Shares reacquired	(481,612)	(6,446,629)

Net increase (decrease) in shares outstanding before conversion	(36,154)	(516,445)
Shares reacquired upon conversion into Class A	(297,973)	(4,028,943)

Net increase (decrease) in shares outstanding	(334,127)	$(4,545,388)

Year ended September 30, 2012:
Shares sold	295,520	$3,592,200
Shares issued in reinvestment of dividends	27,907	325,674
Shares reacquired	(669,276)	(8,060,500)

Net increase (decrease) in shares outstanding before conversion	(345,849)	(4,142,626)
Shares reacquired upon conversion into Class A	(410,376)	(4,981,890)

Net increase (decrease) in shares outstanding	(756,225)	$(9,124,516)

Prudential Asset Allocation Funds	59

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2013:
Shares sold	459,873	$6,133,185
Shares issued in reinvestment of dividends	14,103	179,953
Shares reacquired	(262,926)	(3,487,001)

Net increase (decrease) in shares outstanding	211,050	$2,826,137

Year ended September 30, 2012:
Shares sold	244,371	$2,978,041
Shares issued in reinvestment of dividends	7,070	82,506
Shares reacquired	(247,298)	(2,982,068)

Net increase (decrease) in shares outstanding before conversion	4,143	78,479
Shares reacquired upon conversion into Class Z	(5,299)	(65,439)

Net increase (decrease) in shares outstanding	(1,156)	$13,040

Class R
Year ended September 30, 2013:
Shares sold	10,680.1	$146,923
Shares issued in reinvestment of dividends	4.2	54
Shares reacquired	(457.9)	(5,981)

Net increase (decrease) in shares outstanding	10,226.4	$140,996

Year ended September 30, 2012:
Shares sold	362.7	$4,584
Shares issued in reinvestment of dividends	11.0	129
Shares reacquired	(793.1)	(9,969)

Net increase (decrease) in shares outstanding	(419.4)	$(5,256)

Class Z
Year ended September 30, 2013:
Shares sold	27,095	$364,842
Shares issued in reinvestment of dividends	4,837	61,860
Shares reacquired	(81,982)	(1,097,958)

Net increase (decrease) in shares outstanding before conversion	(50,050)	(671,256)
Shares issued upon conversion from Class A	471	6,459

Net increase (decrease) in shares outstanding	(49,579)	$(664,797)

Year ended September 30, 2012:
Shares sold	64,544	$784,787
Shares issued in reinvestment of dividends	3,368	39,369
Shares reacquired	(46,758)	(576,493)

Net increase (decrease) in shares outstanding before conversion	21,154	247,663
Shares issued upon conversion from Class C	5,271	65,439

Net increase (decrease) in shares outstanding	26,425	$313,102

60

Growth Allocation Fund:

Class A	Shares	Amount
Year ended September 30, 2013:
Shares sold	388,388	$5,689,048
Shares issued in reinvestment of dividends	24,306	335,673
Shares reacquired	(459,761)	(6,738,885)

Net increase (decrease) in shares outstanding before conversion	(47,067)	(714,164)
Shares issued upon conversion from Class B	184,214	2,766,034
Shares reacquired upon conversion into Class Z	(2,324)	(34,636)

Net increase (decrease) in shares outstanding	134,823	$2,017,234

Year ended September 30, 2012:
Shares sold	283,015	$3,643,751
Shares reacquired	(476,038)	(6,124,599)

Net increase (decrease) in shares outstanding before conversion	(193,023)	(2,480,848)
Shares issued upon conversion from Class B	235,929	3,054,348

Net increase (decrease) in shares outstanding	42,906	$573,500

Class B
Year ended September 30, 2013:
Shares sold	225,619	$3,209,644
Shares issued in reinvestment of dividends	4,579	61,307
Shares reacquired	(256,593)	(3,609,201)

Net increase (decrease) in shares outstanding before conversion	(26,395)	(338,250)
Shares reacquired upon conversion into Class A	(190,763)	(2,766,034)

Net increase (decrease) in shares outstanding	(217,158)	$(3,104,284)

Year ended September 30, 2012:
Shares sold	178,559	$2,222,506
Shares reacquired	(328,039)	(4,084,433)

Net increase (decrease) in shares outstanding before conversion	(149,480)	(1,861,927)
Shares reacquired upon conversion into Class A	(243,720)	(3,054,348)

Net increase (decrease) in shares outstanding	(393,200)	$(4,916,275)

Prudential Asset Allocation Funds	61

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2013:
Shares sold	127,509	$1,828,148
Shares issued in reinvestment of dividends	1,314	17,603
Shares reacquired	(107,401)	(1,530,747)

Net increase (decrease) in shares outstanding before conversion	21,422	315,004
Shares reacquired upon conversion into Class Z	(815)	(12,137)

Net increase (decrease) in shares outstanding	20,607	$302,867

Year ended September 30, 2012:
Shares sold	80,826	$986,669
Shares reacquired	(176,474)	(2,169,648)

Net increase (decrease) in shares outstanding	(95,648)	$(1,182,979)

Class R
Year ended September 30, 2013:
Shares issued in reinvestment of dividends	1.2	$17

Net increase (decrease) in shares outstanding	1.2	$17

Year ended September 30, 2012:
Shares sold	—	$—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	—	$—

Class Z
Year ended September 30, 2013:
Shares sold	22,410	$324,579
Shares issued in reinvestment of dividends	651	9,077
Shares reacquired	(46,097)	(683,420)

Net increase (decrease) in shares outstanding before conversion	(23,036)	(349,764)
Shares issued upon conversion from Class A and Class C	3,079	46,773

Net increase (decrease) in shares outstanding	(19,957)	$(302,991)

Year ended September 30, 2012:
Shares sold	43,949	$557,544
Shares reacquired	(8,363)	(111,578)

Net increase (decrease) in shares outstanding	35,586	$445,966

Note 7. Borrowings

The Allocation Funds, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks.

62

The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 4, 2013. The Funds pay an annualized commitment fee of 0.08% of the unused portion of the SCA. Prior to November 15, 2012, the Funds had another SCA with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective November 5, 2013 at substantially similar terms through November 4, 2014.

The Allocation Funds did not utilize the SCA during the year ended September 30, 2013.

Note 8. Dividends to Shareholders

Subsequent to the fiscal year, the Conservative Allocation Fund declared ordinary income dividends on October 09, 2013 to shareholders of record on October 10, 2013. The ex-dividend date was October 11, 2013. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.0356
Class B	0.0114
Class C	0.0114
Class R	0.0274
Class Z	0.0437

Note 9. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Management is currently evaluating the application of ASU No. 2013-01 and its impact, if any, on the Funds’ financial statements.

Prudential Asset Allocation Funds	63

Prudential Conservative Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.39	$11.20	$11.41	$10.64	$10.28
Income (loss) from investment operations:
Net investment income	.22	.21	.23	.24	.24
Net realized and unrealized gain (loss) on investment transactions	.70	1.21	(.21)	.77	.51
Total from investment operations	.92	1.42	.02	1.01	.75
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.23)	(.23)	(.24)	(.24)
Distributions from net realized gains	-	-	-	-	(.15)
Total dividends and distributions	(.28)	(.23)	(.23)	(.24)	(.39)
Net asset value, end of year	$13.03	$12.39	$11.20	$11.41	$10.64
Total Return(b):	7.52%	12.84%	.10%	9.61%	8.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$64,535	$57,791	$53,890	$43,900	$35,354
Average net assets (000)	$60,521	$56,264	$52,244	$39,798	$26,869
Ratios to average net assets(c)(d):
Expenses, after waivers and/or expense reimbursement	.72%	.75%	.75%	.75%	.75%
Expenses, before waivers and/or expense reimbursement	.77%	.81%	.82%	.85%	.92%
Net investment income	1.74%	1.80%	1.97%	2.21%	2.62%
Portfolio turnover rate	25%	23%	16%	29%	69%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A Shares.

See Notes to Financial Statements.

64

Class B Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.33	$11.15	$11.37	$10.60	$10.25
Income (loss) from investment operations:
Net investment income	.13	.13	.15	.16	.16
Net realized and unrealized gain (loss) on investment transactions	.70	1.20	(.22)	.77	.52
Total from investment operations	.83	1.33	(.07)	.93	.68
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.15)	(.15)	(.16)	(.18)
Distributions from net realized gains	-	-	-	-	(.15)
Total dividends and distributions	(.18)	(.15)	(.15)	(.16)	(.33)
Net asset value, end of year	$12.98	$12.33	$11.15	$11.37	$10.60
Total Return(b):	6.84%	11.96%	(.72)%	8.85%	7.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$43,767	$43,162	$44,301	$50,082	$39,398
Average net assets (000)	$43,407	$44,359	$51,101	$45,227	$26,506
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.47%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.47%	1.51%	1.52%	1.55%	1.62%
Net investment income	1.01%	1.06%	1.27%	1.45%	1.75%
Portfolio turnover rate	25%	23%	16%	29%	69%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	65

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.34	$11.16	$11.37	$10.61	$10.25
Income (loss) from investment operations:
Net investment income	.12	.13	.15	.16	.18
Net realized and unrealized gain (loss) on investment transactions	.70	1.20	(.21)	.76	.51
Total from investment operations	.82	1.33	(.06)	.92	.69
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.15)	(.15)	(.16)	(.18)
Distributions from net realized gains	-	-	-	-	(.15)
Total dividends and distributions	(.18)	(.15)	(.15)	(.16)	(.33)
Net asset value, end of year	$12.98	$12.34	$11.16	$11.37	$10.61
Total Return(b):	6.75%	11.95%	(.63)%	8.75%	7.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,055	$18,224	$20,380	$19,161	$13,762
Average net assets (000)	$19,308	$18,095	$20,876	$17,097	$10,334
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.47%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.47%	1.51%	1.52%	1.55%	1.62%
Net investment income	.98%	1.10%	1.25%	1.43%	1.88%
Portfolio turnover rate	25%	23%	16%	29%	69%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

66

Class R Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.42	$11.23	$11.45	$10.68	$10.31
Income (loss) from investment operations:
Net investment income	.19	.17	.19	.21	.18
Net realized and unrealized gain (loss) on investment transactions	.71	1.22	(.21)	.78	.56
Total from investment operations	.90	1.39	(.02)	.99	.74
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.20)	(.20)	(.22)	(.22)
Distributions from net realized gains	-	-	-	-	(.15)
Total dividends and distributions	(.25)	(.20)	(.20)	(.22)	(.37)
Net asset value, end of year	$13.07	$12.42	$11.23	$11.45	$10.68
Total Return(b):	7.32%	12.52%	(.23)%	9.37%	7.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$59	$49	$74	$24	$13
Average net assets (000)	$54	$42	$58	$19	$3
Ratios to average net assets(c)(d):
Expenses, after waivers and/or expense reimbursement	.97%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers and/or expense reimbursement	1.22%	1.26%	1.27%	1.30%	1.37%
Net investment income	1.48%	1.48%	1.58%	1.87%	2.17%
Portfolio turnover rate	25%	23%	16%	29%	69%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R Shares.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	67

Prudential Conservative Allocation Fund

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2013	2012	2011	2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.44	$11.24	$11.46	$10.68	$10.32
Income (loss) from investment operations:
Net investment income	.24	.24	.25	.27	.27
Net realized and unrealized gain (loss) on investment transactions	.72	1.22	(.21)	.78	.51
Total from investment operations	.96	1.46	.04	1.05	.78
Less Dividends and Distributions:
Dividends from net investment income	(.31)	(.26)	(.26)	(.27)	(.27)
Distributions from net realized gains	-	-	-	-	(.15)
Total dividends and distributions	(.31)	(.26)	(.26)	(.27)	(.42)
Net asset value, end of year	$13.09	$12.44	$11.24	$11.46	$10.68
Total Return(b):	7.84%	13.17%	.26%	9.93%	8.31%

Ratios/Supplemental Data:
Net assets, end of year (000)	$6,097	$3,960	$2,403	$1,078	$865
Average net assets (000)	$5,492	$3,176	$1,632	$1,020	$863
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.47%	.50%	.50%	.50%	.50%
Expenses, before waivers and/or expense reimbursement	.47%	.51%	.52%	.55%	.62%
Net investment income	1.90%	1.99%	2.15%	2.44%	2.91%
Portfolio turnover rate	25%	23%	16%	29%	69%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

68

Prudential Moderate Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2013(a)	2012(a)	2011(a)	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.80	$11.09	$11.41	$10.53	$10.64
Income (loss) from investment operations:
Net investment income	.16	.14	.15	.15	.17
Net realized and unrealized gain (loss) on investment transactions	1.49	1.73	(.32)	.84	.19
Total from investment operations	1.65	1.87	(.17)	.99	.36
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.16)	(.15)	(.11)	(.17)
Distributions from net realized gains	-	-	-	-	(.30)
Total dividends and distributions	(.24)	(.16)	(.15)	(.11)	(.47)
Net asset value, end of year	$14.21	$12.80	$11.09	$11.41	$10.53
Total Return(b):	13.13%	17.00%	(1.63)%	9.40%	4.70%

Ratios/Supplemental Data:
Net assets, end of year (000)	$81,788	$70,155	$60,123	$60,514	$53,471
Average net assets (000)	$74,440	$66,664	$65,266	$57,241	$43,547
Ratios to average net assets(c)(d):
Expenses, after waivers and/or expense reimbursement	.71%	.74%	.74%	.75%	.75%
Expenses, before waivers and/or expense reimbursement	.76%	.79%	.79%	.81%	.85%
Net investment income	1.22%	1.11%	1.20%	1.37%	1.88%
Portfolio turnover rate	30%	27%	19%	28%	71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A Shares.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	69

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2013(a)	2012(a)	2011(a)	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.69	$11.00	$11.32	$10.46	$10.56
Income (loss) from investment operations:
Net investment income	.07	.05	.06	.06	.10
Net realized and unrealized gain (loss) on investment transactions	1.48	1.71	(.32)	.83	.19
Total from investment operations	1.55	1.76	(.26)	.89	.29
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.07)	(.06)	(.03)	(.09)
Distributions from net realized gains	-	-	-	-	(.30)
Total dividends and distributions	(.15)	(.07)	(.06)	(.03)	(.39)
Net asset value, end of year	$14.09	$12.69	$11.00	$11.32	$10.46
Total Return(b):	12.35%	16.06%	(2.32)%	8.56%	3.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$54,574	$53,400	$54,580	$66,364	$50,890
Average net assets (000)	$54,466	$55,362	$68,070	$60,124	$37,913
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.46%	1.49%	1.49%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.46%	1.49%	1.49%	1.51%	1.55%
Net investment income	.51%	.40%	.48%	.59%	1.07%
Portfolio turnover rate	30%	27%	19%	28%	71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

70

Class C Shares
	Year Ended September 30,
	2013(a)	2012(a)	2011(a)	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.69	$10.99	$11.32	$10.46	$10.56
Income (loss) from investment operations:
Net investment income	.06	.04	.05	.07	.10
Net realized and unrealized gain (loss) on investment transactions	1.48	1.73	(.32)	.82	.19
Total from investment operations	1.54	1.77	(.27)	.89	.29
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.07)	(.06)	(.03)	(.09)
Distributions from net realized gains	-	-	-	-	(.30)
Total dividends and distributions	(.15)	(.07)	(.06)	(.03)	(.39)
Net asset value, end of year	$14.08	$12.69	$10.99	$11.32	$10.46
Total Return(b):	12.27%	16.16%	(2.41)%	8.56%	3.88%

Ratios/Supplemental Data:
Net assets, end of year (000)	$24,604	$19,485	$16,894	$17,202	$14,767
Average net assets (000)	$21,933	$18,652	$18,569	$16,324	$12,398
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.46%	1.49%	1.49%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.46%	1.49%	1.49%	1.51%	1.55%
Net investment income	.43%	.36%	.44%	.61%	1.18%
Portfolio turnover rate	30%	27%	19%	28%	71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	71

Prudential Moderate Allocation Fund

Financial Highlights

continued

Class R Shares
	Year Ended September 30,
	2013(a)	2012(a)	2011(a)	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.76	$11.05	$11.37	$10.50	$10.63
Income (loss) from investment operations:
Net investment income	.05	.13	.09	.13	.14
Net realized and unrealized gain (loss) on investment transactions	1.55	1.71	(.29)	.82	.19
Total from investment operations	1.60	1.84	(.20)	.95	.33
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.13)	(.12)	(.08)	(.16)
Distributions from net realized gains	-	-	-	-	(.30)
Total dividends and distributions	(.21)	(.13)	(.12)	(.08)	(.46)
Net asset value, end of year	$14.15	$12.76	$11.05	$11.37	$10.50
Total Return(b):	12.74%	16.76%	(1.86)%	9.10%	4.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$153	$7	$11	$2	$2
Average net assets (000)	$15	$9	$5	$2	$2
Ratios to average net assets(c)(d):
Expenses, after waivers and/or expense reimbursement	.90%	.99%	.99%	1.00%	1.00%
Expenses, before waivers and/or expense reimbursement	1.15%	1.24%	1.24%	1.26%	1.30%
Net investment income	.40%	1.08%	.71%	1.17%	1.59%
Portfolio turnover rate	30%	27%	19%	28%	71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R Shares.

See Notes to Financial Statements.

72

Class Z Shares
	Year Ended September 30,
	2013(a)	2012(a)	2011(a)	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.81	$11.10	$11.42	$10.54	$10.66
Income (loss) from investment operations:
Net investment income	.21	.17	.17	.18	.22
Net realized and unrealized gain (loss) on investment transactions	1.49	1.73	(.32)	.83	.16
Total from investment operations	1.70	1.90	(.15)	1.01	.38
Less Dividends and Distributions:
Dividends from net investment income	(.28)	(.19)	(.17)	(.13)	(.20)
Distributions from net realized gains	-	-	-	-	(.30)
Total dividends and distributions	(.28)	(.19)	(.17)	(.13)	(.50)
Net asset value, end of year	$14.23	$12.81	$11.10	$11.42	$10.54
Total Return(b):	13.48%	17.28%	(1.40)%	9.63%	4.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,684	$3,052	$2,351	$2,087	$1,874
Average net assets (000)	$2,874	$2,590	$2,198	$1,879	$1,680
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.46%	.49%	.49%	.50%	.50%
Expenses, before waivers and/or expense reimbursement	.46%	.49%	.49%	.51%	.55%
Net investment income	1.57%	1.38%	1.43%	1.59%	2.20%
Portfolio turnover rate	30%	27%	19%	28%	71%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	73

Prudential Growth Allocation Fund

Financial Highlights

Class A Shares
	Year Ended September 30,
	2013(a)	2012(a)	2011(a)	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.58	$11.23	$11.62	$10.75	$11.04
Income (loss) from investment operations:
Net investment income	.10	.05	.04	.04	.10
Net realized and unrealized gain (loss) on investment transactions	2.46	2.30	(.43)	.93	(.15)
Total from investment operations	2.56	2.35	(.39)	.97	(.05)
Less Dividends and Distributions:
Dividends from net investment income	(.12)	-	-	(.10)	-
Distributions from net realized gains	-	-	-	-	(.24)
Total dividends and distributions	(.12)	-	-	(.10)	(.24)
Net asset value, end of year	$16.02	$13.58	$11.23	$11.62	$10.75
Total Return(b):	19.02%	20.93%	(3.36)%	9.06%	.33%

Ratios/Supplemental Data:
Net assets, end of year (000)	$46,911	$37,934	$30,888	$30,211	$26,846
Average net assets (000)	$41,896	$35,571	$33,830	$29,037	$21,419
Ratios to average net assets(c)(d):
Expenses, after waivers and/or expense reimbursement	.75%	.75%	.75%	.75%	.75%
Expenses, before waivers and/or expense reimbursement	.92%	.99%	.99%	1.02%	1.18%
Net investment income	.65%	.41%	.29%	.41%	1.15%
Portfolio turnover rate	23%	30%	20%	24%	46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A Shares.

See Notes to Financial Statements.

74

Class B Shares
	Year Ended September 30,
	2013(a)	2012(a)	2011(a)	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.10	$10.91	$11.38	$10.54	$10.92
Income (loss) from investment operations:
Net investment income (loss)	(.01)	(.03)	(.05)	(.04)	.03
Net realized and unrealized gain (loss) on investment transactions	2.38	2.22	(.42)	.91	(.17)
Total from investment operations	2.37	2.19	(.47)	.87	(.14)
Less Dividends and Distributions:
Dividends from net investment income	(.03)	-	-	(.03)	-
Distributions from net realized gains	-	-	-	-	(.24)
Total dividends and distributions	(.03)	-	-	(.03)	(.24)
Net asset value, end of year	$15.44	$13.10	$10.91	$11.38	$10.54
Total Return(b):	18.13%	20.07%	(4.13)%	8.28%	(.51)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,785	$28,111	$27,713	$33,340	$29,371
Average net assets (000)	$29,020	$29,094	$35,195	$32,262	$23,273
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.62%	1.69%	1.69%	1.72%	1.88%
Net investment income (loss)	(.06)%	(.26)%	(.42)%	(.36)%	.38%
Portfolio turnover rate	23%	30%	20%	24%	46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	75

Prudential Growth Allocation Fund

Financial Highlights

continued

Class C Shares
	Year Ended September 30,
	2013(a)	2012(a)	2011(a)	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.11	$10.92	$11.39	$10.55	$10.93
Income (loss) from investment operations:
Net investment income (loss)	(.01)	(.03)	(.06)	(.04)	.04
Net realized and unrealized gain (loss) on investment transactions	2.38	2.22	(.41)	.91	(.18)
Total from investment operations	2.37	2.19	(.47)	.87	(.14)
Less Dividends and Distributions:
Dividends from net investment income	(.03)	-	-	(.03)	-
Distributions from net realized gains	-	-	-	-	(.24)
Total dividends and distributions	(.03)	-	-	(.03)	(.24)
Net asset value, end of year	$15.45	$13.11	$10.92	$11.39	$10.55
Total Return(b):	18.11%	20.05%	(4.13)%	8.27%	(.51)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,416	$8,566	$8,182	$8,485	$7,806
Average net assets (000)	$9,377	$8,756	$9,614	$8,334	$6,366
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers and/or expense reimbursement	1.62%	1.69%	1.69%	1.72%	1.88%
Net investment income (loss)	(.10)%	(.28)%	(.47)%	(.34)%	.44%
Portfolio turnover rate	23%	30%	20%	24%	46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include the expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

76

Class R Shares
	Year Ended September 30,
	2013(a)	2012(a)	2011(a)	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.48	$11.17	$11.58	$10.72	$11.04
Income (loss) from investment operations:
Net investment income	.06	.03	.01	.02	.08
Net realized and unrealized gain (loss) on investment transactions	2.45	2.28	(.42)	.91	(.16)
Total from investment operations	2.51	2.31	(.41)	.93	(.08)
Less Dividends and Distributions:
Dividends from net investment income	(.09)	-	-	(.07)	-
Distributions from net realized gains	-	-	-	-	(.24)
Total dividends and distributions	(.09)	-	-	(.07)	(.24)
Net asset value, end of year	$15.90	$13.48	$11.17	$11.58	$10.72
Total Return(b):	18.74%	20.68%	(3.54)%	8.73%	.05%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3	$3	$2	$2	$2
Average net assets (000)	$3	$2	$2	$2	$2
Ratios to average net assets(c)(d):
Expenses, after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses, before waivers and/or expense reimbursement	1.37%	1.30%	1.44%	1.47%	1.63%
Net investment income	.40%	.22%	.11%	.15%	.90%
Portfolio turnover rate	23%	30%	20%	24%	46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R Shares.

See Notes to Financial Statements.

Prudential Asset Allocation Funds	77

Prudential Growth Allocation Fund

Financial Highlights

continued

Class Z Shares
	Year Ended September 30,
	2013(a)	2012(a)	2011(a)	2010	2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.73	$11.32	$11.69	$10.81	$11.08
Income (loss) from investment operations:
Net investment income	.13	.06	.06	.15	.12
Net realized and unrealized gain (loss) on investment transactions	2.50	2.35	(.43)	.85	(.15)
Total from investment operations	2.63	2.41	(.37)	1.00	(.03)
Less Dividends and Distributions:
Dividends from net investment income	(.16)	-	-	(.12)	-
Distributions from net realized gains	-	-	-	-	(.24)
Total dividends and distributions	(.16)	-	-	(.12)	(.24)
Net asset value, end of year	$16.20	$13.73	$11.32	$11.69	$10.81
Total Return(b):	19.31%	21.29%	(3.17)%	9.33%	.51%

Ratios/Supplemental Data:
Net assets, end of year (000)	$989	$1,112	$515	$345	$429
Average net assets (000)	$1,071	$786	$448	$361	$333
Ratios to average net assets(c):
Expenses, after waivers and/or expense reimbursement	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers and/or expense reimbursement	.62%	.69%	.69%	.72%	.88%
Net investment income	.84%	.49%	.43%	.87%	1.41%
Portfolio turnover rate	23%	30%	20%	24%	46%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements.

78

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

The Prudential Investment Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Asset Allocation Funds (comprised of Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund and Prudential Growth Allocation Fund, three of the series constituting The Prudential Investment Portfolios, Inc., hereafter referred to as the “Funds”), including the portfolio of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2013

Prudential Asset Allocation Funds	79

Federal Income Tax Information

(Unaudited)

For the year ended September 30, 2013, The Prudential Asset Allocation Funds reports the maximum amount allowable but not less than the following percentages of their ordinary income dividends paid during the year as 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (“QDI”), 2) eligible for corporate dividend received deduction in accordance with Section 854 of the Internal Revenue Code (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code (“IR”):

	QDI	DRD	IR
Conservative Allocation Fund	27.66%	13.47%	74.14%
Moderate Allocation Fund	71.45%	38.47%	62.66%
Growth Allocation Fund	100.00%	100.00%	30.67%

In January 2014, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2013.

80

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Ellen S. Alberding (55) Board Member Portfolios Overseen: 64	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.

Kevin J. Bannon (61) Board Member Portfolios Overseen: 64	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).

Linda W. Bynoe (61) Board Member Portfolios Overseen: 64	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Asset Allocation Funds

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Keith F. Hartstein (57) Board Member Portfolios Overseen: 64	Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.

Michael S. Hyland, CFA (68) Board Member Portfolios Overseen: 64	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Douglas H. McCorkindale (74) Board Member Portfolios Overseen: 64	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (71) Board Member Portfolios Overseen: 64	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).

James E. Quinn (61) Board Member Portfolios Overseen: 64	Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1984).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).

Richard A. Redeker (70) Board Member & Independent Chair Portfolios Overseen: 64	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Robin B. Smith (74) Board Member Portfolios Overseen: 64	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (70) Board Member Portfolios Overseen: 64	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held

Stuart S. Parker (51) Board Member & President Portfolios Overseen: 59	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Scott E. Benjamin (40) Board Member & Vice President Portfolios Overseen: 64	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Asset Allocation Funds

(1) The year in which each individual joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1995; Robin B. Smith, 1995; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (58) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Jonathan D. Shain (55) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

Claudia DiGiacomo (39) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Amanda S. Ryan (35) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012

Bruce Karpati (43) Chief Compliance Officer	Chief Compliance Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, the Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (May 2013 - Present); formerly National Chief (May 2012 - May 2013) and Co-Chief (January 2010 - May 2012) of the Asset Management Unit, Division of Enforcement, of the U.S. Securities and Exchange Commission; Assistant Regional Director (January 2005 - January 2010) of the U.S. Securities and Exchange Commission.	Since 2013

Theresa C. Thompson (51) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Richard W. Kinville (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011

Grace C. Torres (54) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.	Since 1998

M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.	Since 2006

Peter Parrella (55) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential Asset Allocation Funds

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Funds’ Boards of Directors

The Boards of Directors (the “Board”) of Prudential Asset Allocation Funds (each, a “Fund”, and collectively, the “Funds”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of each Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Funds’ Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew each Fund’s management agreement with Prudential Investments LLC (“PI”) and each Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 4-6, 2013 and approved the renewal of the agreements through July 31, 2014, after concluding that the renewal of the agreements was in the best interests of each Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided, the performance of each Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Fund and its shareholders as each Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with

[1]

Each of the Prudential Asset Allocation Funds is a series of The Prudential Investment Portfolios, Inc. There are three Prudential Asset Allocation Funds: Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Growth Allocation Fund.

[2]	Ms. Alberding and Messrs. Hartstein and Quinn were elected to the Board effective September 1, 2013.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

respect to each Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 4-6, 2013.

The Directors determined that the overall arrangements between each Fund and PI, which serves as each Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as each Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of each Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to each Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for each Fund, as well as the provision of fund recordkeeping, compliance, and other services to each Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Funds. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to each Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of each Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of the QMA portfolio managers who are responsible for the day-to-day management of each Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI and QMA. The Board also noted that it received

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favorable compliance reports from the Funds’ Chief Compliance Officer (“CCO”) as to each of PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to each Fund by QMA, and that there was a reasonable basis on which to conclude that each Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as each Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2012 exceeded the management fees paid by each Fund, resulting in an operating loss to PI. The Board also separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for each Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as each Fund’s assets grow beyond current levels. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

In light of each Fund’s current size and expense structure, the Board concluded that the absence of breakpoints in each Fund’s fee schedule is acceptable at this time.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with each Fund. The Board concluded that potential benefits to be derived by PI included fees received by

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

affiliates of PI for serving as each Fund’s securities lending agent, transfer agency fees received by each Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Funds. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Funds / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of each Fund for the one-, three-, and five-year periods ended December 31, 2012.

The Board also considered each Fund’s actual management fee, as well as each Fund’s net total expense ratio, for the fiscal year ended September 30, 2012. The Board considered the management fee for each Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe3 and the Peer Group for each Fund were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed each Fund

Visit our website at www.prudentialfunds.com

[3]	For Prudential Conservative Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Conservative Funds Performance Universe.
For Prudential Moderate Allocation Fund, the Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe, although Lipper classifies the Fund in its Mixed-Asset Target Allocation Growth Funds Performance Universe. The Fund was compared to the Lipper Mixed-Asset Target Allocation Moderate Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for fund performance comparisons.
For Prudential Growth Allocation Fund, the Fund was compared to the Lipper Multi-Cap Core Funds Performance Universe.

in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding each Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of fund expenses, or any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Prudential Conservative Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three-, and five-year periods.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2014.
•	The Board concluded that, in light of the Fund’s competitive performance against its benchmark index, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Moderate Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three-, and five-year periods.
•	The Board accepted PI’s recommendation to continue the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2014.

Prudential Asset Allocation Funds

Approval of Advisory Agreements (continued)

•	The Board concluded that, in light of the Fund’s competitive performance against its benchmark index, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Prudential Growth Allocation Fund

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	3rd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five-year period, and underperformed its benchmark index by less than 1% over the one- and three-year periods.
•	The Board accepted PI’s recommendation to retain the existing expense cap of 0.50% (exclusive of 12b-1 fees and certain other fees) through January 31, 2014.
•

The Board noted information provided by PI indicating that the Fund’s fourth quartile expense ranking was attributable to the fact that fixed costs had a significant impact due to the size of the Fund.

•

The Board noted that on a net basis, the Fund outperformed its Peer Universe for the three-year period for four of the last six calendar years, and was in the 51st percentile for one of the other years.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of each Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Funds has delegated to each Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Funds. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Bruce Karpati, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus for each Fund contain this and other information about the Funds. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Asset Allocation Funds, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios, Inc. name. Each Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

Each Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ASSET ALLOCATION FUNDS	NASDAQ	CUSIP		NASDAQ	CUSIP
Conservative Allocation (Class A)	JDUAX	74437E750	Moderate Allocation (Class R)	JMARX	74437E610
Conservative Allocation (Class B)	JDABX	74437E743	Moderate Allocation (Class Z)	JDMZX	74437E776
Conservative Allocation (Class C)	JDACX	74437E735	Growth Allocation (Class A)	JDAAX	74437E685
Conservative Allocation (Class R)	JDARX	74437E628	Growth Allocation (Class B)	JDGBX	74437E677
Conservative Allocation (Class Z)	JDAZX	74437E784	Growth Allocation (Class C)	JDGCX	74437E669
Moderate Allocation (Class A)	JDTAX	74437E727	Growth Allocation (Class R)	JGARX	74437E594
Moderate Allocation (Class B)	JDMBX	74437E719	Growth Allocation (Class Z)	JDGZX	74437E768
Moderate Allocation (Class C)	JDMCX	74437E693

MF194E    0254295-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2013 and September 30, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $147,000 and $147,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended September 30, 2013. During the fiscal year ended September 30, 2012, KPMG billed the Registrant $3,202 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders and for professional services rendered in connection with agreed upon procedures performed related to an in-kind distribution of equity securities.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

 Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 21, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	November 21, 2013